UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 17, 2023

Leap Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37990	27-4412575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Thorndike Street, Suite B1-1 Cambridge, MA	02141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 714-0360

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	LPTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 17, 2023 (the “Effective Date”), Leap Therapeutics, Inc. a Delaware corporation (“Leap”), acquired Flame Biosciences, Inc., a Delaware corporation (“Flame”), in accordance with the terms of the Agreement and Plan of Merger, dated as of the Effective Date (the “Merger Agreement”), by and among Leap, Fire Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Leap (“First Merger Sub”), Flame Biosciences LLC, a Delaware limited liability company and wholly owned subsidiary of Leap (“Second Merger Sub”), Flame, and the Stockholder Representative named therein. Pursuant to the Merger Agreement, First Merger Sub merged with and into Flame, and Flame was the surviving corporation of such merger and became a wholly owned subsidiary of Leap (the “First Merger”). Immediately following the First Merger, Flame merged with and into Second Merger Sub, and Second Merger Sub was the surviving entity of such merger (together with the First Merger, the “Merger”). The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

Pursuant to the Merger, and subject to and upon the terms and conditions set forth in the Merger Agreement, Leap has agreed to issue an aggregate of approximately 19,794,373 shares of the common stock, par value $0.001 per share, of Leap (“Common Stock”), and approximately 136,833 shares of Series X Non-Voting Convertible Preferred Stock, par value $0.001 per share, of Leap (the “Series X Preferred Stock” and, together with the Common Stock, the “Securities”). Each share of Series X Preferred Stock is convertible into 1,000 shares of Common Stock (subject to certain conditions as described below). Under the terms of the Merger Agreement, Leap has held back approximately 15,662 shares (the “Holdback Shares”) out of the aggregate number of shares of Series X Preferred Stock that the common stockholders of Flame (the “Target Stockholders”) otherwise would be entitled to receive pursuant to the Merger so that Leap can have recourse to the Holdback Shares for purposes of satisfying certain claims for indemnification that Leap may have against the Target Stockholders in connection with the Merger. In addition, subject to and upon the terms and conditions set forth in the Merger Agreement, Leap may also (i) pay Contingent Merger Consideration (as defined in the Merger Agreement) that may become payable if, and only if, certain assets of Flame related to Flame’s FL-101 program and/or FL-103 program are sold after the consummation of the Merger pursuant to the FL-101/103 Disposition Agreement (as defined in the Merger Agreement), which Contingent Merger Consideration, shall be 80% of the after-tax net proceeds, if any, and the payment thereof is subject to the terms and conditions set forth in the Merger Agreement and (ii) issue pursuant to the Merger additional shares of Series X Preferred Stock or Common Stock as a result of any applicable post-closing purchase price adjustment in the event that Flame’s actual Company Net Cash (as defined in the Merger Agreement) as of the closing is determined after the closing to be greater than Flame’s estimated Company Net Cash as of the closing.

Under the terms of the Merger Agreement, the Flame 2020 Omnibus Stock Incentive Plan was cancelled and all options to purchase or acquire shares of Flame’s capital stock that were outstanding and unexercised immediately prior to the First Effective Time (as defined in the Merger Agreement) ceased to represent a right to acquire shares of Flame’s capital stock and were cancelled without any payment. All issued and outstanding warrants to purchase shares of Flame’s capital stock were assumed by Leap and converted into warrants to purchase shares of Common Stock of Leap and warrants to purchase shares of Series X Preferred Stock of Leap on the same terms and conditions as applied to such outstanding warrants of Flame immediately prior to the First Effective Time (but with such changes provided for in the Merger Agreement to reflect such assumption and conversion).

Reference is made to the discussion of the Series X Preferred Stock in Item 5.03 of this Current Report on Form 8-K, which is incorporated into this Item 1.01 by reference.

Pursuant to the Merger Agreement, Leap has agreed to hold a stockholders’ meeting (the “Special Meeting”) to submit the following matters to its stockholders for their consideration: (i) the approval of the conversion of the Series X Preferred Stock into shares of Common Stock in accordance with Nasdaq Listing Rule 5635(a) (the “Conversion Proposal”); and (ii) if required, the approval of an amendment to the certificate of incorporation of Leap to authorize sufficient shares of Common Stock for the conversion of the Series X Preferred Stock issued pursuant to the Merger Agreement (the “Charter Amendment Proposal” and, together with the Conversion Proposal, the “Merger Agreement Meeting Proposals”). In connection with these matters, Leap intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant materials.

Prior to the Effective Date, the Board of Directors of Leap (the “Board”) unanimously approved the Merger Agreement and the related transactions, and the consummation of the Merger was not subject to approval of Leap stockholders.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Leap or Flame. The Merger Agreement contains representations, warranties and covenants that Leap and Flame made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Merger Agreement between Leap and Flame and may be subject to important qualifications and limitations agreed to by Leap and Flame in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or security holders, or may have been used for the purpose of allocating risk between Leap and Flame rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Leap’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Support Agreements

In connection with the execution of the Merger Agreement, Leap entered into stockholder support agreements (the “Support Agreements”) with each of HealthCare Ventures IX, L.P. and HealthCare Ventures VIII Liquidating Trust (the “Stockholders”). The Support Agreements provide that, among other things, the Stockholders have agreed to vote or cause to be voted all of the shares of Common Stock owned by such Stockholders as of the date of the Special Meeting in favor of the Merger Agreement Meeting Proposals at the Special Meeting to be held in connection therewith.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the Support Agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

At the closing of the Merger, Leap entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with those stockholders of Flame that become parties thereto. Pursuant to the Registration Rights Agreement, Leap will prepare and file a registration statement with the SEC within 75 days following the First Effective Time. Leap will use commercially reasonable efforts to cause this registration statement to be declared effective by the SEC as promptly as practicable after filing.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Effective Date, Leap completed its business combination with Flame. The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the Merger Agreement, Leap has agreed to issue shares of Common Stock and Series X Preferred Stock to the Target Stockholders. Such issuances are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Regulation D promulgated thereunder. The information contained in Items 1.01, 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Securities have not been registered under the Securities Act and such Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock, shares of Series X Preferred Stock, any preferred stock or any other securities of Leap.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

Patricia Martin

In accordance with the Merger Agreement, effective immediately after the Effective Date, Patricia Martin and Christian Richard were appointed to the Board as directors.

Ms. Martin, age 62, became a non-employee director of Leap in January 2023. Prior to the closing of the Merger, Ms. Martin served as a member of the board of directors of Flame since December 2020 and interim co-chief executive officer of Flame since December 2021. Ms. Martin has been President, Chief Executive Officer and board member of BioCrossroads, Indiana’s initiative to grow, advance and invest in the life sciences, supporting the region’s existing research and corporate strengths while encouraging new business development, since July 2019. Since 2019, Ms. Martin has been the Manager of BCI, an investment management corporation that makes seed fund investments in Indiana-based life sciences start-ups. From June 2010 until June 2017, she was the Chief Operating Officer of Lilly Diabetes at Eli Lilly and Company and has had several leadership roles that included strategy, clinical product development, and investor relations within Eli Lilly and Company. In addition, she serves as a member of the board of directors of CareSource and AN2 Therapeutics. Ms. Martin holds a B.S. degree in Accounting from Indiana University and an M.B.A. from Harvard Business School.

Christian Richard

Mr. Richard, age 52, became a non-employee director of Leap in January 2023. Mr. Richard has been Head of Public Research at Samsara BioCapital, a venture capital firm focused on investing in the life sciences, oncology, and digital healthcare sectors, since December of 2020. Previously, he was SVP of Research for approximately six years at Tekla Capital Management, a healthcare focused closed end fund manager, where Mr. Richard covered the biotechnology and pharmaceutical sectors, both public and private and across all size companies. Prior to Tekla Capital Management, Mr. Richard was a Partner and Head of Research for Merlin Biomed Private Equity/Merlin Nexus for 12 years, a cross-over life sciences fund focused on negotiated transactions in both late-stage private and public companies. Prior to Merlin Biomed Private Equity/Merlin Nexus, Mr. Richard spent five years in the Allergy/Immunology Group at the Schering-Plough Research Institute. He has a B.S. in Cellular and Molecular Biology from Purchase College and both an M.S. in Biochemistry and an M.B.A. in Finance from New York University.

Ms. Martin and Mr. Richard will receive the same benefits and compensation as other non-employee directors of Leap pursuant to Leap’s non-employee director compensation policy, as described on page 31 of Leap’s definitive proxy statement on Schedule 14A filed with the SEC on April 28, 2022. There are no arrangements or understandings between Ms. Martin or Mr. Richard and any other person pursuant to which either director was appointed as a non-employee member of the Board.

Ms. Martin and Mr. Richard will not be added to any board committees at this time.

Indemnification Agreements

Ms. Martin and Mr. Richard will enter into Leap’s standard form of director and officer indemnification agreement, a copy of which was filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series X Preferred Stock

On the Effective Date, Leap filed a Certificate of Designation of Preferences, Rights and Limitations of Series X Non-Voting Convertible Preferred Stock with the Secretary of State of the State of Delaware (the “Series X Certificate of Designation”) in connection with the Merger. The Series X Certificate of Designation authorizes 150,000 shares of Series X Preferred Stock and sets forth the rights, preferences, privileges and limitations of the Series X Preferred Stock. Pursuant to the Merger, and subject to and upon the terms and conditions set forth in the Merger Agreement, Leap has agreed to issue an aggregate of approximately 136,833 shares of Series X Preferred Stock.

Holders of Series X Preferred Stock are entitled to receive dividends on shares of Series X Preferred Stock equal to, on an as-if-converted-to-Common Stock basis, and in the same form and manner as, dividends actually paid on shares of Common Stock. Except as otherwise required by law, the Series X Preferred Stock does not have voting rights. However, as long as any shares of Series X Preferred Stock are outstanding, Leap will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series X Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series X Preferred Stock, (b) alter or amend the Series X Certificate of Designation, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series X Preferred Stock, (d) issue shares of Series X Preferred Stock (other than pursuant to, and in accordance with, the Merger Agreement), or increase the number of authorized shares of Series X Preferred Stock, or decrease the number of authorized shares of Series X Preferred Stock below an aggregate number of shares of Series X Preferred Stock then outstanding plus the total number of shares of Series X Preferred Stock issuable pursuant to the Merger Agreement that have not then previously been issued, (e) prior to the requisite approval of the Conversion Proposal by the stockholders of Leap, consummate a Fundamental Transaction (as defined in the Series X Certificate of Designation) or any merger or consolidation of Leap with or into another entity or any stock sale to, or other business combination in which the stockholders of Leap immediately before such transaction do not hold at least a majority of the capital stock of Leap immediately after such transaction, or (f) enter into any agreement with respect to any of the foregoing. The Series X Preferred Stock shall rank, as to distributions of assets upon liquidation, as follows: (i) senior to any class or series of capital stock of Leap created after the Effective Date specifically ranking by its terms junior to the Common Stock; (ii) on parity with the Common Stock and any other class or series of capital stock of Leap created after the Effective Date specifically ranking by its terms on parity with the Series X Preferred Stock or the Common Stock; and (iii) junior to any class or series of capital stock of Leap created after the Effective Date specifically ranking by its terms senior to the Common Stock.

Following the requisite approval of the Conversion Proposal by the stockholders of Leap, each share of Series X Preferred Stock then outstanding shall automatically convert into a number of shares of Common Stock equal to the Conversion Ratio (as defined in the Series X Certificate of Designation), subject to certain limitations, including that Leap shall not effect any conversion of shares of Series X Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than 9.99% initially (such number may be adjusted at the discretion of the holder to a number between 9.9% and 19.9%) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion. Under the terms of the Merger Agreement, Leap has agreed to use reasonable best efforts to call and hold the Special Meeting to obtain the requisite approval for the conversion of all outstanding shares of Series X Preferred Stock issued in the Merger into shares of Common Stock, as required by the listing rules of The Nasdaq Stock Market LLC, within 90 days after the date of the Merger Agreement and, if such approval is not obtained at the Special Meeting, to seek to obtain such approval at an annual or special stockholders meeting to be held at least every six months thereafter until such approval is obtained, which would be time consuming and costly. If Leap’s stockholders do not timely approve the conversion of the Series X Preferred Stock, then the holders of Series X Preferred Stock may, commencing six months following the initial issuance of the Series X Preferred Stock but prior to receipt of the requisite approval of the Conversion Proposal by the stockholders of Leap, be entitled to require Leap to settle their shares of Series X Preferred Stock for cash at a price per share equal to the then-current fair value of the Series X Preferred Stock, as described in the Series X Certificate of Designation.

The foregoing description of the Series X Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Series X Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Such statements are based upon current plans, estimates and expectations of the management of Leap that are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts, including statements regarding the expected benefits of the merger, including estimations of anticipated cost savings and projected cash runway; the competitive ability and position of the combined company; the sufficiency of the combined company’s cash, cash equivalents and short-term investments to fund operations; future product development plans; stockholder approval of the conversion rights of the Series X Non-Voting Convertible Preferred Stock; the potential, safety, efficacy, and regulatory and clinical progress of the combined company’s product candidates, including the anticipated timing for initiation of clinical trials and release of clinical trial data and the expectations surrounding potential regulatory submissions, approvals and timing thereof; and any assumptions underlying any of the foregoing, are forward-looking statements. Important factors that could cause actual results to differ materially from Leap’s plans, estimates or expectations could include, but are not limited to: (i) Leap’s ability to successfully integrate the Flame operations and realize the anticipated benefits of the acquisition of Flame; (ii) whether Leap’s stockholders approve the conversion of the Series X Preferred Stock; (iii) whether Leap’s cash resources will be sufficient to fund Leap’s continuing operations and the newly acquired Flame operations, including the liabilities of Flame incurred in connection with the completion of the Merger; (iv) whether Flame’s products will advance into or through the clinical trial process when anticipated or at all or warrant submission for regulatory approval; (v) whether such products will receive approval from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies; (vi) the impact of legislative, regulatory, economic, competitive and technological changes; (vii) exposure to inflation, currency rate and interest rate fluctuations, as well as fluctuations in the market price of Leap’s traded securities; (viii) that the initiation, conduct, and completion of clinical trials, laboratory operations, manufacturing campaigns, and other studies may be delayed, adversely affected, or impacted by COVID-19, global conflict or supply chain related issues; (ix) the size and growth potential of the markets for Leap’s or Flame’s drug product candidates; and (x) Leap’s ability to comply with the continued listing requirements of the Nasdaq Global Market. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Leap may not actually achieve the forecasts disclosed in such forward-looking statements, and you should not place undue reliance on such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in Leap’s most recent Annual Report on Form 10-K filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in its subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither Leap, nor any of its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing Leap’s views as of any date subsequent to the date hereof.

Additional Information

Leap plans to file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the conversion of the Series X Preferred Stock (as amended or supplemented from time to time, the “Proxy Statement”). INVESTORS AND STOCKHOLDERS ARE URGED TO READ ANY SUCH PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY LEAP WITH THE SEC OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain a free copy of the Proxy Statement and other documents containing important information about Leap, once such documents are filed with the SEC, from the SEC’s website at www.sec.gov. Leap makes available free of charge at www.leaptx.com (in the “Investors” section), copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation

Leap, its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of Leap in connection with the Merger. Securityholders may obtain information regarding the names, affiliations and interests of Leap’s directors and executive officers in Leap’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 11, 2022, and its definitive proxy statement for the 2022 annual meeting of stockholders, which was filed with the SEC on April 28, 2022. Additional information regarding the interests of such individuals in the Merger will be included in the Proxy Statement relating to the Merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Leap’s website at www.leaptx.com.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

Leap intends to file financial statements required by this Item 9.01(a) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(b) Pro forma financial information.

Leap intends to file the pro forma financial information that is required by this Item 9.01(b) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(d)       Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated January 17, 2023, by and among Leap Therapeutics, Inc., Fire Merger Sub, Inc., Flame Biosciences LLC, Flame Biosciences, Inc., and the Stockholder Representative named therein.(1)

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series X Non-Voting Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on January 17, 2023.

10.1	Support Agreement by and between Leap Therapeutics, Inc. and HealthCare Ventures IX L.P., dated January 17, 2023.

10.2	Support Agreement by and between Leap Therapeutics, Inc. and HealthCare Ventures VIII Liquidating Trust, dated January 17, 2023.

10.3	Registration Rights Agreement, dated January 17, 2023, by and among the Company and the Holders.

10.4	Form of Indemnification Agreement (filed as Exhibit 10.10 to Amendment No. 1 to the Registrant's registration statement on Form S-4 (File No. 333-213794) as filed on November 2, 2016).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(1)	Schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Leap agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that Leap may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP THERAPEUTICS, INC.

Dated: January 23, 2023	By:	/s/ Douglas E. Onsi
	Name:	Douglas E. Onsi
	Title:	Chief Executive Officer and President

Exhibit 2.1

Execution Version

AGREEMENT AND PLAN OF MERGER

among:

LEAP THERAPEUTICS, INC.,
a Delaware corporation;

FIRE MERGER SUB, INC.,
a Delaware corporation;

FLAME BIOSCIENCES LLC,
a Delaware limited liability company;

FLAME BIOSCIENCES, INC.,
a Delaware corporation,

and

Shareholder Representative Services LLC,
as the Stockholder Representative

Dated as of January 17, 2023

Page

Section 1.	DESCRIPTION OF TRANSACTION	2
1.1	The Merger	2
1.2	Effects of the Merger	3
1.3	Closing; First Effective Time; Second Effective Time	3
1.4	Certificate of Designation; Certificate of Incorporation and Bylaws; Directors and Officers	3
1.5	Merger Consideration	4
1.6	Conversion of Shares	5
1.7	Closing of the Company’s Transfer Books	6
1.8	Exchange of Shares	6
1.9	Appraisal Rights	8
1.10	Company Options; Company Warrants	9
1.11	Further Action	13
1.12	Withholding	13
1.13	Holdback	13
1.14	Allocation Certificate	15
1.15	Calculation of Company Net Cash;	16
1.16	Contingent Merger Consideration	19
Section 2.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY	26
2.1	Due Organization; Subsidiaries	26
2.2	Organizational Documents	26
2.3	Authority; Binding Nature of Agreement	26
2.4	Vote Required	26
2.5	Non-Contravention; Consents	27
2.6	Capitalization	28
2.7	Financial Statements	30
2.8	Absence of Changes	31
2.9	Absence of Undisclosed Liabilities	32
2.10	Title to Assets	33
2.11	Real Property; Leasehold	33
2.12	Intellectual Property	33
2.13	Agreements, Contracts and Commitments	35
2.14	Compliance; Permits; Restrictions	37

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Page

2.15	Legal Proceedings; Orders	40
2.16	Tax Matters	40
2.17	Employee and Labor Matters; Benefit Plans	43
2.18	Environmental Matters	46
2.19	Insurance	46
2.20	No Financial Advisors	47
2.21	Transactions with Affiliates	47
2.22	Anti-Bribery	47
2.23	Net Cash	47
2.24	Disclaimer of Other Representations or Warranties	47
Section 3.	REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUBS	48
3.1	Due Organization; Subsidiaries	48
3.2	Organizational Documents	49
3.3	Authority; Binding Nature of Agreement	49
3.4	Vote Required	50
3.5	Non-Contravention; Consents	50
3.6	Capitalization	51
3.7	SEC Filings; Financial Statements	52
3.8	Legal Proceedings; Orders	55
3.9	No Financial Advisors	55
3.10	Valid Issuance	55
3.11	Disclaimer of Other Representations or Warranties	55
Section 4.	ADDITIONAL AGREEMENTS OF THE PARTIES	56
4.1	Stockholder Written Consent; Information Statement	56
4.2	Parent Stockholders’ Meeting	56
4.3	Proxy Statement	57
4.4	Reservation of Parent Common Stock; Issuance of Shares of Parent Common Stock	58
4.5	Employee, Consultant and Other Independent Contractor Matters	58
4.6	Indemnification of Officers and Directors	60
4.7	Additional Agreements	60

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Page

4.8	Confidentiality Obligations; Release of Claims	61
4.9	Listing	62
4.10	Tax Matters	62
4.11	Legends	66
4.12	Directors and Officers	66
4.13	Section 16 Matters	66
4.14	Cooperation	66
4.15	Takeover Statutes	66
4.16	Private Placement	67
Section 5.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PARTY	67
5.1	No Restraints	67
5.2	Listing	67
5.3	Required Company Stockholder Vote	67
5.4	Minimum Estimated Company Net Cash	67
5.5	Certificate of Designation	67
Section 6.	CLOSING DELIVERIES OF THE COMPANY	68
6.1	Documents	68
6.2	FIRPTA Certificate	69
Section 7.	CLOSING DELIVERIES OF PARENT	69
7.1	Documents	69
Section 8.	INDEMNIFICATION	69
8.1	Survival	69
8.2	Indemnification	70
8.3	Certain Limitations	72
8.4	Procedures	76
8.5	Exclusive Remedy	78
8.6	Adjustment to Consideration	78
Section 9.	MISCELLANEOUS PROVISIONS	78
9.1	Amendment	78
9.2	Waiver	78
9.3	Entire Agreement; Counterparts; Exchanges by Electronic Transmission	79
9.4	Applicable Law; Jurisdiction	79

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Page

9.5	Assignability	79
9.6	Notices	79
9.7	Cooperation	81
9.8	Severability	81
9.9	Other Remedies; Specific Performance	81
9.10	No Third-Party Beneficiaries	81
9.11	Construction	82
9.12	Expenses	83
9.13	Stockholder Representative	83

Exhibits and Schedules:

Exhibit A	Definitions

Exhibit B	Letter of Transmittal

Exhibit C	Form of Certificate of Designation

Exhibit D	Holder Questionnaire

Exhibit E	Registration Rights Agreement

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AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER is made and entered into as of January 17, 2023, by and among LEAP THERAPEUTICS, INC., a Delaware corporation (“Parent”), FIRE MERGER SUB, INC., a Delaware corporation and wholly owned subsidiary of Parent (“First Merger Sub”), FLAME BIOSCIENCES LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Second Merger Sub” and together with First Merger Sub, “Merger Subs”), FLAME BIOSCIENCES, INC., a Delaware corporation (the “Company”), and Shareholder Representative Services LLC, a Colorado limited liability company solely in its capacity as the representative, agent and attorney-in-fact of the Company Stockholders and the Assumed Company Warrant Stockholders (the “Stockholder Representative”). Certain capitalized terms used in this Agreement are defined in Exhibit A.

RECITALS

A.            Parent and the Company intend to effect a merger of First Merger Sub with and into the Company (the “First Merger”) in accordance with this Agreement and the DGCL. Upon consummation of the First Merger, First Merger Sub will cease to exist and the Company will become a wholly owned subsidiary of Parent.

B.            Immediately following the First Merger and as part of the same overall transaction as the First Merger, the Company will merge with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “Merger”), with Second Merger Sub being the surviving entity of the Second Merger.

C.            The Parties intend that the First Merger and the Second Merger, taken together, will constitute an integrated transaction described in Rev. Rul. 2001-46, 2001-2 C.B. 321 that qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, and by executing this Agreement, the Parties intend to adopt this Agreement as a plan of reorganization within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3.

D.            The Parent Board has (a) determined that the Contemplated Transactions are advisable and in the best interests of Parent and its stockholders, (b) approved and declared advisable this Agreement and the Contemplated Transactions, including the issuance of the Parent Common Stock Payment Shares and the Parent Preferred Stock Payment Shares to the Company Stockholders pursuant to the terms of this Agreement, and (c) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholders of Parent vote to approve the Parent Stockholder Matters at the Parent Stockholders’ Meeting to be convened following the Closing (the “Parent Board Approval”).

E.            The First Merger Sub Board has (a) determined that the Contemplated Transactions are advisable and in the best interests of First Merger Sub and its sole stockholder, (b) approved and declared advisable this Agreement and the Contemplated Transactions and (c) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the sole stockholder of First Merger Sub vote to adopt this Agreement and thereby approve the Contemplated Transactions (the “First Merger Sub Board Approval”).

F.            The sole member of Second Merger Sub has (a) determined that the Contemplated Transactions are advisable and in the best interests of Second Merger Sub and its sole member, and (b) approved this Agreement and the Contemplated Transactions (the “Second Merger Sub Sole Member Approval”).

G.            The Company Board has (a) determined that the Contemplated Transactions are advisable and in the best interests of the Company and its stockholders, (b) approved and declared advisable this Agreement and the Contemplated Transactions and (c) recommended, upon the terms and subject to the conditions set forth in this Agreement, that the Company Stockholders vote to approve this Agreement and the Contemplated Transactions (the “Company Board Approval”).

H.            Contemporaneously with the execution and delivery of this Agreement, but prior to the filing of the First Certificate of Merger, Company Stockholders holding at least (i) a majority of the total number of issued and outstanding shares of Company Common Stock, and (ii) a majority of the issued and outstanding shares of Company Common Stock held by the Stockholders (as defined in the Company Stockholders Agreement), will deliver a duly executed written consent, in form and substance reasonably acceptable to Parent, in accordance with the Company’s Certificate of Incorporation, the Company’s bylaws and the DGCL (the “Stockholder Written Consent”) approving and adopting this Agreement and the Contemplated Transactions (the “Required Company Stockholder Vote”).

I.            Contemporaneously with the execution and delivery of this Agreement, but prior to the filing of the First Certificate of Merger, Parent will file the Certificate of Designation with the office of the Secretary of State of the State of Delaware.

J.            Contemporaneously with the execution and delivery of this Agreement, Parent and certain Company Stockholders have executed and delivered the Registration Rights Agreement.

AGREEMENT

The Parties, intending to be legally bound, agree as follows:

Section 1.                DESCRIPTION OF TRANSACTION

1.1            The Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the First Effective Time, First Merger Sub shall be merged with and into the Company, and the separate existence of First Merger Sub shall cease. As a result of the First Merger, the Company will continue as the surviving corporation in the First Merger (the “First Step Surviving Corporation”). Upon the terms and subject to the conditions set forth in this Agreement, at the Second Effective Time, the First Step Surviving Corporation will merge with and into Second Merger Sub, and the separate existence of the First Step Surviving Corporation shall cease. As a result of the Second Merger, Second Merger Sub will continue as the surviving entity in the Second Merger (the “Surviving Entity”).

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1.2            Effects of the Merger. At and after the First Effective Time, the First Merger shall have the effects set forth in this Agreement, the First Certificate of Merger and in the applicable provisions of the DGCL. As a result of the First Merger, the First Step Surviving Corporation will become a wholly owned subsidiary of Parent. At and after the Second Effective Time, the Second Merger shall have the effects set forth in this Agreement, the Second Certificate of Merger and in the applicable provisions of the DGCL and the DLLCA.

1.3            Closing; First Effective Time; Second Effective Time. The consummation of the Merger (the “Closing”) is being consummated remotely via the electronic exchange of documents on the date of this Agreement (the “Closing Date”). At the Closing, (i) the Parties shall cause the First Merger to be consummated by executing and filing with the Secretary of State of the State of Delaware a certificate of merger with respect to the First Merger, satisfying the applicable requirements of the DGCL and in form and substance to be agreed upon by the Parties (the “First Certificate of Merger”) and (ii) the Parties shall cause the Second Merger to be consummated by executing and filing with the Secretary of State of the State of Delaware a certificate of merger with respect to the Second Merger, satisfying the applicable requirements of the DGCL and the DLLCA and in form and substance to be agreed upon by the Parties (the “Second Certificate of Merger”). The First Merger shall become effective at the time of the filing of the First Certificate of Merger with the Secretary of State of the State of Delaware or at such later time as may be specified in the First Certificate of Merger (the time as of which the First Merger becomes effective being referred to as the “First Effective Time”). The Second Merger shall become effective at the time of the filing of the Second Certificate of Merger with the Secretary of State of the State of Delaware or at such later time as may be specified in the Second Certificate of Merger (the time as of which the Second Merger becomes effective being referred to as the “Second Effective Time”).

1.4            Certificate of Designation; Certificate of Incorporation and Bylaws; Directors and Officers.

(a)            Contemporaneously with the execution and delivery of this Agreement, but prior to the filing of the First Certificate of Merger, Parent will file the Certificate of Designation with the office of the Secretary of State of the State of Delaware.

(b)            At the First Effective Time:

(i)            the certificate of incorporation of the First Step Surviving Corporation shall be amended and restated its entirety to read as the certificate of incorporation of First Merger Sub in effect immediately prior to the First Effective Time, until thereafter amended as provided by the DGCL and such certificate of incorporation; provided, however, that at the First Effective Time (as part of the First Certificate of Merger), the certificate of incorporation of the First Step Surviving Corporation, as so amended and restated, shall reflect that the name of the First Step Surviving Corporation is “Flame Biosciences, Inc.”;

(ii)           the bylaws of the First Step Surviving Corporation shall be amended and restated in their entirety to read identically to the bylaws of the First Merger Sub as in effect immediately prior to the First Effective Time, until thereafter amended as provided by the DGCL and such bylaws; provided, however, that, at the First Effective Time, the bylaws of the First Step Surviving Corporation, as so amended and restated, shall reflect that the name of the First Step Surviving Corporation is “Flame Biosciences, Inc.”;

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(iii)          the directors and officers of the First Step Surviving Corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the First Step Surviving Corporation (as such certificate of incorporation and bylaws shall be amended in accordance with the applicable provisions of Section 1.4(b)(i) and Section 1.4(b)(ii)), shall the directors and officers of First Merger Sub immediately prior to the First Effective Time.

(c)            At the Second Effective Time:

(i)            the certificate of formation of the Surviving Entity shall be the certificate of formation of Second Merger Sub as in effect immediately prior to the Second Effective Time, until thereafter amended as provided by the DLLCA and such certificate of formation;

(ii)           the limited liability company agreement of the Surviving Entity shall be the limited liability company agreement of Second Merger Sub as in effect immediately prior to the Second Effective Time, until thereafter amended as provided by the DLLCA and such limited liability company agreement; and

(iii)          the managers and officers, if any, of the Surviving Entity, each to hold office in accordance with the certificate of formation and limited liability company agreement of the Surviving Entity (as such certificate of formation and limited liability company agreement shall be amended in accordance with the applicable provisions of Section 1.4(c)(i) and Section 1.4(c)(ii)), shall be the managers and officers of the Second Merger Sub immediately prior to the Second Effective Time.

1.5            Merger Consideration. Subject to and upon the terms and conditions of this Agreement (including, without limitation, Section 1.13), the aggregate merger consideration (the “Merger Consideration”) to be paid or provided by or on behalf of Parent pursuant to this Agreement in respect of the aggregate number of shares of Company Common Stock that are issued and outstanding immediately prior to the First Effective Time and/or that are issuable immediately prior to the First Effective Time upon exercise of the Assumed Company Warrants shall be (a) 19,794,373 shares of Parent Common Stock, subject to adjustment pursuant to Section 1.6(d) (the “Parent Common Stock Payment Shares”), (b) 136,833 shares of Parent Convertible Preferred Stock (which number of shares include all of the Holdback Shares), subject to adjustment pursuant to Section 1.6(d) (the “Parent Preferred Stock Payment Shares”), and (c) any and all Contingent Merger Consideration that becomes payable by Parent or that Parent is required to provide subject to, and upon the terms and conditions set forth, in this Agreement (including, without limitation, Section 1.16). Pursuant to, and in accordance with, the Certificate of Designation, each share of Parent Convertible Preferred Stock shall be convertible into 1,000 shares of Parent Common Stock; provided, that, as required under certain Nasdaq Stock Market Rules that are applicable to Parent, none of the shares of Parent Convertible Preferred Stock may be converted into shares of Parent Common Stock unless and until the issuance of shares of Parent Common Stock upon conversion of any of the outstanding shares of the Parent Convertible Preferred Stock, all in accordance with the terms of the Certificate of Designation (the “Preferred Stock Conversion Proposal”), is approved by the Required Parent Stockholder Vote at the Parent Stockholders’ Meeting pursuant to Section 4.2.

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1.6            Conversion of Shares.

(a)            At the First Effective Time, by virtue of the First Merger and without any further action on the part of Parent, Merger Subs, the Company, any Company Stockholder, or any stockholder of Parent:

(i)            any shares of Company Common Stock held as treasury stock or held or owned by the Company or any wholly owned Subsidiary of the Company immediately prior to the First Effective Time shall be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor; and

(ii)           each share of Company Common Stock outstanding immediately prior to the First Effective Time (excluding shares to be canceled pursuant to Section 1.6(a)(i) and excluding Dissenting Shares) shall be automatically converted solely into the right to receive the following: (1) a number of Parent Common Stock Payment Shares equal to the Parent Closing Common Stock Payment Shares Exchange Ratio as set forth on the Allocation Certificate; (2) a number of Parent Preferred Stock Payment Shares equal to the Parent Closing Preferred Stock Payment Shares Exchange Ratio as set forth on the Allocation Certificate; (3) if any Holdback Shares are issued by Parent to the Company Stockholders pursuant to Section 1.13 or any other provision of this Agreement, a number of such Holdback Shares equal to the Holdback Shares Exchange Ratio; and (4) if any Contingent Merger Consideration is required to be paid or provided by or on behalf of Parent pursuant to, and in accordance with, this Agreement (including, without limitation, Section 1.16), a portion of such Contingent Merger Consideration equal to the Contingent Merger Consideration Exchange Ratio.

(b)            No fractional shares of Parent Common Stock or Parent Convertible Preferred Stock shall be issued, no certificates or scrip for any such fractional shares shall be issued, and no cash payment in lieu of any fractional share shall be paid in connection with the First Merger. Any fraction of a share of Parent Common Stock or Parent Convertible Preferred Stock shall be rounded down to the nearest whole number.

(c)            At the First Effective Time, by virtue of the First Merger and without any further action on the part of Parent, Merger Subs, the Company, any Company Stockholder, or any stockholder of Parent, each share of common stock of First Merger Sub issued and outstanding immediately prior to the First Effective Time shall be converted into and exchanged for one (1) share of common stock of the First Step Surviving Corporation. If applicable, each stock certificate of First Merger Sub evidencing ownership of any such shares shall, as of the First Effective Time, evidence ownership of such shares of common stock of the First Step Surviving Corporation.

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(d)            If, between the date of this Agreement and the date that any Parent Common Stock Payment Shares, any Parent Preferred Stock Payment Shares, or any Holdback Shares, as the case may be, are issued by Parent pursuant to this Agreement, the outstanding shares of Parent Common Stock or Parent Convertible Preferred Stock, as applicable, shall have been changed into, or exchanged for, a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares or other like change, any such Parent Common Stock Payment Shares, any such Parent Preferred Stock Payment Shares, or any such Holdback Shares, as the case may be, to be issued by Parent pursuant to this Agreement shall, to the extent necessary, be proportionally and equitably adjusted to reflect such change to the extent necessary to provide the holders of any such Parent Common Stock Payment Shares, the holders of any such Parent Preferred Stock Payment Shares, or the holders of any such Holdback Shares, as the case may be, to be issued by Parent pursuant to this Agreement with the same economic effect as contemplated by this Agreement prior to such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares or other like change. No adjustment shall be made pursuant to this Section 1.6(d) with respect to any Holdback Shares to be issued by Parent pursuant to this Agreement if such adjustment would be duplicative of any adjustment with respect to such Holdback Shares pursuant to the terms of the Certificate of Designation.

(e)            At the Second Effective Time, by virtue of the Second Merger and without any action on the part of Parent, the First Step Surviving Corporation, Second Merger Sub or their respective stockholders or members, each share of the First Step Surviving Corporation issued and outstanding immediately prior to the Second Effective Time shall be canceled and extinguished without any conversion thereof and no payment or distribution shall be made with respect thereto.

1.7            Closing of the Company’s Transfer Books. At the First Effective Time: (a) all holders of (i) certificates representing shares of Company Common Stock (a “Company Stock Certificate”) and (ii) book-entry shares representing shares of Company Common Stock (“Book-Entry Shares”), in each case, that were outstanding immediately prior to the First Effective Time shall cease to have any rights as stockholders of the Company; and (b) the stock transfer books of the Company shall be closed with respect to all shares of Company Common Stock outstanding immediately prior to the First Effective Time. No further transfer of any such shares of Company Common Stock shall be made on such stock transfer books after the First Effective Time.

1.8            Exchange of Shares.

(a)            The Exchange Agent shall act as exchange agent in the Merger. Promptly after the First Effective Time, Parent shall deposit (or cause to be deposited) with the Exchange Agent evidence of book-entry shares representing the Parent Common Stock Payment Shares and Parent Preferred Stock Payment Shares issuable pursuant to Section 1.6(a)(ii). For clarity, such book-entry shares shall not include any Holdback Shares. The evidence deposited with the Exchange Agent of book-entry shares representing such Parent Common Stock Payment Shares and Parent Preferred Stock Payment Shares, together with any dividends or distributions received by the Exchange Agent with respect to such Parent Common Stock Payment Shares and Parent Preferred Stock Payment Shares after the First Effective Time, are referred to collectively as the “Exchange Fund.”

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(b)            Promptly after the First Effective Time, the Parties shall cause the Exchange Agent to send to the Persons who were record holders of shares of Company Common Stock that were converted into the right to receive the Merger Consideration: (i) a letter of transmittal in substantially the form attached hereto as Exhibit B (the “Letter of Transmittal”); and (ii) instructions for effecting the surrender of Company Stock Certificates or transfer of Book-Entry Shares in exchange for Parent Common Stock Payment Shares and Parent Preferred Stock Payment Shares. Notwithstanding the foregoing sentence, at or prior to the Closing, Parent shall cause the Exchange Agent to deliver to the Company the form of Letter of Transmittal and such instructions, and the Company or its representatives may send such form of Letter of Transmittal and such instructions to any Person who, immediately prior to the First Effective Time, is a record holder of shares of Company Common Stock that are or will be converted into the right to receive the Merger Consideration at the First Effective Time. Upon delivery at any time after the First Effective Time by the holder of any Company Stock Certificate or Book-Entry Share to the Exchange Agent of a duly executed Letter of Transmittal and such other documents as may be reasonably required by the Exchange Agent or Parent, together with, if applicable, any such Company Stock Certificate: (A) such holder shall be entitled to receive, in exchange for such Company Stock Certificate or Book-Entry Share, book-entry shares representing the number of whole shares of Parent Common Stock and Parent Convertible Preferred Stock that such holder has the right to receive pursuant to the provisions of Section 1.6(a)(ii); and (B) the Company Stock Certificate or Book-Entry Share so surrendered or transferred, as the case may be, shall be canceled. Until surrendered or transferred as contemplated by this Section 1.8(b), each Company Stock Certificate or Book-Entry Share shall be deemed, from and after the First Effective Time, to represent only the right to receive book-entry shares representing the number of whole shares of Parent Common Stock and Parent Convertible Preferred Stock that such holder has the right to receive pursuant to the provisions of Section 1.6(a)(ii) and the right to receive any other Merger Consideration that such holder has the right to receive pursuant to this Agreement. If any Company Stock Certificate shall have been lost, stolen or destroyed, Parent may, in its discretion and as a condition precedent to the delivery of any Merger Consideration in respect of the share of Company Common Stock represented by such Company Stock Certificate, require the owner of such lost, stolen or destroyed Company Stock Certificate to provide an applicable affidavit with respect to such Company Stock Certificate that includes an obligation of such owner to indemnify Parent against any claim suffered by Parent related to the lost, stolen or destroyed Company Stock Certificate as Parent may reasonably request. Payment of the Merger Consideration in respect of any Company Stock Certificate or Book-Entry Share may be made to a Person other than the Person in whose name such Company Stock Certificate or Book-Entry Share so surrendered or transferred in accordance with this Section 1.8 is registered under the stock books or records of the Company immediately prior to the First Effective Time if such Company Stock Certificate or Book-Entry Shares shall be properly endorsed or otherwise be in proper form for transfer in accordance with Section 1.7 and this Section 1.8 and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the transfer or establish to the reasonable satisfaction of Parent that such Taxes have been paid or are not applicable. Each Person that is entitled to receive Parent Common Stock and/or Parent Convertible Preferred Stock shall have the right to become party to the Registration Rights Agreement as a “Holder” by executing a counterpart signature to such agreement. The Merger Consideration and any dividends or other distributions as are payable pursuant to Section 1.8(c) shall be deemed to have been in full satisfaction of all rights pertaining to Company Common Stock formerly represented by such Company Stock Certificates or Book-Entry Shares.

(c)            No dividends or other distributions declared or made with respect to Parent Common Stock or Parent Convertible Preferred Stock with a record date on or after the First Effective Time shall be paid to the holder of any unsurrendered Company Stock Certificate or untransferred Book-Entry Shares with respect to the Parent Common Stock Payment Shares and/or Parent Preferred Stock Payment Shares that such holder has the right to receive in the Merger until such holder surrenders such Company Stock Certificate or transfers such Book-Entry Shares or provides an affidavit of loss or destruction in lieu thereof in accordance with this Section 1.8 (at which time (or, if later, on the applicable payment date) such holder shall be entitled, subject to the effect of applicable abandoned property, escheat or similar Laws, to receive all such dividends and distributions, without interest).

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(d)            Any portion of the Exchange Fund that remains unclaimed by holders of shares of Company Common Stock as of the date that is one year after the Closing Date shall be delivered to Parent upon demand, and any holders of Company Stock Certificates or Book-Entry Shares who have not theretofore surrendered their Company Stock Certificates or transferred their Book-Entry Shares in accordance with this Section 1.8 shall thereafter look only to Parent for satisfaction of their claims for Parent Common Stock Payment Shares and Parent Preferred Stock Payment Shares, and any dividends or distributions with respect to shares of Parent Common Stock Payment Shares and Parent Preferred Stock Payment Shares.

(e)            No Party shall be liable to any holder of any shares of Company Common Stock or to any other Person with respect to any shares of Parent Common Stock or Parent Convertible Preferred Stock (or dividends or distributions with respect thereto) or for any cash amounts delivered to any public official pursuant to any applicable abandoned property Law, escheat Law or similar Law.

1.9            Appraisal Rights.

(a)            Notwithstanding any provision of this Agreement to the contrary, shares of Company Common Stock that are outstanding immediately prior to the First Effective Time and which are held by Company Stockholders who have exercised and perfected appraisal rights for such shares of Company Common Stock in accordance with the DGCL (collectively, the “Dissenting Shares”) shall not be converted into or represent the right to receive the Merger Consideration described in Section 1.5 or Section 1.6(a)(ii) attributable to such Dissenting Shares, and such Merger Consideration attributable to such Dissenting Shares shall not be issued by Parent pursuant to this Agreement and Parent shall cease to have any obligation under this Agreement to issue, provide or pay such Merger Consideration attributable to such Dissenting Shares. Such Company Stockholder shall be entitled to receive payment of the appraised value of such shares of Company Common Stock held by them in accordance with the DGCL, unless and until such Company Stockholders fail to perfect or effectively withdraw or otherwise lose their appraisal rights under the DGCL. All Dissenting Shares held by Company Stockholders who shall have failed to perfect or shall have effectively withdrawn or lost their right to appraisal of such shares of Company Common Stock under the DGCL (whether occurring before, at or after the First Effective Time) shall thereupon be deemed to be converted into and to have become exchangeable for, as of the First Effective Time, the right to receive the Merger Consideration, without interest, attributable to such Dissenting Shares upon their surrender in the manner provided in Section 1.6(a)(ii) and Section 1.8.

(b)            The Company has provided Parent prompt written notice of any demands for appraisal of Company Common Stock received by the Company, withdrawals of such demands and any other demands, notices, or instruments served on the Company and any material correspondence received by the Company in connection with such demands prior to the First Effective Time.

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1.10          Company Options; Company Warrants.

(a)            At the First Effective Time, the Company Plan shall be terminated and each Company Option that is outstanding and unexercised immediately prior to the First Effective Time shall cease to represent a right to acquire shares of Company Common Stock and shall be cancelled without any payment, whether in cash or in Parent Common Stock Payment Shares or Parent Preferred Stock Payment Shares, being made in respect thereof.

(b)            At the First Effective Time, subject to the provisions of Section 1.10(c), each Company Warrant that is outstanding and unexercised immediately prior to the First Effective Time shall cease to represent a right to acquire shares of Company Common Stock and shall be assumed and converted into a warrant to purchase Parent Common Stock Payment Shares in accordance with the terms set forth below in this Section 1.10(b) (each, a “Parent Common Stock Assumed Company Warrant”) and a warrant to purchase Parent Preferred Stock Payment Shares in accordance with the terms set forth below in this Section 1.10(b) (each, a “Parent Preferred Stock Assumed Company Warrant”). The Parent Common Stock Assumed Company Warrants and the Parent Preferred Stock Assumed Company Warrants may be referred to, collectively, as the “Assumed Company Warrants” and each individually as an “Assumed Company Warrant.” In addition, if any Contingent Merger Consideration is required to be paid or provided by or on behalf of Parent pursuant to, and in accordance with, this Agreement (including, without limitation, Section 1.16), each Assumed Company Warrant shall entitle the holder thereof, upon exercise of such Assumed Company Warrant, to a portion of such Contingent Merger Consideration in accordance with the provisions set forth below in this Section 1.10(b). Accordingly, from and after the First Effective Time:

(i)            the number of Parent Common Stock Payment Shares subject to the Parent Common Stock Assumed Company Warrant into which a Company Warrant is converted at the First Effective Time pursuant to this Section 1.10(b) shall be equal to the number of shares of Company Common Stock subject to such Company Warrant immediately prior to the First Effective Time multiplied by the Parent Common Stock Warrant Exchange Ratio as set forth on the Allocation Certificate, rounded down, if necessary, to the nearest whole Parent Common Stock Payment Share;

(ii)           each such Parent Common Stock Assumed Company Warrant shall have an exercise price per share (rounded up to the nearest whole cent) to be calculated as follows: (A) the exercise price per share of Company Common Stock that, immediately prior to the First Effective Time, was subject to the Company Warrant that was assumed and converted into such Parent Common Stock Assumed Company Warrant at the First Effective Time pursuant to this Section 1.10(b) multiplied by (B) a fraction, the numerator of which shall be the aggregate number of Parent Common Stock Payment Shares, and the denominator of which shall be the aggregate number of Parent Common Stock Payment Shares plus the product of the aggregate number of Parent Preferred Stock Payment Shares multiplied by 1,000 (subject to proportionate and equitable adjustment upon any stock split, stock dividend, reverse stock split, reclassification, recapitalization or similar event with respect to the Parent Common Stock or the Parent Convertible Preferred Stock at any time after the date of this Agreement), and the product that results from the multiplication of (A) and (B) shall be divided by (C) the Parent Common Stock Warrant Exchange Ratio;

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(iii)          the number of Parent Preferred Stock Payment Shares subject to the Parent Preferred Stock Assumed Company Warrant into which a Company Warrant is converted at the First Effective Time pursuant to this Section 1.10(b) shall be equal to (A) the number of shares of Company Common Stock subject to such Company Warrant immediately prior to the First Effective Time multiplied by (B) the Parent Preferred Stock Warrant Exchange Ratio as set forth on the Allocation Certificate, rounded down, if necessary, to the nearest whole Parent Preferred Stock Payment Share;

(iv)          each such Parent Preferred Stock Assumed Company Warrant shall have an exercise price per share (rounded up to the nearest whole cent) to be calculated as follows: (A) the exercise price per share of Company Common Stock that, immediately prior to the First Effective Time, was subject to the Company Warrant that was assumed and converted into such Parent Preferred Stock Assumed Company Warrant at the First Effective Time pursuant to this Section 1.10(b) multiplied by (B) a fraction, the numerator of which shall be the product of the aggregate number of Parent Preferred Stock Payment Shares multiplied by 1,000 (subject to proportionate and equitable adjustment upon any stock split, stock dividend, reverse stock split, reclassification, recapitalization or similar event with respect to the Parent Common Stock or the Parent Convertible Preferred Stock at any time after the date of this Agreement), and the denominator of which shall be the aggregate number of Parent Common Stock Payment Shares plus the product of the aggregate number of Parent Preferred Stock Payment Shares multiplied by 1,000 (subject to proportionate and equitable adjustment upon any stock split, stock dividend, reverse stock split, reclassification, recapitalization or similar event with respect to the Parent Common Stock or the Parent Convertible Preferred Stock at any time after the date of this Agreement), and the product that results from the multiplication of (A) and (B) shall be divided by (C) the Parent Preferred Stock Warrant Exchange Ratio;

(v)           in the event of the Preferred Stock Conversion Proposal is approved, (1) each Parent Preferred Stock Assumed Company Warrant then outstanding shall automatically become converted into a warrant exercisable solely for shares of Parent Common Stock, (2) the number of shares of Parent Common Stock (rounded down to the nearest whole share of Parent Common Stock) that shall automatically become subject to such Parent Preferred Stock Assumed Company Warrant by virtue of such approval shall be equal to the product of 1,000 (subject to proportionate and equitable adjustment upon any stock split, stock dividend, reverse stock split, reclassification, recapitalization or similar event with respect to the Parent Common Stock or the Parent Convertible Preferred Stock at any time after the date of this Agreement) multiplied by the number of Parent Preferred Stock Payment Shares that were subject to such Parent Preferred Stock Assumed Company Warrant immediately prior to such approval, and (3) the exercise price per share (rounded up to the nearest whole cent) for the shares of Parent Common Stock that automatically become subject to such Parent Preferred Stock Assumed Company Warrant by virtue of such approval shall be equal to the quotient obtained by dividing the exercise price per share for the Parent Preferred Stock Payment Shares subject to such Parent Preferred Stock Assumed Company Warrant immediately prior to such approval, by 1,000 (subject to proportionate and equitable adjustment upon any stock split, stock dividend, reverse stock split, reclassification, recapitalization or similar event with respect to the Parent Common Stock or the Parent Convertible Preferred Stock at any time after the date of this Agreement);

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(vi)          if any Contingent Merger Consideration is required to be paid or provided by or on behalf of Parent pursuant to, and in accordance with, this Agreement (including, without limitation, Section 1.16) at any time and from time to time while any Assumed Company Warrant remains outstanding and unexercised, in whole or in part, then, upon exercise of such Assumed Company Warrant by the holder thereof for shares of Parent Common Stock (in the event that, at the time of the exercise of such Assumed Company Warrant by the holder thereof, such Assumed Company Warrant is exercisable for shares of Parent Common Stock) and subject to and upon the terms and conditions set forth in Section 1.16, Parent shall pay or provide to such holder with respect to each of the shares of Parent Common Stock purchased by such holder upon such exercise of such Assumed Company Warrant a portion of the cumulative aggregate amount of such Contingent Merger Consideration (excluding any portion of such cumulative aggregate amount of such Contingent Merger Consideration to which the Company Stockholders were or are entitled pursuant to Section 1.6(a)(ii)) equal to the product (rounded to the nearest two decimal places) obtained by multiplying (i) such cumulative aggregate amount of such Contingent Merger Consideration by (ii) the Per Share Assumed Company Warrant Amount (subject to appropriate and equitable adjustment (without duplication) upon any stock split, stock dividend, reverse stock split, reclassification, recapitalization or other similar event with respect to the Parent Common Stock or Parent Convertible Preferred Stock at any time and from time to time after the date of this Agreement);

(vii)         if any Contingent Merger Consideration is required to be paid or provided by or on behalf of Parent pursuant to, and in accordance with, this Agreement (including, without limitation, Section 1.16) at any time and from time to time while any Assumed Company Warrant remains outstanding and unexercised, in whole or in part, then, upon exercise of such Assumed Company Warrant by the holder thereof for shares of Parent Convertible Preferred Stock (in the event that, at the time of the exercise of such Assumed Company Warrant by the holder thereof, such Assumed Company Warrant is exercisable for shares of Parent Convertible Preferred Stock) and subject to and upon the terms and conditions set forth in Section 1.16, Parent shall pay or provide to such holder with respect to each of the shares of Parent Convertible Preferred Stock purchased by such holder upon such exercise of such Assumed Company Warrant a portion of the cumulative aggregate amount of such Contingent Merger Consideration (excluding any portion of such cumulative aggregate amount of such Contingent Merger Consideration to which the Company Stockholders were or are entitled pursuant to Section 1.6(a)(ii)) equal to the product (rounded to the nearest two decimal places) obtained by multiplying (i) such cumulative aggregate amount of such Contingent Merger Consideration by (ii) the Per Share Assumed Company Warrant Amount (subject to appropriate and equitable adjustment (without duplication) upon any stock split, stock dividend, reverse stock split, reclassification, recapitalization or other similar event with respect to the Parent Common Stock or the Parent Convertible Preferred Stock at any time and from time to time after the date of this Agreement), multiplied by 1,000 (subject to proportionate and equitable adjustment upon any stock split, stock dividend, reverse stock split, reclassification, recapitalization or similar event with respect to the Parent Common Stock or the Parent Convertible Preferred Stock at any time after the date of this Agreement);

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(viii)        if any Contingent Merger Consideration is required to be paid or provided by or on behalf Parent pursuant to, and in accordance with, this Agreement (including, without limitation, Section 1.16) at any time while any shares of Parent Common Stock purchased upon exercise of any Assumed Company Warrant remain issued and outstanding and/or while any shares of Parent Common Stock issued upon conversion of shares of Parent Convertible Preferred Stock that were purchased upon exercise of any Assumed Company Warrant remain issued and outstanding, then, subject to and upon the terms and conditions set forth in Section 1.16, Parent shall pay or provide to the holder of any such shares of Parent Common Stock a portion of such Contingent Merger Consideration (excluding any portion of such Contingent Merger Consideration to which the Company Stockholders are entitled pursuant to Section 1.6(a)(ii)) with respect to each of such shares of Parent Common Stock equal to the product obtained by multiplying (i) such Contingent Merger Consideration by (ii) the Per Share Assumed Company Warrant Amount (subject to appropriate and equitable adjustment (without duplication) upon any stock split, stock dividend, reverse stock split, reclassification, recapitalization or other similar event with respect to the Parent Common Stock or Parent Convertible Preferred Stock at any time and from time to time after the date of this Agreement); and

(ix)          if any Contingent Merger Consideration is required to be paid or provided by or on behalf Parent pursuant to, and in accordance with, this Agreement (including, without limitation, Section 1.16) at any time while any shares of Parent Convertible Preferred Stock purchased upon exercise of any Assumed Company Warrant remain issued and outstanding, then, subject to and upon the terms and conditions set forth in Section 1.16, Parent shall pay or provide to the holder of any such shares of Parent Convertible Preferred Stock a portion of such Contingent Merger Consideration (excluding any portion of such Contingent Merger Consideration to which the Company Stockholders are entitled pursuant to Section 1.6(a)(ii)) with respect to each of such shares of Parent Convertible Preferred Stock equal to the product obtained by multiplying (i) such Contingent Merger Consideration by (ii) the Per Share Assumed Company Warrant Amount (subject to appropriate and equitable adjustment (without duplication) upon any stock split, stock dividend, reverse stock split, reclassification, recapitalization or other similar event with respect to the Parent Common Stock or Parent Convertible Preferred Stock at any time and from time to time after the date of this Agreement), multiplied by 1,000 (subject to proportionate and equitable adjustment upon any stock split, stock dividend, reverse stock split, reclassification, recapitalization or similar event with respect to the Parent Common Stock or the Parent Convertible Preferred Stock at any time after the date of this Agreement).

(c)            Promptly after the First Effective Time, Parent shall deliver to each Person that, immediately prior to the First Effective Time, was the holder of a Company Warrant that was then outstanding and unexercised a written agreement, instrument or document (the “Company Warrant Holder Confirmation and Joinder”) pursuant to which such Person shall, among other things, (i) confirm that such Person is a holder of such Company Warrant and shall confirm the terms of such Company Warrant (including, without limitation, the number of shares of Company Common Stock underlying such Company Warrant immediately prior to First Effective Time and the exercise price per share of such Company Warrant immediately prior to the First Effective Time), (ii) acknowledge the assumption of such Company Warrant by Parent, the conversion of such assumed Company Warrant into Assumed Company Warrants and the terms of such Assumed Company Warrants, all pursuant to, and in accordance with, this Section 1.10(b), and (iii) agree to be bound by all of the terms and conditions of the Merger Agreement that are applicable to holders of Company Warrants, to holders of Assumed Company Warrants and to Assumed Company Warrant Stockholders (including, without limitation, the terms and conditions of Section 1.10(b), this Section 1.10(c), Section 1.16 and Section 9.13), in each case if and to the extent such terms and conditions are applicable to such Person. Notwithstanding anything express or implied in this Agreement to the contrary, it shall be a condition precedent to the assumption by Parent of any Company Warrant that is outstanding and unexercised immediately prior to the First Effective Time and the conversion of such Company Warrant into Assumed Company Warrants and the right to receive a portion of the Contingent Merger Consideration, all pursuant to and in accordance with the terms of this Agreement, that the holder of such Company Warrant execute and deliver to Parent the Company Warrant Holder Confirmation and Joinder applicable with respect to such Company Warrant.

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1.11          Further Action. If, at any time after the First Effective Time, any further action is determined by the Surviving Entity to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Entity with full right, title and possession of and to all rights and property of the Company, then the officers and directors of the Surviving Entity shall be fully authorized, and shall use their and its reasonable best efforts (in the name of the Company, in the name of Merger Subs, in the name of the Surviving Entity and otherwise) to take such action.

1.12          Withholding. The Parties, the Exchange Agent and the Contingent Merger Consideration Paying Agent, if any, (each, a “Withholding Agent”) shall be entitled to deduct and withhold from the consideration (including by reducing the number of shares of Parent Common Stock and/or Parent Convertible Preferred Stock to be issued to the Company Stockholders or the holders of Assumed Company Warrants and/or by reducing any of the Contingent Merger Consideration) otherwise payable pursuant to this Agreement to any holder of Company Common Stock, any holder of Assumed Company Warrants, any holder of Parent Common Stock or Parent Convertible Preferred Stock purchased upon exercise of any Assumed Company Warrants or any other Person (each, a “Required Withholding Holder”) such amounts as such Party, the Exchange Agent or the Contingent Merger Consideration Paying Agent is required to deduct and withhold under the Code or any other Law with respect to the making of such payment; provided, that if a Withholding Agent determines that any payment to any Required Withholding Holder hereunder is subject to deduction and/or withholding, then, except with respect to compensatory payments, or as a result of a failure to deliver the certificate described in Section 6.2, such Withholding Agent shall (i) provide notice to such Required Withholding Holder as soon as reasonably practicable after such determination and (ii) use commercially reasonable efforts to cooperate with such Required Withholding Holder to reduce or eliminate any such deduction and/or withholding. To the extent that amounts are so withheld and paid over to the appropriate Governmental Body, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made.

1.13          Holdback.

(a)            Notwithstanding anything express or implied in Section 1.5 or Section 1.6 to the contrary, Parent shall not issue any of the Holdback Shares upon, and by virtue of, the consummation of the First Merger and, instead, shall issue the Holdback Shares to the Company Stockholders subject to, and upon, the terms and conditions set forth in this Section 1.13. In accordance with the provisions of Section 8.3 or Section 1.15(d), as applicable, the number of Holdback Shares to be issued by Parent to the Company Stockholders pursuant to this Agreement is subject to reduction (i) to the extent necessary to satisfy any claims for indemnification to which any of the Parent Indemnified Parties is entitled pursuant to the provisions of Section 8 or any other provision of this Agreement and/or (ii) pursuant to, and in accordance with, the provisions of Section 1.15(d).

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(b)            Within thirty (30) Business Days following the date that is the twelve (12) month anniversary of the Closing Date (the "Holdback Shares Issue Date”), Parent shall issue the Holdback Shares to the Company Stockholders; provided, that, notwithstanding the foregoing, (i) Parent shall not issue the number of Holdback Shares reasonably necessary to satisfy any Pending Claims (as determined pursuant to Section 8) until such time as any of the Holdback Shares not issued pursuant to the foregoing provisions of this clause (i) are no longer reasonably necessary to satisfy any Pending Claims pursuant to the provisions of Section 8 and are no longer subject to the provisions of Section 1.15, and (ii) Parent’s obligation to issue the Holdback Shares pursuant to the foregoing provisions of this Section 1.13(b) is subject to the provisions of Section 1.15. With respect to any Holdback Shares to be issued by Parent to the Company Stockholders pursuant to this Section 1.13(b) on the Holdback Shares Issue Date, Parent shall cause its transfer agent to make appropriate book-entries in Parent’s stock ledger or other books and records to reflect such issuance of such Holdback Shares and Parent shall deliver to the Exchange Agent, for further distribution to the Company Stockholders in accordance with Section 1.8, evidence of such issuance of such Holdback Shares to the Company Stockholders.

(c)            Within ten (10) Business Days following the date after the Holdback Shares Issue Date on which any Holdback Shares not issued pursuant to Section 1.13(b) that have not been used to satisfy any claims for indemnification pursuant to Section 8 or any claims pursuant to Section 1.15(d), are not then reasonably necessary to satisfy any Pending Claims pursuant to Section 8, and are not then subject to any of the provisions of Section 1.15 that would prohibit or prevent Parent from issuing such Holdback Shares to the Company Stockholders, Parent shall issue such Holdback Shares to the Company Stockholders. With respect to any Holdback Shares to be issued by Parent to the Company Stockholders pursuant to this Section 1.13(c), Parent shall cause its transfer agent to make appropriate book-entries in Parent’s stock ledger or other books and records to reflect such issuance of such Holdback Shares and Parent shall deliver to the Exchange Agent, for further distribution to the Company Stockholders in accordance with Section 1.8, evidence of such issuance of such Holdback Shares to the Company Stockholders.

(d)            It is hereby understood and agreed, for clarity, that the intent of Section 1.13(b) and Section 1.13(c) is to require Parent, at any time and from time to time from and after the Holdback Shares Issue Date, to issue to the Company Stockholders any Holdback Shares that (1) have not been previously issued to the Company Stockholders, (2) have not previously been used to satisfy any claims for indemnification pursuant to Section 8 or any claims pursuant to Section 1.15(d) and (3) are not reasonably necessary to satisfy any then Pending Claims that have been properly asserted in accordance with the applicable provisions of Section 8 (regardless of whether any such then Pending Claims have been properly asserted before or after the Holdback Shares Issue Date) and/or to satisfy the Company Net Cash Deficit Amount (or any portion thereof), if any, in accordance with the provisions of Section 1.15(d)).

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(e)            The Company Stockholders shall not be entitled to receive any dividends or other distributions in respect of any Holdback Shares unless and until such Holdback Shares are issued by Parent to the Company Stockholders on or following the Holdback Shares Issue Date pursuant to the Section 1.13.

(f)            If a Parent Sale occurs before all of the Holdback Shares have been issued to the Company Stockholders, then immediately prior to the consummation of such Parent Sale, (i) any Holdback Shares that have not previously been distributed to the Company Stockholders (whether or not previously earned), that are not reasonably necessary to satisfy any Pending Claims in accordance with the provisions of Section 8, and that are not then subject to any of the provisions of Section 1.15, shall be deemed earned, (ii) Parent shall issue to the Company Stockholders any applicable Holdback Shares that satisfy the criteria set forth in the immediately preceding clause (i), and (iii) the holders of such Holdback Shares so issued by Parent pursuant to the immediately preceding clause (ii) shall be eligible to participate in such Parent Sale with respect to such Holdback Shares. In the event any Holdback Shares are not issued in connection with a Parent Sale because they remain at the time of such Parent Sale reserved to support a Pending Claim or because they are then subject to any of the provisions of Section 1.15, then any such Holdback Shares that are ultimately required to be issued following the resolution of such Pending Claim and that are then not subject to any of the provisions of Section 1.15 shall convert into the right to receive the form and amount of consideration that such Holdback Shares would have received if issued and distributed to the Company Stockholders immediately prior to such Parent Sale.

1.14          Allocation Certificate.

(a)            Prior to the date of the Closing, the Company has prepared and delivered to Parent a draft of the Allocation Certificate that the Company anticipates in good faith is to be delivered by the Company to Parent immediately prior to the Closing, and immediately prior to the Closing the Company shall deliver to Parent a certificate signed by the President and Chief Executive Officer of the Company (the “Allocation Certificate”), which Allocation Certificate shall set forth, as of the Closing Date and immediately prior to the First Effective Time, the following:

(i)            with respect to each Company Stockholder: (1) the name and mailing address and/or e-mail address of each Company Stockholder; (2) the number and type of shares of Company Common Stock held by each such Company Stockholder; (3) the respective certificate number(s) representing such shares of Company Common Stock; (4) the Pro Rata Share of each Company Stockholder; (5) the Parent Common Stock Payment Shares and the Parent Preferred Stock Payment Shares issuable to each Company Stockholder upon, and by virtue of, the consummation of the Closing (for clarity, not including any of the Holdback Shares that may be issued to the Company Stockholders); (6) the Holdback Shares issuable to each Company Stockholder, both prior to and after the mandatory conversion of Parent Convertible Preferred Stock into shares of Parent Common Stock pursuant to the provisions of the Certificate of Designation upon the approval of the Preferred Stock Conversion Proposal by the Required Parent Stockholder Vote at the Parent Stockholders’ Meeting; and (7) whether such Company Stockholder has delivered a Holder Questionnaire and if such Company Stockholder is an Accredited Investor;

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(ii)           with respect to the Company Warrants: (1) the name and mailing address and/or e-mail address of each holder of each Company Warrant; (2) the number and type of shares of Company Common Stock underlying each Company Warrant as of immediately prior to the First Effective Time; (3) the issuance date and the expiration date of each Company Warrant; (4) the exercise price(s) per share of each Company Warrant as of immediately prior to the First Effective Time; and (5) the number of shares of Parent Common Stock issuable upon exercise of each Parent Common Stock Assumed Company Warrant, the number of shares of Parent Convertible Preferred Stock issuable upon exercise of each Parent Preferred Stock Assumed Company Warrant, and the exercise price per share of each Parent Common Stock Assumed Company Warrant and each Parent Preferred Stock Assumed Company Warrant.

(b)            For the purposes of determining the value of the shares of Parent Common Stock and Parent Convertible Preferred Stock included in the Merger Consideration (including the Holdback Shares), each share of Parent Common Stock shall be deemed to have a cash or dollar value equal to the Parent Closing Price (subject to proportionate and equitable adjustment upon any stock split, stock dividend, reverse stock split, reclassification, recapitalization or other similar event with respect to the Parent Common Stock at any time after the date of this Agreement), and each share of Parent Convertible Preferred Stock shall be deemed to have a cash or dollar value equal to the product of the number of shares of Parent Common Stock into which such share of Parent Convertible Preferred Stock is convertible (disregarding and without taking into account any provision of the Certificate of Designation that limits or restricts the right of the holder of such share of Parent Convertible Preferred Stock to convert such share of Parent Convertible Preferred Stock into shares of Parent Common Stock) multiplied by the Parent Closing Price (subject to proportionate and equitable adjustment upon any stock split, stock dividend, reverse stock split, reclassification, recapitalization and other similar event with respect to the Parent Common Stock at any time after the date of this Agreement).

(c)            The Parties agree that Parent and Merger Subs shall be entitled to rely on the Allocation Certificate in making payments under this Section 1 and any other payments pursuant to this Agreement, and Parent and Merger Subs shall not be responsible for the calculations or the determinations regarding such calculations in such Allocation Certificate.

1.15          Calculation of Company Net Cash; Adjustments.

(a)            Prior to the date of this Agreement, the Company has prepared and delivered a spreadsheet (the “Estimated Company Net Cash Certificate”), certified by the Interim Co-Chief Executive Officer of the Company, which sets forth the Company’s good faith estimate of the Company Net Cash (the “Estimated Company Net Cash”), including each component thereof and afforded Parent an opportunity to conduct a review of such Estimated Company Net Cash Certificate and back-up materials with respect thereto. The Parties agree that Parent and Merger Subs shall be entitled to rely on the Estimated Company Net Cash Certificate for all purposes of this Agreement, and Parent and Merger Subs shall not be responsible for the preparation or content of the Estimated Company Net Cash Certificate or the estimates of the Estimated Company Net Cash or the accuracy or completeness thereof, as set forth in the Estimated Company Net Cash Certificate.

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(b)            At least five (5) Business Days prior to the Holdback Shares Issue Date, Parent shall prepare and deliver to the Stockholders’ Representative a spreadsheet (the “Parent Company Net Cash Certificate”), certified by the Chief Financial Officer of Parent, that sets forth Parent’s good faith calculation of the Company Net Cash, including each component thereof. For clarity, the Parent Company Net Cash Certificate may include items or components of Company Net Cash that were not included in the Estimated Company Net Cash Certificate, as well as amounts for any of the items or components of Company Net Cash that were included in the Estimated Company Net Cash Certificate that are different than the amounts estimated for any such items or components of Company Net Cash as set forth in the Estimated Company Net Cash Certificate. Parent shall afford the Stockholders’ Representative an opportunity to conduct a review of the Parent Company Net Cash Certificate and back-up materials with respect thereto for a period of 30 days (the “Company Net Cash Review Period”). In the event that the Stockholders’ Representative delivers written notice of its objection to the Parent Company Net Cash Certificate within the Company Net Cash Review Period, Parent and the Stockholders’ Representative shall use their best efforts to resolve the dispute within the next 30 days. To this effect, they shall consult and negotiate with each other in good faith and, recognizing their mutual interests, attempt to reach a resolution. Promptly following the date on which all disputed calculations, amounts and other items in the Parent Company Net Cash Certificate are resolved (or, if there is no dispute, promptly after the Stockholders’ Representative and Parent reach agreement or are otherwise deemed to have agreed to such calculations, amounts and other items), Parent shall (i) to the extent applicable, revise the Parent Company Net Cash Certificate and the calculations, amounts, and other items to reflect the resolution of any disputed items (the Parent Company Net Cash Certificate, as so revised (if any such revision is required), the “Final Company Net Cash Certificate”, and the calculation of the Company Net Cash based upon the items set forth in the Final Company Net Cash Certificate, the “Final Company Net Cash”)) and (ii) deliver a copy thereof to the Stockholders’ Representative, and the Final Company Net Cash Certificate, and the calculation of Final Company Net Cash, shall be final and binding on Parent, the Stockholder Representative, the Company Stockholders and the Assumed Company Warrant Stockholders; provided, that in the event that the Stockholders’ Representative does not deliver written notice of its objection to the Parent Company Net Cash Certificate within the Company Net Cash Review Period, the Parent Company Net Cash Certificate and the calculation of Parent Company Net Cash set forth therein, shall be final and binding on Parent, the Stockholder Representative, the Company Stockholders and the Assumed Company Warrant Stockholders and shall be deemed to be the Final Company Net Cash Certificate and Final Company Net Cash, respectively, for all purposes of this Agreement. In the event that Parent’s good faith calculation of the Company Net Cash as set forth on the Parent Company Net Cash Certificate is less than the Estimated Company Net Cash, then, notwithstanding anything express or implied in Section 1.13 or elsewhere in this Agreement to the contrary, Parent shall be entitled pursuant to this Section 1.15(b) to not issue on the Holdback Shares Issue Date and retain the number of Holdback Shares that would otherwise be issued on the Holdback Shares Issue Date having a cash or dollar value equal to such difference until such time as such Holdback Shares not issued on the Holdback Shares Issue Date pursuant to this Section 1.15(b) are no longer necessary to satisfy the Company Net Cash Deficit Amount pursuant to Section 1.15(d), are no longer reasonably necessary to satisfy any Pending Claims pursuant to the provisions of Section 8 and are issued by Parent pursuant to Section 1.13.

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(c)            If the Final Company Net Cash is greater than the Estimated Company Net Cash, (such difference, the “Company Net Cash Surplus Amount”), then, Parent shall be required to provide to the Company Stockholders and the Assumed Company Warrant Stockholders their applicable portion of an additional aggregate number of shares of either Parent Convertible Preferred Stock or Parent Common Stock, as applicable, to be issued by Parent pursuant to, and in accordance with, the provisions of Section 1.16(c) and any and all other applicable provisions of this Agreement.

(d)            If the Final Company Net Cash is less than the Estimated Company Net Cash (such difference, the “Company Net Cash Deficit Amount”), the Company Net Cash Deficit Amount shall be satisfied (A) first, by terminating the obligation of Parent to issue, and the right of the Company Stockholders to receive, pursuant to this Agreement a number of Holdback Shares having a cash or dollar value equal to the Company Net Cash Deficit Amount; provided, that no Holdback Shares that are subject to any Pending Claims may be used to satisfy the Company Net Cash Deficit Amount (or any portion thereof) pursuant to this Section 1.15(d) (except if, when and to the extent that such Holdback Shares are no longer subject to any Pending Claims) and (B) second, at the election of Parent in its sole discretion, (I) by exercising a right to set off the Company Net Cash Deficit Amount (or any portion thereof) against all or any portion of any Contingent Merger Consideration that is owed by Parent or the Surviving Entity and has not yet been paid or provided and/or (II) by seeking recourse (in the form of a cash payment or other form of recourse) directly from the Company Stockholders and the Assumed Company Warrant Stockholders, in each case, in accordance with each Company Stockholder’s and Assumed Company Warrantholder’s Section 1.15(d) Pro Rata Share. In the event that Parent seeks to terminate the obligation of Parent to issue, and the right of the Company Stockholders to receive, any Holdback Shares pursuant to this Agreement in order to satisfy the Company Net Cash Deficit Amount (or any portion thereof), then, for such purposes, (i) each Holdback Share that consists of Parent Convertible Preferred Stock shall be deemed to have a cash or dollar value equal to the product of the number of shares of Parent Common Stock into which such Holdback Share is then convertible (disregarding and without taking into account any provision of the Certificate of Designation that limits or restricts the right of the holder of any share of Parent Convertible Preferred Stock to convert such share of Parent Convertible Preferred Stock into shares of Parent Common Stock) multiplied by the Parent Closing Price (subject to proportionate and equitable adjustment upon any stock split, stock dividend, reverse stock split, reclassification, recapitalization and other similar event with respect to the Parent Common Stock or the Parent Convertible Preferred Stock at any time after the date of this Agreement), (ii) each Holdback Share that consists of Parent Common Stock shall be deemed to have a cash or dollar value equal to the Parent Closing Price (subject to proportionate and equitable adjustment upon any stock split, stock dividend, reverse stock split, reclassification, recapitalization and other similar event with respect to the Parent Common Stock at any time after the date of this Agreement) and (iii) the termination pursuant to this Section 1.15(d) of the obligation of Parent to issue, and the right of the Company Stockholders to receive, any Holdback Shares pursuant to this Agreement shall be deemed and treated as satisfying the Company Net Cash Deficit Amount (or any portion thereof) to the extent of the cash or dollar value of such Holdback Shares as determined in accordance with the provisions of this Section 1.15(d).

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(e)            If the aggregate amount of the Final Company Net Cash, as set forth in the Final Company Net Cash Certificate, is equal to the aggregate amount of Estimated Company Net Cash, as set forth in the Estimated Company Net Cash Certificate, no adjustment shall be made.

1.16          Contingent Merger Consideration.

(a)            During the period of one hundred eighty (180) days after the Closing, Parent shall cause the Surviving Entity to, and the Surviving Entity shall be required to, use commercially reasonable efforts to prepare, negotiate, execute and deliver the FL-101/103 Disposition Agreement on terms and conditions substantially consistent with the terms and conditions set forth in the draft FL-101/103 Disposition Agreement having a draft date legend on the first page thereof that reads “Winston Draft December 5, 2022”(the “FL-101/103 Draft Disposition Agreement”); provided, however, that, notwithstanding the foregoing, (i) Parent and the Surviving Entity shall be entitled to negotiate in good faith such deviations from the FL-101/103 Draft Disposition Agreement as are reasonable and customary for a transaction of such kind (or as may be necessary to ensure the consistency of such transaction with this Agreement), (ii) the Surviving Entity shall not be required to enter into or use commercially reasonable efforts to enter into, and Parent shall not be required to use commercially reasonable efforts to cause the Surviving Entity to enter into, the FL-101/103 Disposition Agreement if the terms of the FL-101/103 Disposition Agreement would impose any material restrictions, limitations or restraints on the conduct of the business or operations of Parent, the Surviving Entity or any of their respective subsidiaries following the closing of the transactions contemplated under the FL-101/103 Disposition Agreement, (iii) the Surviving Entity and Parent may cause the FL-101/103 Disposition Agreement to be structured as an exclusive license and/or exclusive sublicense of any or all of the Company Fl-101/Fl-103 Program Assets instead of as a sale or assignment of the Company Fl-101/Fl-103 Program Assets if doing so is advantageous to the Surviving Entity or Parent from an income tax perspective or reduces any risk of adverse income tax consequences to the Surviving Entity or Parent; provided, that the consideration to be paid or provided to the Surviving Entity under the FL-101/103 Disposition Agreement if the FL-101/103 Disposition Agreement is structured as an exclusive license and/or sublicense is no less favorable in any material respect to the Surviving Entity than if the FL-101/103 Disposition Agreement were structured as a sale or assignment of the Fl-101/Fl-103 Program Assets, and (iv) the Surviving Entity shall not be required to enter into or use commercially reasonable efforts to enter into, and Parent shall not be required to use commercially reasonable efforts to cause the Surviving Entity to enter into, the FL-101/103 Disposition Agreement (and the Surviving Entity shall not be required to consummate or use commercially reasonable efforts to consummate, and Parent shall not be required to consummate or to use commercially reasonable efforts to cause the Surviving Entity to consummate, the transactions contemplated under the FL-101/103 Disposition Agreement) if either (1) any third party consents are required in order to consummate the transactions contemplated under the FL-101/103 Draft Disposition Agreement or the FL-101/103 Disposition Agreement, as the case may be, and such third party consents are not provided by the applicable third party after a request for such third party consents has been made, or (2) upon consummation of the transactions contemplated under the FL-101/103 Draft Disposition Agreement or the FL-101/103 Disposition Agreement, as the case may be, the amount of any upfront cash payment actually received by the Surviving Entity under the FL-101/103 Draft Disposition Agreement or the FL-101/FL-103 Disposition Agreement, as the case may be, less the Contingent Merger Consideration Aggregate Reduction Amount, if any, would be equal to zero or a number less than zero.

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(b)            In the event that Parent or any of its Subsidiaries (including the Surviving Entity) and the FL-101/103 Purchaser execute and deliver the FL-101/103 Disposition Agreement at any time during the period commencing immediately after the First Effective Time and ending on or prior to the first anniversary of the date of the Closing, and the transactions contemplated under the FL-101/FL-103 Disposition Agreement are consummated in accordance with the terms of the FL-101/FL-103 Disposition Agreement, then Parent shall be required to pay or provide, or to cause to be paid or provided, the aggregate consideration described below in this Section 1.16(b) subject to, and in accordance with, the provisions set forth in this Section 1.16 and elsewhere in this Agreement if the events and contingencies described below in this Section 1.16(b) occur (such aggregate consideration, together with any consideration that Parent may be required to provide pursuant to Section 1.16(c), is hereinafter referred to as the “Contingent Merger Consideration”) to the Company Stockholders and the holders (the “Assumed Company Warrant Stockholders”) of (1) shares of Parent Common Stock and/or Parent Convertible Preferred Stock that are purchased by such holders from Parent pursuant to the exercise of any Assumed Company Warrants to which such holders are entitled in accordance with the provisions of Section 1.10 and/or (2) shares of Parent Common Stock that are issued by Parent to such holders upon conversion of any of the shares of Parent Convertible Preferred Stock referred to in the foregoing clause (1) (the shares of Parent Common Stock and/or Parent Convertible Preferred Stock referred to in either or both of the foregoing clauses (1) and (2) being hereinafter referred to, collectively, as the “Assumed Company Warrant Shares”):

(i)            if, but only if, the Surviving Entity actually receives an upfront cash payment pursuant to, and in accordance with, the terms of the FL-101/FL-103 Disposition Agreement at the time of the closing of the transactions contemplated under the FL-101/103 Disposition Agreement, then, subject to and upon the terms and conditions set forth below in this Section 1.16 and elsewhere in this Agreement, Parent shall be required to pay or provide (or to cause to be paid or provided) to the Company Stockholders and the Assumed Company Warrant Stockholders pursuant to this Agreement their applicable portion of a cash payment (which shall not be less than zero) in the aggregate amount equal to (x) the amount of any such upfront cash payment actually received by the Surviving Entity under the FL-101/FL-103 Disposition Agreement less the Contingent Merger Consideration Aggregate Reduction Amount, if any, less (y) if the remaining amount after performing the subtraction contemplated under the foregoing clause (x) is a positive number, the product of such remaining amount multiplied by twenty percent (20%), and less (z) twenty percent (20%) of the dollar value of any stock consideration issued by the FL-101/FL-103 Purchaser that is actually received by the Surviving Entity pursuant to the FL-101/FL-103 Disposition Agreement (which dollar value shall be reasonably determined by Parent in good faith);

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(ii)           if, but only if, any stock consideration issued by the FL-101/FL-103 Purchaser is actually received by the Surviving Entity pursuant to the FL-101/FL-103 Disposition Agreement, then, subject to and upon the terms and conditions set forth below in this Section 1.16 and elsewhere in this Agreement, Parent shall cause the Surviving Entity to assign and transfer to the Company Stockholders and the Assumed Company Warrant Stockholders their applicable portion of such stock consideration (which portion shall not be less than zero) equal to (x) the total number or total amount of stock consideration (the total dollar value of which shall be reasonably determined by Parent in good faith) issued by the FL-101/FL-103 Purchaser that is actually received by the Surviving Entity pursuant to the FL-101/FL-103 Disposition Agreement, less (y) a portion (rounded down to the nearest whole share) of such total number or total amount of stock consideration (and total dollar value) referred to in the foregoing clause (x), subject to proportionate and equitable adjustment upon any stock split, stock dividend, reverse stock split, reclassification, recapitalization or similar event with respect to such stock consideration at any time after the date of this Agreement) equal to the sum of (1) any portion of the Contingent Merger Consideration Aggregate Reduction Amount that has not been satisfied in full pursuant to Section 1.16(b)(i), plus (2) any portion of the amount contemplated under clause (y) of Section 1.16(b)(i) that has not been satisfied in full pursuant to Section 1.16(b)(i), and plus (3) any portion of the amount contemplated under clause (z) of Section 1.16(b)(i) that has not been satisfied in full pursuant to Section 1.16(b)(i); and

(iii)          if, but only if, the Surviving Entity actually receives any contingent cash milestone payment or any other contingent cash payment pursuant to the FL-101/FL-103 Disposition Agreement, then, subject to and upon the terms and conditions set forth below in this Section 1.16 and elsewhere in this Agreement, Parent shall be required to pay or provide (or to cause to be paid or provided) to the Company Stockholders and the Assumed Company Warrant Stockholders pursuant to this Agreement their applicable portion of a cash payment (which shall not be less than zero) in the aggregate amount equal to (1) the amount of any such contingent cash payment actually received by the Surviving Entity pursuant to the FL-101/FL-103 Disposition Agreement less any portion of the Contingent Merger Consideration Aggregate Reduction Amount that has not been satisfied in full pursuant to Section 1.16(b)(i) or Section 1.16(b)(ii) or by virtue of the prior application of the provisions of this Section 1.16(b)(iii) to any prior contingent cash payment actually received by the Surviving Entity pursuant to the FL-101/FL-103 Disposition Agreement, less (2) if the remaining amount after performing the subtraction contemplated under the foregoing clause (1) is a positive number, the product of such remaining amount multiplied by twenty percent (20%), less (3) any portion of the amount contemplated under clause (y) of Section 1.16(b)(i) that has not been satisfied in full pursuant to Section 1.16(b)(i) or Section 1.16(b)(ii) or by virtue of the prior application of the provisions of this Section 1.16(b)(iii) to any prior contingent cash payment actually received by the Surviving Entity pursuant to the FL-101/FL-103 Disposition Agreement, and less (4) any portion of the amount contemplated under clause (z) of Section 1.16(b)(i) that has not been satisfied in full pursuant to Section 1.16(b)(i) or Section 1.16(b)(ii) or by virtue of the prior application of the provisions of this Section 1.16(b)(iii) to any prior contingent cash payment actually received by the Surviving Entity pursuant to the FL-101/FL-103 Disposition Agreement.

(c)            If, but only if, there is a Company Net Cash Surplus Amount in accordance with the provisions of Section 1.15(c), then, subject to and upon the terms and conditions set forth below in this Section 1.16 and elsewhere in this Agreement, Parent shall be required to provide to the Company Stockholders and the Assumed Company Warrant Stockholders pursuant to this Agreement their applicable portion of an aggregate number of additional shares of Parent Convertible Preferred Stock (or, in the event that all outstanding shares of Parent Convertible Preferred Stock shall have previously been converted into shares of Parent Common Stock in accordance with the provisions of the Certificate of Designation, their applicable portion of an aggregate number of additional shares of Parent Common Stock) equal to (i) the Company Net Cash Surplus Amount divided by (ii) in the case that Parent is required to issue shares of Parent Convertible Preferred Stock pursuant to this Section 1.16(c), the product of the Parent Closing Price multiplied by 1,000 (which product shall be subject to proportionate and equitable adjustment based on any stock split, stock dividend, reverse stock split, reclassification, recapitalization and other similar event occurring with respect to the Parent Convertible Preferred Stock or the Parent Common Stock at any time after the date of this Agreement), or in the case that Parent is required to issue shares of Parent Common Stock pursuant to this Section 1.16(c), the Parent Closing Price (subject to proportionate and equitable adjustment based on any stock split, stock dividend, reverse stock split, reclassification, recapitalization and other similar event occurring with respect to the Parent Common Stock at any time after the date of this Agreement).

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(d)            No fractional shares of stock consideration shall be assigned or transferred pursuant to this Section 1.16, no certificates or scrip for any such fractional shares shall be issued or delivered pursuant to this Section 1.16, and no cash payment in lieu of any fractional share shall be paid in connection with the assignment and transfer of any stock consideration pursuant to this Section 1.16. Any fraction of a share of stock consideration shall be rounded to the nearest whole number.

(e)            Within thirty (30) days after the Surviving Entity receives any cash payment pursuant to the FL-101/FL-103 Disposition Agreement that triggers the obligation of Parent under Section 1.16(b) to make or to cause to be made a cash payment to the Company Stockholders and the Assumed Company Warrant Stockholders, Parent shall provide written notice to the Stockholder Representative of (i) the Surviving Entity’s receipt of such cash payment pursuant to the FL-101/FL-103 Disposition Agreement and the amount thereof, (ii) the aggregate amount of the corresponding cash payment to be made by or on behalf of Parent to the Company Stockholders and the Assumed Company Warrant Stockholders pursuant to Section 1.16(b), and (iii) the amount of any applicable set-off(s) pursuant to, and in accordance with, Section 8.3 against such aggregate amount of such corresponding cash payment to be made by or on behalf of Parent. Promptly after Parent provides such written notice to the Stockholder Representative, Parent shall deposit (or shall cause to be deposited) with a disbursement or paying agent selected by Parent (the “Contingent Merger Consideration Paying Agent”) the aggregate amount of the cash payment to be made by or on behalf of Parent to the Company Stockholders and the Assumed Company Warrant Stockholders pursuant to Section 1.16(b), as referred to in such written notice to the Stockholder Representative, subject to any applicable set-off(s) pursuant to, and in accordance with, Section 8.3 and net of any required withholding of Taxes under applicable Law. Promptly following such deposit and the receipt by the Contingent Merger Consideration Paying Agent and Parent of written instructions from the Stockholder Representative as to the portion of the aggregate amount so deposited, the Contingent Merger Consideration Paying Agent shall pay on behalf of Parent to each Company Stockholder and each Assumed Company Warrant Stockholder a portion of the aggregate amount so deposited in accordance with such written instructions from the Stockholder Representative. Such written instructions prepared and delivered by the Stockholder Representative to the Contingent Merger Consideration Paying Agent and Parent with respect to any amount deposited by Parent with the Contingent Merger Consideration Paying Agent pursuant to the foregoing provisions of this Section 1.16(c) shall provide for the payment to each Company Stockholder of the portion of such amount deposited to which such Company Stockholder is entitled in accordance with the provisions of Section 1.6(a)(ii) and shall provide for the payment to each Assumed Company Warrant Stockholder of the portion of such amount deposited to which such Assumed Company Warrant Stockholder is entitled in accordance with the provisions of Section 1.10(b)(vi), Section 1.10(b)(vii), Section 1.10(b)(viii) and/or Section 1.10(b)(ix), as applicable. Any and all cash payments to which the Company Stockholders and Assumed Company Warrant Stockholders may be entitled pursuant to this Section 1.16(e) shall be without interest. No Company Stockholder shall be entitled to receive any payment pursuant to this Section 1.16(e) unless and until such Company Stockholder shall have taken all action necessary or required under Section 1.8 to effect the proper surrender of such Company Stockholder’s shares of Company Common Stock. It is expressly understood and agreed that Parent, the Surviving Entity, the Contingent Merger Consideration Paying Agent and their respective Affiliates shall be entitled to rely without verification on any instructions given by the Stockholder Representative pursuant to, and for purposes of, this Section 1.16(e), and Parent, the Surviving Entity, the Contingent Merger Consideration Paying Agent and their respective Affiliates shall have no Liability to any Company Stockholder or any Assumed Company Warrant Stockholder with respect to any portion of any cash payment that is paid or not paid by the Contingent Merger Consideration Paying Agent pursuant to this Section 1.16(e) in accordance with the instructions given by the Stockholder Representative.

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(f)            Within thirty (30) days after any issuance of shares of common stock of the FL-101/103 Purchaser to the Surviving Entity pursuant to the FL-101/103 Disposition Agreement that triggers the obligation of Parent under Section 1.16(b) to cause the Surviving Entity to assign and transfer all or a portion of such shares of common stock of the FL-101/103 Purchaser to the Company Stockholders and the Assumed Company Warrant Stockholders, Parent shall provide written notice to the Stockholder Representative of (i) the issuance of such shares of common stock of the FL-101/103 Purchaser to the Surviving Entity and the number of such shares so issued, (ii) the portion of such shares of common stock of the FL-101/103 Purchaser so issued to the Surviving Entity that Parent is required to cause the Surviving Entity to assign and transfer to the Company Stockholders and the Assumed Company Warrant Stockholders pursuant to Section 1.16(b), and (iii) any applicable set-off(s) pursuant to, and in accordance with, Section 8.3 against the number of shares of common stock of the FL-101/103 Purchaser referred to in the foregoing clause (ii). Promptly after Parent provides such written notice to the Stockholder Representative, and the receipt by Parent and the Surviving Entity of written instructions from the Stockholder Representative with respect to the allocation among the Company Stockholders and the Assumed Company Warrant Stockholders of the portion of the aggregate number of shares of common stock of the FL-101/103 Purchaser to be assigned and transferred to the Company Stockholders and the Assumed Company Warrant Stockholders in satisfaction of Parent’s obligations under Section 1.16(b), after giving effect to any applicable set-off(s) pursuant to, and in accordance with, Section 8.3, all as specified in such written notice by Parent to the Stockholder Representative, and after giving effect to any required withholding of Taxes under applicable Law (such aggregate number of shares of common stock of the FL-101/103 Purchaser to be so assigned and transferred being referred to as the “Assignable Aggregate Stock Consideration”), Parent shall cause the Surviving Entity to execute and deliver to the FL-101/103 Purchaser (with copies provided to the Stockholder Representative) transfer instruction letters addressed to the FL-101/103 Purchaser, original stock certificates (if any), and stock powers or other instruments of assignment or transfer for purposes of assigning and transferring a portion of the Assignable Aggregate Stock Consideration to each Company Stockholder and each Assumed Company Warrant Stockholder in accordance with such written instructions from the Stockholder Representative; provided, that, if a limited liability company is formed by or at the direction of a majority in interest of the Company Stockholders for purposes of holding the Assignable Aggregate Stock Consideration on behalf of all Company Stockholders and all Assumed Company Warrant Stockholders or if requested by the FL-101/103 Purchaser, such Assignable Aggregate Stock Consideration shall be issued, instead, to such limited liability company or, in the case of any such request by the FL-101/103 Purchaser, a limited liability company to be formed by or at the direction of a majority in interest of the Company Stockholders and in which the membership interests in such limited liability company will be held by the Company Stockholders and the Assumed Company Warrant Stockholders in the same proportion that the Assignable Aggregate Stock Consideration would be issued to the Company Stockholders and the Assumed Company Warrant Stockholders pursuant to this Section 1.16 if the Assignable Aggregate Stock Consideration were issued to them instead of to such limited liability company pursuant to this Section 1.16. Such written instructions prepared and delivered by the Stockholder Representative to Parent and the Surviving Entity pursuant to the foregoing provisions of this Section 1.16(f) shall provide for the assignment and transfer by the Surviving Entity to each Company Stockholder of the portion of the Assignable Aggregate Stock Consideration to which such Company Stockholder is entitled in accordance with the provisions of Section 1.6(a)(ii) and shall provide for the assignment and transfer by the Surviving Entity to each Assumed Company Warrant Stockholder of the portion of the Assignable Aggregate Stock Consideration to which such Assumed Company Warrant Stockholder is entitled in accordance with the provisions of Section 1.10(b)(vi), Section 1.10(b)(vii), Section 1.10(b)(viii) and/or Section 1.10(b)(ix), as applicable. No Company Stockholder shall be entitled to receive any shares of FL-101/103 Purchaser common stock pursuant to this Section 1.16(f) unless and until such Company Stockholder shall have taken all action necessary or required under Section 1.8 to effect the proper surrender of such Company Stockholder’s shares of Company Common Stock. It is expressly understood and agreed that Parent, the Surviving Entity and their respective Affiliates shall be entitled to rely without verification on any instructions given by the Stockholder Representative pursuant to, and for purposes of, this Section 1.16(f), and Parent, the Surviving Entity and their respective Affiliates shall have no Liability to any Company Stockholder or any Assumed Company Warrant Stockholder with respect to any portion of the Assignable Aggregate Stock Consideration that is assigned and transferred or not assigned and transferred by the Surviving Entity and/or Parent pursuant to this Section 1.16(f) in accordance with the instructions given by the Stockholder Representative. Notwithstanding anything express or implied in the foregoing provisions of this Section 1.16(f) or elsewhere in this Agreement to the contrary, the right and entitlement of each Company Stockholder and each Assumed Company Warrant Stockholder to receive (or to cause the limited liability company contemplated above in this Section 1.16(f) to receive) from the Surviving Entity or Parent any shares of common stock issued by the FL-101/103 Purchaser to the Surviving Entity pursuant to the FL-101/103 Disposition Agreement, and the obligation of Parent under this Agreement to cause the Surviving Entity to assign and transfer to each Company Stockholder and each Assumed Company Warrant Stockholder (or the limited liability company contemplated above in this Section 1.16(f)) any shares of common stock issued by the FL-101/103 Purchaser to the Surviving Entity pursuant to the FL-101/103 Disposition Agreement, is subject to the conditions that (1) there be no transfer restriction imposed by applicable law (including applicable securities laws), the certificate of incorporation or bylaws of the FL-101/103 Purchaser or any agreement between the Surviving Entity and the FL-101/103 Purchaser that restricts, prevents, limits or prohibits the assignment and transfer by the Surviving Entity of shares of common stock of the FL-101/103 Purchaser to any such Company Stockholder or such Assumed Company Warrant Stockholder (or the limited liability company contemplated above in this Section 1.16(f)) in accordance with the provisions of this Agreement, (2) such Company Stockholder and/or such Assumed Company Warrant Stockholder (or the limited liability company contemplated above in this Section 1.16(f)) becomes a party to any agreements to which the Surviving Entity is a party in its capacity as a stockholder of the FL-101/103 Purchaser if FL-101/103 Purchaser requests that such Company Stockholder and/or such Assumed Company Warrant Stockholder (or the limited liability company contemplated above in this Section 1.16(f)) becomes a party to such agreements, and such Company Stockholder and/o such Assumed Company Warrant Stockholder executes and delivers any agreements, documents or certificates that the FL-101/103 Purchaser reasonably requests that such Company Stockholder and/or such Assumed Company Warrant Stockholder execute and deliver or that at least a majority of the holders of common stock of the FL-101/103 Purchaser have executed or delivered in their respective capacities as stockholders of the FL-101/103 Purchaser, and (3) if requested by Parent, such Company Stockholder and/or such Assumed Company Warrant Stockholder (or the limited liability company contemplated above in this Section 1.16(f)) agrees in writing to assume any indemnification obligation of Parent or the Surviving Entity the FL-101/103 Purchaser pursuant to the FL-101/103 Disposition Agreement but only to the extent that the recourse of the FL-101/103 Purchaser against such Company Stockholder and/or such Assumed Company Warrant Stockholder (or the limited liability company contemplated above in this Section 1.16(f)) in connection with such assumed indemnification obligation is limited solely to the shares of common stock of the FL-101/103 Purchaser that are assigned and transferred to such Company Stockholder and/or such Assumed Company Warrant Stockholder (or the limited liability company contemplated above in this Section 1.16(f)) or any proceeds received in connection with such shares.

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(g)            Within thirty (30) days after the obligation of Parent under Section 1.16(c) is triggered, Parent shall provide written notice to the Stockholder Representative of (i) the aggregate number of additional shares of Parent Convertible Preferred Stock or Parent Common Stock, as applicable, that Parent is required to provide to the Company Stockholders and the Assumed Company Warrant Stockholders pursuant to Section 1.16(c) (the “Aggregate Section 1.16(c) Shares”), and (ii) any applicable set-off(s) pursuant to, and in accordance with, Section 8.3 against any or all of the Aggregate Section 1.16(c) Shares. Promptly after Parent provides such written notice to the Stockholder Representative, and the receipt by Parent of written instructions from the Stockholder Representative with respect to the allocation among the Company Stockholders and the Assumed Company Warrant Stockholders of their applicable portion of the Aggregate Section 1.16(c) Shares, after giving effect to any applicable set-off(s) pursuant to, and in accordance with, Section 8.3, all as specified in such written notice by Parent to the Stockholder Representative, and after giving effect to any required withholding of Taxes under applicable Law, Parent shall cause to be issued to each Company Stockholder and each Assumed Company Warrant Stockholder in accordance with such written instructions from the Stockholder Representative their applicable portion of the Aggregate Section 1.16(c) Shares, after giving effect to any such applicable set-offs and/or required withholdings of Taxes. Such written instructions prepared and delivered by the Stockholder Representative to Parent pursuant to the foregoing provisions of this Section 1.16(g) shall provide for the issuance by Parent to each Company Stockholder of the applicable portion of the Aggregate Section 1.16(c) Shares (after giving effect to any applicable set-offs and/or required withholdings of Taxes) to which such Company Stockholder is entitled in accordance with the provisions of Section 1.6(a)(ii) and the issuance by Parent to each Assumed Company Warrant Stockholder of the applicable portion of the Aggregate Section 1.16(c) Shares (after giving effect to any applicable set-offs and/or required withholdings of Taxes) to which such Assumed Company Warrant Stockholder is entitled in accordance with the provisions of Section 1.10(b)(vi), Section 1.10(b)(vii), Section 1.10(b)(viii) and Section 1.10(b)(ix), as applicable. No Company Stockholder shall be entitled to receive any shares of Parent Convertible Preferred Stock or Parent Common Stock, as applicable, pursuant to this Section 1.16(g) unless and until such Company Stockholder shall have taken all action necessary or required under Section 1.8 to effect the proper surrender of such Company Stockholder’s shares of Company Common Stock. In addition, in the event that the Aggregate Section 1.16(c) Shares that Parent is required to provide to the Company Stockholders and the Assumed Company Warrant Stockholders pursuant to Section 1.16(c) shall consist of shares of Parent Convertible Preferred Stock, no Company Stockholder and no Assumed Company Warrant Stockholder shall be entitled to any of such Aggregate Section 1.16(c) Shares unless and until the requisite Company Stockholders and Assumed Company Warrant Stockholders shall have taken all action necessary that Parent requests (including, without limitation, voting, whether at a meeting of stockholders or by written consent without a meeting, any and all of their respective shares of Parent Common Stock and shares of Parent Convertible Preferred Stock) and that is required in order to effect and implement any amendment to the Certificate of Designation that may be required so that Parent can issue such Aggregate Section 1.16(c) Shares pursuant to, and in accordance with, the provisions of this Section 1.16. It is expressly understood and agreed that Parent shall be entitled to rely without verification on any instructions given by the Stockholder Representative pursuant to, and for purposes of, this Section 1.16(g), and Parent shall have no Liability to any Company Stockholder or any Assumed Company Warrant Stockholder with respect to any portion of the Aggregate Section 1.16(c) Shares that is issued or not issued by Parent pursuant to this Section 1.16(g) in accordance with the instructions given by the Stockholder Representative.

(h)            For clarity, if at the time any Contingent Merger Consideration is paid or provided to the Company Stockholders and the Assumed Company Warrant Stockholders pursuant to this Section 1.16, there are outstanding Assumed Company Warrants that remain unexercised with respect to any of the shares of Parent Common Stock or Parent Convertible Preferred Stock underlying such outstanding Assumed Company Warrants, the portion of such Contingent Merger Consideration to which the holders of such outstanding Assumed Company Warrants would have been entitled pursuant to this Section 1.16 with respect to such shares of Parent Common Stock or Parent Convertible Preferred Stock underlying such outstanding Assumed Company Warrants if such holders had exercised such Assumed Company Warrants with respect to such underlying shares of Parent Common Stock or Parent Convertible Preferred Stock prior to such time, shall be retained and reserved by Parent or the Surviving Entity and shall be paid or provided by Parent or the Surviving Entity to such holders pursuant to, and in accordance with, the provisions of Section 1.10(b)(vi) and Section 1.10(b)(vii) if and when such holders subsequently exercise such outstanding Assumed Company Warrants with respect to such shares of Parent Common Stock or Parent Convertible Preferred Stock underlying such outstanding Assumed Company Warrants.

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(i)             The right of each Company Stockholder and each Assumed Company Warrant Stockholder to receive the portion of any Contingent Merger Consideration to which it may be entitled pursuant to this Agreement shall not be evidenced by any form of certificate or instrument, and does not represent any ownership or equity interest in the Company, the Surviving Entity, Parent or any of their respective Affiliates and does not entitle any Company Stockholder or any Assumed Company Warrant Stockholder to voting rights or rights to dividend payments. The right of each Company Stockholder, each holder of an Assumed Company Warrant and each Assumed Company Warrant Stockholder to receive the portion of any Contingent Merger Consideration to which it may be entitled pursuant to this Agreement shall not be assignable or transferable except (1) by will or the laws of intestacy, (2) by operation of law, (3) by gift without consideration of any kind to a spouse, lineal descendant, sibling, parent, heir, executor, administrator, testamentary trustee, legatee or beneficiary of such Company Stockholder, such holder of an Assumed Company Warrant or such Assumed Company Warrant Stockholder, (4) to a trust that is for the exclusive benefit of such Company Stockholder, such holder of an Assumed Company Warrant, such Assumed Company Warrant Stockholder, or any permitted transferees under clause (3) above of such Company Stockholder, such holder of an Assumed Company Warrant or such Assumed Company Warrant Stockholder, (5) in the case of a Company Stockholder or an Assumed Company Warrant Stockholder that is not a natural person, to an Affiliate, stockholder, partner, member or beneficiary of such Company Stockholder or such Assumed Company Warrant Stockholder, or (6) among Company Stockholders and Assumed Company Warrant Stockholders; provided, that, in each case, written notice of such assignment and transfer shall be promptly delivered to each of Parent and the Stockholder Representative by the transferor or assignor (or such transferor’s or assignor’s estate), which notice shall expressly set forth the transferor or assignor and the transferee or assignee, the rights to which such transfer or assignment related and the effective date of such transfer; and, provided, further, that as a condition to such transfer or assignment, the parties to such transfer or assignment shall agree to provide to each of Parent and the Stockholder Representative, at their respective request, any additional evidence of the transfer or assignment that Parent or the Stockholder Representative, as the case may be, may reasonably request. None of Parent, the Surviving Entity or the Stockholder Representative shall give effect to any purported assignment or transfer made in contravention of this Section 1.16(i). Following any assignment or transfer permitted under this Section 1.16(i) and prior to the payment of any subsequent Contingent Merger Consideration (or upon Parent’s reasonable request), the Stockholder Representative shall deliver to Parent an updated Allocation Schedule, which thereafter shall be considered the Allocation Schedule for all purposes hereunder.

(j)             Parent, each Company Stockholder, each holder of an Assumed Company Warrant, each Assumed Company Warrant Stockholder and the Stockholder Representative acknowledge and agree that the potential Contingent Merger Consideration is intended by the parties to be treated as part of the Merger Consideration except to the extent that a portion of the Contingent Merger Consideration is required to be treated as imputed interest under Section 1274 or Section 483A of the Code and the Treasury regulations promulgated thereunder, and the parties agree to treat any Contingent Merger Consideration that is not treated as imputed interest as an adjustment to the Merger Consideration for Tax purposes.

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Section 2.                REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Subject to Section 9.11(h), except as set forth in the disclosure schedule delivered by the Company to Parent (the “Company Disclosure Schedule”), the Company represents and warrants to Parent and Merger Subs as of the date of this Agreement, as follows:

2.1            Due Organization; Subsidiaries.

(a)            The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of Delaware and has all necessary corporate power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; and (ii) to own or lease and use its property and assets in the manner in which its property and assets are currently owned or leased and used.

(b)            The Company is duly licensed and qualified to do business, and is in good standing (to the extent applicable in such jurisdiction), under the Laws of all jurisdictions where the nature of its business requires such licensing or qualification other than in jurisdictions where the failure to be so qualified individually or in the aggregate would not be reasonably expected to have a Company Material Adverse Effect.

(c)            The Company does not have and has never had any Subsidiaries and does not own any capital stock of, or any equity, ownership or profit sharing interest of any nature in, or control directly or indirectly, any other Entity.

(d)            The Company is not, directly or indirectly, a party to, member of or participant in any partnership, joint venture or similar business entity. The Company is not bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity. The Company has not, at any time, been a general partner of, and has not otherwise been liable for any of the debts or other obligations of, any general partnership, limited partnership or other Entity in connection with its role as a general partner (or similar role of any such other Entity).

2.2            Organizational Documents. The Company has made available to Parent accurate and complete copies of the Organizational Documents of the Company in effect as of the date of this Agreement. The Company is not in breach or violation of its respective Organizational Documents.

2.3            Authority; Binding Nature of Agreement. The Company has all necessary corporate power and authority to enter into and to perform its obligations under this Agreement and, subject to receipt of the Required Company Stockholder Vote, to consummate the Contemplated Transactions. The Company Board Approval has been obtained, and it constitutes all of the necessary action or authorization on the part of the Company Board for the authorization, execution, delivery and performance of this Agreement and the consummation of the Contemplated Transactions by the Company. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Subs, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

2.4            Vote Required. The Required Company Stockholder Vote has been obtained pursuant to the Stockholder Written Consent, and is the only vote, consent or approval (or written consent) of the Company Stockholders necessary to authorize, adopt and approve this Agreement and the Contemplated Transactions.

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2.5            Non-Contravention; Consents. Subject to obtaining the Required Company Stockholder Vote, the filing of the First Certificate of Merger and the Second Certificate of Merger required by the DGCL and the DLLCA, and the filing of the Certificate of Designation, neither (x) the execution, delivery or performance of this Agreement by the Company, nor (y) the consummation of the Contemplated Transactions, will directly or indirectly (with or without notice or lapse of time):

(a)            contravene, conflict with or result in a violation of any of the provisions of the Company’s Organizational Documents;

(b)            contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Governmental Authorization held by the Company, any applicable Law, or any order, writ, injunction, judgment or decree to which the Company or any of its assets, is subject, in each case, except as would not reasonably be expected to be material to the Company or its business;

(c)            contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Company Material Contract, or give any Person the right to: (i) declare a default or exercise any remedy under any Company Material Contract; (ii) any material payment, rebate, chargeback, penalty or change in delivery schedule under any Company Material Contract, (iii) accelerate the maturity or performance of any Company Material Contract; or (iv) cancel, terminate or modify any term of any Company Material Contract, except in the case of any non-material breach, default, penalty or modification; or

(d)            result in the imposition or creation of any Encumbrance (except for Permitted Encumbrances) upon or with respect to any asset owned or used by the Company.

Except for (i) any Consent under any Company Contract set forth in Section 2.5 of the Company Disclosure Schedule (it being understood and agreed that Section 2.5 of the Company Disclosure Schedule shall specifically identify any requirement to obtain any such Consent under any such Company Contract set forth in Section 2.5 of the Company Disclosure Schedule), (ii) the Required Company Stockholder Vote, (iii) the filing of the First Certificate of Merger and the Second Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL and the DLLCA, (iv) the filing of the Certificate of Designation with the Secretary of State of the State of Delaware pursuant to the DGCL and (v) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities Laws, the Company is not and will not be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with (A) the execution, delivery or performance of this Agreement, or (B) the consummation of the Contemplated Transactions.

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2.6            Capitalization.

(a)            The authorized capital stock of the Company as of the date of this Agreement consists of 70,000,000 shares of Company Common Stock, of which 30,248,761 shares have been issued and are outstanding as of the date of this Agreement. The Company does not hold any shares of its capital stock in its treasury. Section 2.6(a) of the Company Disclosure Schedule lists, as of the date of this Agreement, each record holder of issued and outstanding shares of Company Common Stock and the number and type of shares, and the certificates representing such shares, of Company Common Stock held by such holder. The Company does not have any shares of preferred stock or any other shares of capital stock or any other equity or ownership interests of any kind authorized, designated, issued or outstanding.

(b)            All of the outstanding shares of Company Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. Except as set forth in the Investor Agreements, none of the outstanding shares of Company Common Stock is entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right and none of the outstanding shares of Company Common Stock is subject to any right of first refusal in favor of the Company. Except as contemplated herein or as set forth in the Investor Agreements, there is no Company Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or granting any option or similar right with respect to), any shares of Company Common Stock. The Company is not under any obligation, nor is it bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Company Common Stock or other securities. Section 2.6(b) of the Company Disclosure Schedule accurately and completely lists all repurchase rights held by the Company with respect to shares of Company Common Stock (including shares issued pursuant to the exercise of stock options) and specifies which of those repurchase rights are currently exercisable and whether the holder of such shares of Company Common Stock timely filed an election with the relevant Governmental Bodies under Section 83(b) of the Code with respect to such shares.

(c)            Except for the Company’s 2020 Omnibus Stock Incentive Plan (the “Company Plan”), the Company does not have any stock option plan or any other plan, program, agreement or arrangement providing for any equity-based compensation for any Person. As of the date of this Agreement, the Company has reserved 2,753,223 shares of Company Common Stock for issuance under the Company Plan, of which no shares have been issued and are currently outstanding, 1,925,000 shares have been reserved for issuance upon exercise of Company Options previously granted and currently outstanding under the Company Plan, and 828,223  shares of Company Common Stock remain available for future issuance of awards pursuant to the Company Plan. Section 2.6(c) of the Company Disclosure Schedule sets forth the following information with respect to each Company Option outstanding as of the date of this Agreement: (i) the name of the optionee; (ii) the number of shares of Company Common Stock subject to such Company Option at the time of grant; (iii) the number of shares of Company Common Stock subject to such Company Option as of the date of this Agreement; (iv) the exercise price of such Company Option; (v) the date on which such Company Option was granted; (vi) the applicable vesting schedule, including the number of vested and unvested shares as of the date of this Agreement and any acceleration provisions; (vii) the date on which such Company Option expires; and (viii) whether such Company Option is intended to constitute an “incentive stock option” (as defined in the Code) or a non-qualified stock option. The Company has made available to Parent an accurate and complete copy of the Company Plan and a form of stock option agreement that is consistent in all material respects with the stock option agreements evidencing outstanding options granted thereunder.

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(d)            As of the date of this Agreement, the Company has outstanding Company Warrants for the purchase of an aggregate of 100,175 shares of Company Common Stock. Section 2.6(d) of the Company Disclosure Schedule sets forth for each Company Warrant outstanding as of the date of this Agreement, (i) the name of the holder of such Company Warrant, (ii) the date of grant or issuance of such Company Warrant, (iii) the number of shares of Company Common Stock subject to such Company Warrant, (iv) the exercise price of such Company Warrant, and (v) the vesting schedule for such Company Warrant, including the extent vested as of the date of this Agreement and whether and to what extent the exercisability of such Company Warrant will be accelerated and become exercisable as a result of the Contemplated Transactions. No Company Warrant was issued in a compensatory arrangement or to any employee of the Company.

(e)            Except for Company Options set forth in Section 2.6(c) of the Company Disclosure Schedule and the Company Warrants set forth on Section 2.6(d) of the Company Disclosure Schedule, there is no: (i) outstanding Company Security; (ii) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of the Company; (iii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of the Company; or (iv) condition or circumstance that could be reasonably likely to give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of the Company. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or other similar rights with respect to the Company.

(f)            All outstanding shares of Company Common Stock, Company Options, Company Warrants, and other securities of the Company have been issued and granted in material compliance with (i) the Organizational Documents of the Company in effect as of the relevant time and all applicable securities Laws and other applicable Law, and (ii) all requirements set forth in applicable Contracts.

(g)            All distributions, dividends, repurchases and redemptions of the Company Common Stock or other equity interests of the Company were undertaken in material compliance with (i) the Organizational Documents of the Company in effect as of the relevant time and all applicable securities Laws and other applicable Laws, and (ii) all requirements set forth in applicable Contract.

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2.7            Financial Statements.

(a)            Section 2.7(a) of the Company Disclosure Schedule sets forth (i) the audited balance sheet and the related audited statements of operations, stockholders’ equity, and cash flows, including the notes thereto, of the Company for the fiscal years ended December 31, 2021 and December 31, 2020, and the opinion of the Company’s independent auditor thereon, and (ii) the unaudited balance sheet (the “Company Unaudited Interim Balance Sheet”) of the Company for the nine (9) month period ended on September 30, 2022 (the “Interim Balance Sheet Date”), together with the unaudited statements of operations and cash flows of the Company for the period reflected in the Company Unaudited Interim Balance Sheet (collectively, the “Company Financials”). The Company Financials were prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes to such financial statements and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments, none of which is material) and fairly present, in all material respects, the financial position and operating results of the Company as of the dates and for the periods indicated therein (subject, in the case of any unaudited interim financial statements, to normal and recurring year-end adjustments (none of which is material) and the absence of footnotes).

(b)            The Company maintains a system of internal accounting controls designed to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of the financial statements of the Company in accordance with GAAP and to maintain accountability of the Company’s assets; and (iii) the recorded accountability for the Company’s assets is compared with the existing assets at regular intervals and appropriate action is taken with respect to any differences.

(c)            All of the outstanding accounts receivable reflected on the Company Financials have been valued in accordance with GAAP and represent valid liabilities arising from sales actually made or services actually performed, in each case, in the ordinary course of business. All of the outstanding accounts receivable deemed uncollectible have been reserved against on the Company Financials in accordance with GAAP.

(d)            Section 2.7(d) of the Company Disclosure Schedule lists, and the Company has delivered to Parent accurate and complete copies of the documentation creating or governing, all securitization transactions and “off-balance sheet arrangements” (as defined in Item 303(c) of Regulation S-K under the Exchange Act) effected by the Company in the last two (2) years.

(e)            In the last two (2) years, neither the Company nor its independent auditors have identified (i) any significant deficiency or material weakness in the design or operation of the system of internal accounting controls utilized by the Company, (ii) any fraud, whether or not material, that involves the Company, the Company’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by the Company or (iii) any claim or allegation regarding any of the foregoing.

(f)            Section 2.7(f) of the Company Disclosure Schedule sets forth (i) each item of Company Indebtedness of the Company and sets forth each Contract in effect with respect thereto, the holder thereof and the principal amount outstanding pursuant thereto, and (ii) each Encumbrance to which the Company or any of its properties, assets or undertakings is subject or bound and each Contract with respect thereto. The Company does not have any obligations as lessee required to be capitalized in accordance with GAAP.

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2.8            Absence of Changes. Except as set forth in Section 2.8 of the Company Disclosure Schedule, since the Interim Balance Sheet Date, (a) the Company has conducted its business only in the Ordinary Course of Business (except for the execution and performance of this Agreement and the discussions, negotiations and transactions related thereto), (b) there has not been any Company Material Adverse Effect and (c) the Company has not done any of the following:

(i)            declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of its capital stock; or repurchased, redeemed or otherwise reacquired any shares of its capital stock or other securities (except for shares of Company Common Stock from terminated employees, directors or consultants of the Company or in connection with the payment of the exercise price and/or withholding Taxes incurred upon the exercise, settlement or vesting of any award granted under the Company Plan);

(ii)           sold, issued, granted, pledged or otherwise disposed of or encumbered or authorized any of the foregoing with respect to: (A) any capital stock or other security of the Company; (B) any option, warrant or right to acquire any capital stock or any other security, other than option grants to employees and service providers in the Ordinary Course of Business; or (C) any instrument convertible into or exchangeable for any capital stock or other security of the Company;

(iii)          amended any of its Organizational Documents, or effected or been a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction except, for the avoidance of doubt, the Contemplated Transactions;

(iv)          formed any Subsidiary or acquired any equity interest or other interest in any other Entity or entered into a joint venture with any other Entity;

(v)           lent money to any Person (except for the advance of reasonable business expenses to employees, directors and consultants in the Ordinary Course of Business), (ii) incurred or guaranteed any indebtedness for borrowed money, or (iii) guaranteed any debt securities of any Person;

(vi)          other than as required by applicable Law or the terms of any Company Benefit Plan as in effect on the date of this Agreement: (A) adopted, terminated, established or entered into any Company Benefit Plan; (B) caused or permitted any Company Benefit Plan to be amended in any material respect; (C) paid any bonus or distributed any profit-sharing account balances or similar payment to, or increased the amount of the wages, salary, commissions, benefits or other compensation or remuneration payable to, any of its directors, officers or employees (other than increases in wages or salaries in the Ordinary Course of Business); (D) increased the severance or change-of-control benefits offered to any current, former or new employees, directors or consultants or (E) hired, terminated or gave notice of termination (other than for cause) to, any consultant, officer or employee;

(vii)         entered into any collective bargaining agreement or similar agreement with any labor union or similar labor organization;

(viii)        entered into any material transaction other than (A) in the Ordinary Course of Business or (B) the Contemplated Transactions;

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(ix)          acquired any material asset or sold, leased or otherwise irrevocably disposed of any of its assets or properties, or granted any Encumbrance with respect to such assets or properties, except in the Ordinary Course of Business;

(x)           sold, assigned, transferred, licensed, sublicensed or otherwise disposed of any material Company IP (other than pursuant to non-exclusive licenses in the Ordinary Course of Business);

(xi)          made, changed or revoked any material Tax election, failed to pay any income or other material Tax as such Tax becomes due and payable, filed any amendment making any material change to any Tax Return, settled or compromised any income or other material Tax liability, entered into any Tax allocation, sharing, indemnification or other similar agreement or arrangement (including any “closing agreement” described in Section 7121 of the Code (or any similar Law) with any Governmental Body, but excluding customary commercial contracts entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes), requested or consented to any extension or waiver of any limitation period with respect to any claim or assessment for any income or other material Taxes (other than pursuant to an extension of time to file any Tax Return granted in the Ordinary Course of Business of not more than six months), or adopted or changed any material accounting method in respect of Taxes;

(xii)         made any expenditures, incurred any Liabilities or discharged or satisfied any Liabilities, in each case, in amounts that exceed $250,000;

(xiii)        other than as required by Law or GAAP, taken any action to change accounting policies or procedures;

(xiv)        initiated or settled any Legal Proceeding; or

(xv)         agreed, resolved or committed to do any of the foregoing.

2.9            Absence of Undisclosed Liabilities. As of the date of this Agreement, the Company has no liability, indebtedness, obligation or expense of any kind, whether accrued, absolute, contingent, matured or unmatured (whether or not required to be reflected in the financial statements in accordance with GAAP) (each a “Liability”), individually or in the aggregate, except for: (a) Liabilities disclosed, reflected or reserved against in the Company Unaudited Interim Balance Sheet; (b) Liabilities that have been incurred by the Company since the date of the Company Unaudited Interim Balance Sheet in the Ordinary Course of Business; (c) Liabilities for performance of obligations under Company Contracts (for clarity, the foregoing provision of this clause (c) does not include any Liabilities arising or resulting from any breach or failure to perform any obligation under any Company Contract); (d) Liabilities incurred in connection with the Contemplated Transactions; (e) Liabilities which would not, individually or in the aggregate, reasonably be expected to be material to the Company; and (f) Liabilities described in Section 2.9 of the Company Disclosure Schedule. The Company has not obtained a loan under Paycheck Protection Program under the CARES Act.

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2.10          Title to Assets. Except as set forth on Section 2.10 of the Company Disclosure Schedule, the Company owns, and has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all tangible properties or tangible assets and equipment used or held for use in the operation of the business, including: (a) all tangible assets reflected on the Company Unaudited Interim Balance Sheet; and (b) all other tangible assets reflected in the books and records of the Company as being owned by the Company. All of such assets are owned or, in the case of leased assets, leased by the Company free and clear of any Encumbrances, other than Permitted Encumbrances.

2.11          Real Property; Leasehold. The Company does not own and has never owned any real property. The Company does not lease any real property and, other than that certain Commercial Lease, dated as of September 26, 2020, by and between the Company and Union Square LP (as amended, the “Former Lease”) (a copy of which (including any amendments or modifications thereto) has been made available to Parent), the Company has never leased any real property. The Former Lease was terminated on March 31, 2022 in accordance with its terms. The Company is not in material default or breach of any of the Company’s obligations under the Former Lease and the Company has not received written notice from any Person alleging the occurrence of any material default, breach or violation of any of the Company’s obligations under the Former Lease. The Company has not received any written notice from any Person alleging that the Company’s possession, occupancy, lease, use and/or operation of the real property subject to the Former Lease violated or breached applicable Laws in any material respect.

2.12          Intellectual Property.

(a)            Section 2.12(a) of the Company Disclosure Schedule identifies each item of Registered IP owned in whole or in part by the Company, including, with respect to each registration and application: (i) the name of the applicant/registrant, (ii) the jurisdiction of application/registration, (iii) the application or registration number and (iv) any other co-owners. As of the date of this Agreement, no cancellation, interference, opposition, reissue, reexamination or other proceeding of any nature (other than office actions or similar communications issued by any Governmental Body in the ordinary course of prosecution of any pending applications for registration) is pending or, to the Knowledge of the Company, threatened, in which the scope, validity or enforceability of the Company IP, the ownership of any Company IP, and the rights or interests of the Company in or to any Company IP, is being or has been contested or challenged. To the Knowledge of the Company, each item of Registered IP is valid and enforceable and subsisting. To the Knowledge of the Company, there are no actions that must be taken within ninety (90) days of the Closing, the failure of which will result in the abandonment, lapse or cancellation of any of the Company’s Registered IP.

(b)            The Company exclusively owns, and is the sole assignee of, all material Company Owned IP (other than as disclosed in Section 2.12(b) of the Company Disclosure Schedule), free and clear of all Encumbrances, other than Permitted Encumbrances. The Company IP constitutes all Intellectual Property Rights used in and material to the operation of the Company’s business as currently conducted. Each Company Associate that has developed any material Company Owned IP has signed a written agreement containing an assignment of such Company Associate’s IP to the Company. Each Company Associate who has or has had access to the Company’s material trade secrets or material confidential information has signed a written agreement containing confidentiality provisions protecting such trade secrets and confidential information. The Company has taken commercially reasonable steps to protect and preserve the confidentiality of its material trade secrets and material confidential information.

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(c)            No funding, facilities or personnel of any Governmental Body or any university, college, research institute or other educational institution has been used to create Company Owned IP, except for any such funding or use of facilities or personnel that does not result in such Governmental Body or institution obtaining ownership rights or a license to such Company Owned IP or the right to receive royalties for the practice of such Company Owned IP.

(d)            Section 2.12(d) of the Company Disclosure Schedule sets forth each license agreement pursuant to which the Company (i) is granted a license under any material Intellectual Property Right owned by any third party that is used by the Company in its business as currently conducted (each a “Company In-bound License”) or (ii) grants to any third party a license under any material Company IP or material Intellectual Property Right licensed to the Company under a Company In-bound License (each a “Company Out-bound License”) (provided that Company In-bound Licenses shall not include, when entered into in the Ordinary Course of Business, material transfer agreements, clinical trial agreements, agreements with Company Associates, services agreements, non-disclosure agreements, commercially available Software-as-a-Service offerings, or off-the-shelf software and software-as-a-service licenses; provided, that the applicable agreement does not include, provide for, or grant to the Company, any license (or any right or option to acquire any license) to any Intellectual Property material to the conduct of the research, development or commercialization activities of the Company pertaining to the Company’s programs that is intended or would be expected to survive the term of the applicable agreement or the relationship contemplated under the applicable agreement; and Company Out-bound Licenses shall not include, when entered into in the Ordinary Course of Business, material transfer agreements, clinical trial agreements, services agreements, non-disclosure agreements, or non-exclusive licenses granted by the Company). All Company In-bound Licenses and Company Out-bound Licenses are in full force and effect and are valid and enforceable. To the Knowledge of the Company, neither the Company nor any other party to such Company In-bound Licenses or Company Out-bound Licenses, is in material breach under any Company In-bound Licenses or Company Out-bound Licenses.

(e)            (i) The operation of the business of the Company as currently conducted does not infringe, misappropriate or otherwise violate any Intellectual Property Rights of any other Person and (ii) to the Knowledge of the Company, no other Person is infringing, misappropriating or otherwise violating any Company IP. No Legal Proceeding is pending (or, to the Knowledge of the Company, is threatened) (A) against the Company alleging that the operation of the business of the Company infringes or constitutes the misappropriation or other violation of any Intellectual Property Rights of another Person or (B) by the Company alleging that another Person has infringed, misappropriated or otherwise violated any of the Company IP. For the past two (2) years, the Company has not received any written notice or other written communication alleging that the operation of the business of the Company infringes or constitutes the misappropriation or other violation of any Intellectual Property Right of another Person.

(f)            None of the Company IP is subject to any pending or outstanding injunction, directive, order, judgment or other disposition of dispute that adversely and materially restricts the use, transfer, registration or licensing by the Company of any such Company IP.

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(g)            To the Knowledge of the Company, the Company and the operation of the Company’s business are in material compliance with all Laws pertaining to data privacy and data security of any personally identifiable information or sensitive business information (collectively, “Sensitive Data”). In the previous two (2) years, there have been (i) no losses or thefts of data or security breaches relating to Sensitive Data owned or controlled by the Company, or used by the Company in the business of the Company, (ii) no material violations of any written security policy of the Company regarding any such Sensitive Data used in the business of the Company and (iii) no material unauthorized access, unauthorized use or unintended or improper disclosure of any Sensitive Data used in the business of the Company. The Company has taken commercially reasonable steps and implemented reasonable disaster recovery and security plans and procedures to protect the information technology systems used in, material to or necessary for operation of the Company’s business as currently conducted from unauthorized use or access. To the Knowledge of the Company, there have been no material malfunctions or unauthorized intrusions or breaches of the information technology systems used in, material to or necessary for the operation of the Company’s business as currently conducted.

2.13          Agreements, Contracts and Commitments.

(a)            Section 2.13(a) of the Company Disclosure Schedule lists the following Company Contracts in effect as of the date of this Agreement other than any Company Benefit Plans (each, a “Company Material Contract” and collectively, the “Company Material Contracts”):

(i)            each Company Contract primarily relating to any agreement of indemnification or guaranty not entered into in the Ordinary Course of Business;

(ii)           each Company Contract containing (A) any covenant limiting the freedom of the Company or the Surviving Entity to engage in any line of business or compete with any Person, (B) any most-favored pricing arrangement or similar term by which any Person is or could become entitled to any benefit, right or privilege that must be at least as favorable to such Person as those offered to any other Person, (C) any exclusivity provision, right of first refusal or right of first negotiation or similar covenant, or (D) any non-solicitation provision;

(iii)          each Company Contract relating to capital expenditures and requiring payments after the date of this Agreement in excess of $100,000 pursuant to its express terms and not cancelable without penalty;

(iv)          each Company Contract relating to the disposition or acquisition of material assets or any ownership interest in any Entity, except as contemplated hereby;

(v)           each Company Contract relating to any mortgages, indentures, loans, notes or credit agreements, security agreements or other agreements or instruments relating to (A) the borrowing of money or extension of credit, (B) the creating any material Encumbrances with respect to any assets of the Company or (C) any loans or debt obligations with officers or directors of the Company;

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(vi)          each Company Contract requiring payment by or to the Company after the date of this Agreement in excess of $100,000 pursuant to its express terms relating to: (A) any distribution agreement (identifying any that contain exclusivity provisions); (B) any agreement involving provision of services or products with respect to any pre-clinical or clinical development activities of the Company; (C) any dealer, distributor, joint marketing, alliance, joint venture, cooperation, development or other agreement currently in force under which the Company has continuing obligations to develop or market any product, technology or service, or other agreement pursuant to which the Company has continuing obligations to develop or market any Intellectual Property Rights that will not be owned, in whole or in part, by the Company; or (D) any Contract with any third party providing any services relating to the manufacture or production of any product, service or technology of the Company or any Contract to sell, distribute or commercialize any products or service of the Company;

(vii)         each Company Contract with any financial advisor, broker, finder, investment banker or other similar Person providing financial advisory services to the Company in connection with the Contemplated Transactions;

(viii)        each Company Real Estate Lease;

(ix)          each Company Contract with any Governmental Body;

(x)           each Company Out-bound License and Company In-bound License;

(xi)          each Company Contract containing any royalty, dividend or similar arrangement based on the revenues or profits of the Company;

(xii)         each Company Contract, offer letter, employment agreement or independent contractor agreement with any employee or service provider that (A) is not immediately terminable at will by the Company without notice, severance or other cost or payment, except as required under applicable Law, or (B) provides for retention payments, change of control payments, severance, accelerated vesting, or any similar payment or benefit that will become due as a result of the Merger;

(xiii)        each Company Contract providing any option to receive a license or other right, any right of first negotiation, any right of first refusal or any similar right to any Person related to any material Company IP or material Intellectual Property Right licensed to the Company under a Company In-bound License, in each case other than options to renew or expand existing licensed rights under such Company Out-Bound License or Company In-Bound License;

(xiv)        each Company Contract entered into in settlement of any Legal Proceeding or other dispute;

(xv)         each Company Contract related to or in connection with the Company’s Claudin FL-301 program;

(xvi)        each Company Contract related to or in connection with the Company’s FL-101 program and/or FL-103 program; and

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(xvii)       any other Company Contract that is not terminable at will (with no penalty or payment or requirement for prior notice) by the Company, and (A) which involves payment or receipt by the Company after the date of this Agreement under any such agreement, Contract or commitment of more than $100,000 in the aggregate, or (B) that imposes a material restriction, limitation, prohibition or commitment on the business or operations of the Company, taken as a whole.

(b)            The Company has delivered or made available to Parent accurate and complete copies of all Company Material Contracts, including all amendments thereto. Neither the Company nor, to the Company’s Knowledge, as of the date of this Agreement any other party to a Company Material Contract, has breached, violated or defaulted under, or received notice that it breached, violated or defaulted under, any of the terms or conditions of any Company Material Contract in such manner as would permit any other party to cancel or terminate, or accelerate the maturity of performance of any obligation of the Company under, any such Company Material Contract, or would permit any other party to seek damages which would reasonably be expected to be material to the Company or its business. As to the Company, as of the date of this Agreement, each Company Material Contract is valid, binding, enforceable and in full force and effect, subject to the Enforceability Exceptions. Neither the Company, nor, to the Company’s Knowledge, any other party to any Company Material Contract, (i) is renegotiating any material terms of, or has exercised any termination rights in respect of, any Company Material Contract, or (ii) has indicated in writing that it desires to renegotiate any material terms of, modify, not renew or terminate any Company Material Contract.

2.14          Compliance; Permits; Restrictions.

(a)            The Company is, and in the last two (2) years, has been, in compliance in all material respects with all applicable Laws, including the Federal Food, Drug and Cosmetic Act and regulations issued thereunder by the United States Food and Drug Administration (“FDA” and collectively, the “FDCA”), the Public Health Service Act and its implementing regulations (“PHSA”) and any other similar Law administered or promulgated by the FDA or other comparable Governmental Body responsible for regulation of the research, development, pre-clinical and clinical testing, manufacturing, storage, supply, approval, sale, marketing, distribution and importation or exportation of drug and biological products (each, a “Drug Regulatory Agency”). No investigation, claim, suit, proceeding, audit or other action by any Governmental Body is pending or, to the Knowledge of the Company, threatened against the Company. There is no agreement, judgment, injunction, order or decree binding upon the Company which (i) has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company, any acquisition of material property by the Company or the conduct of business by the Company as currently conducted, (ii) is reasonably likely to have an adverse effect on the Company’s ability to comply with or perform any covenant or obligation under this Agreement, or (iii) is reasonably likely to have the effect of preventing, delaying, making illegal or otherwise interfering with the Contemplated Transactions.

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(b)            The Company holds all required Governmental Authorizations which are material to the operation of the business of the Company as currently conducted (the “Company Permits”). Section 2.14(b) of the Company Disclosure Schedule identifies each Company Permit, including Permits issued pursuant to Environmental Law. Each such Company Permit is valid and in full force and effect, and the Company is in material compliance with the terms of the Company Permits. No Legal Proceeding is pending or, to the Knowledge of the Company, threatened, which seeks to revoke, limit, suspend, or materially modify any Company Permit. The rights and benefits of each Company Permit will be available to the Surviving Entity, as applicable, immediately after the Second Effective Time on terms substantially identical to those enjoyed by the Company as of the date of this Agreement and immediately prior to the First Effective Time.

(c)            There are no proceedings pending or, to the Knowledge of the Company, threatened against the Company with respect to an alleged material violation by the Company of the FDCA, PHSA or any other similar Law administered or promulgated by any Drug Regulatory Agency. Neither the Company nor any of its officers and employees has been or is subject to any enforcement proceedings by the FDA or other Governmental Body and, to the Knowledge of the Company, no such proceedings have been threatened. There has not been and is not now any Form FDA-483 observation, civil, criminal or administrative action, suit, demand, claim, complaint, hearing, investigation, demand letter, warning letter, untitled letter, or proceeding pending or in effect against the Company or any of their respective officers and employees, and the Company has no liability for failure to comply with the FDCA, PHSA, or other similar Laws. There is no act, omission, event, or circumstance of which the Company has Knowledge that would reasonably be expected to give rise to or form the basis for any civil, criminal or administrative action, suit, demand, claim, complaint, hearing, investigation, demand letter, warning letter, untitled letter, proceeding or request for information or any liability (whether actual or contingent) for failure to comply with the FDCA, PHSA or other similar Laws.

(d)            The Company holds all required Governmental Authorizations issuable by any Drug Regulatory Agency necessary or material to the conduct of the business of the Company as currently conducted (collectively, the “Company Regulatory Permits”) and no such Company Regulatory Permit has been (i) revoked, withdrawn, suspended, cancelled or terminated or (ii) modified in any adverse manner. There is no basis for believing that such Company Regulatory Permits will not be renewable upon expiration. The Company is in compliance in all material respects with the Company Regulatory Permits and has not received any written notice or other written communication, or to the Knowledge of the Company, any other communication from any Drug Regulatory Agency regarding (A) any material violation of or failure to comply materially with any term or requirement of any Company Regulatory Permit or (B) any revocation, withdrawal, suspension, cancellation, termination or material modification of any Company Regulatory Permit. The Company has complied in all material respects with the ICH E9 Guidance for Industry: Statistical Principles for Clinical Trials in the management of the clinical data that have been presented to the Company. To the Knowledge of the Company, there are no facts that would be reasonably likely to result in any warning, untitled or notice of violation letter or Form FDA-483 from the FDA.

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(e)            All clinical, pre-clinical and other studies and tests conducted by or on behalf of, or sponsored by, the Company, or in which the Company or its current products or product candidates have participated, were and, if still pending, are being conducted in all material respects in accordance with standard medical and scientific research procedures and in compliance in all material respects with the applicable regulations of any applicable Drug Regulatory Agency and other applicable Law, including the Good Clinical Practice (“GCP”) regulations under 21 C.F.R. Parts 50, 54, 56 and 312 and Good Laboratory Practice (“GLP”) regulations under 21 C.F.R. Part 58. No preclinical study or clinical trial conducted by or on behalf of the Company has been terminated or suspended prior to completion for safety or noncompliance reasons. In the last two (2) years, the Company has not received any notices, correspondence, or other communications from any Drug Regulatory Agency requiring, or to the Knowledge of the Company, threatening to initiate, the termination or suspension of any clinical studies conducted by or on behalf of, or sponsored by, the Company or in which the Company or its current products or product candidates have participated.

(f)            The Company is not the subject of any pending or, to the Knowledge of the Company, threatened investigation in respect of its business or products or product candidates pursuant to the FDA’s “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto. To the Knowledge of the Company, the Company has not committed any acts, made any statement, or failed to make any statement, in each case in respect of its business or products that would violate the FDA’s “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy, and any amendments thereto.

(g)            None of the Company or any of its officers, directors, employees or, to the Knowledge of the Company, agents has been, is, or is in anticipation of being (based on a conviction by the courts or a finding of fault by a regulatory authority): (a) debarred pursuant to the Generic Drug Enforcement Act of 1992 (21 U.S.C. § 335a), as amended from time to time; (b) disqualified from participating in clinical trials pursuant to 21 C.F.R. § 312.70, as amended from time to time; (c) disqualified as a testing facility under 21 C.F.R. Part 58, Subpart K, as amended from time to time; (d) excluded, debarred or suspended from or otherwise ineligible to participate in a “Federal Health Care Program” as that term is defined in 42 U.S.C. § 1320a-7b(f), including under 42 U.S.C. § 1320a-7 or relevant regulations in 42 C.F.R. Part 1001; (e) assessed or threatened with assessment of civil money penalties pursuant to 42 C.F.R. Part 1003; or (f) included on the HHS/OIG List of Excluded Individuals/Entities, the General Services Administration’s System for Award Management, or the FDA Debarment List or the FDA Disqualified/Restricted List. Neither the Company nor any of its officers, directors, employees or, to the Knowledge of the Company, agents has engaged in any activities that are prohibited, or are cause for civil penalties, or grounds for mandatory or permissive exclusion, debarment, or suspension pursuant to any of these authorities. The Company is not using, and has never used, in any capacity any Person that has ever been, or to the Knowledge of Company, is the subject of a proceeding that could lead to the Persons becoming debarred, excluded, disqualified, restricted or suspended pursuant to any of these authorities.

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(h)            The Company has complied in all material respects with all Laws relating to patient, medical or individual health information, including the Health Insurance Portability and Accountability Act of 1996 and its implementing regulations promulgated thereunder, all as amended from time to time (collectively “HIPAA”), including the standards for the privacy of Individually Identifiable Health Information at 45 C.F.R. Parts 160 and 164, Subparts A and E, the standards for the protection of Electronic Protected Health Information set forth at 45 C.F.R. Part 160 and 45 C.F.R. Part 164, Subpart A and Subpart C, the standards for transactions and code sets used in electronic transactions at 45 C.F.R. Part 160, Subpart A and Part 162, and the standards for Breach Notification for Unsecured Protected Health Information at 45 C.F.R. Part 164, Subpart D, all as amended from time to time. The Company has entered into, where required, and is in compliance in all material respects with the terms of all Business Associate (as defined in HIPAA) agreements (“Business Associate Agreements”) to which the Company is a party or otherwise bound. The Company has created and maintained written policies and procedures to protect the privacy of all Protected Health Information, has provided training to all employees and agents as required under HIPAA, and has implemented security procedures, including physical, technical and administrative safeguards, to protect all personal information and Protected Health Information stored or transmitted in electronic form. The Company has not received written notice from the Office for Civil Rights for the U.S. Department of Health and Human Services or any other Governmental Body of any allegation regarding its failure to comply with HIPAA or any other federal or state law or regulation applicable to the protection of individually identifiable health information. No successful Security Incident, Breach of Unsecured Protected Health Information, or unpermitted disclosure of Protected Health Information has occurred with respect to information maintained or transmitted to the Company or, to the Company’s Knowledge, an agent or third party subject to a Business Associate Agreement with the Company. The Company is currently submitting, receiving and handling or is capable of submitting, receiving and handling transactions in accordance with the HIPAA Transactions and Code Sets Rule. All capitalized terms in this Section 2.14(h) not otherwise defined in this Agreement shall have the meanings set forth under HIPAA.

2.15          Legal Proceedings; Orders.

(a)            As of the date of this Agreement, there is no material pending Legal Proceeding and, to the Knowledge of the Company, no Person has threatened to commence any Legal Proceeding: (i) that involves (A) the Company, (B) any Company Associate (in his or her capacity as such) or (C) any of the material assets owned or used by the Company; or (ii) that challenges, or that would have the effect of preventing, delaying, making illegal or otherwise interfering with, the Contemplated Transactions.

(b)            Except as set forth in Section 2.15(b) of the Company Disclosure Schedule, in the last two (2) years, no Legal Proceeding has been pending against the Company that resulted in material liability to the Company.

(c)            There is no order, writ, injunction, judgment or decree to which the Company, or any of the material assets owned or used by the Company, is subject. To the Knowledge of the Company, no officer or employees of the Company is subject to any order, writ, injunction, judgment or decree that prohibits such officer or employee from engaging in or continuing any conduct, activity or practice relating to the business of the Company or to any material assets owned or used by the Company.

2.16          Tax Matters.

(a)            The Company has timely filed all material Tax Returns that were required to be filed by or with respect to it under applicable Law. All such Tax Returns are correct and complete in all material respects and have been prepared in compliance with all applicable Law. No claim has ever been made by any Governmental Body in any jurisdiction where the Company does not file a particular Tax Return or pay a particular Tax that the Company is subject to taxation by that jurisdiction.

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(b)            All material amounts of Taxes due and owing by the Company on or before the date hereof (whether or not shown on any Tax Return) have been fully and timely paid. The unpaid Taxes of the Company did not, as of the date of the Company Unaudited Interim Balance Sheet, materially exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax items) set forth on the face of the Company Unaudited Interim Balance Sheet. Since the Interim Balance Sheet Date, the Company has not incurred any material Liability for Taxes outside the Ordinary Course of Business, nor has it incurred any Liability for Taxes in connection with the FL-401 Disposition Agreement and the consummation of the transactions contemplated thereunder.

(c)            All Taxes that the Company is or was required by Law to withhold or collect have been duly and timely withheld or collected in all material respects on behalf of its respective employees, independent contractors, stockholders, lenders, customers or other third parties and have been timely paid to the proper Governmental Body or other Person or properly set aside in accounts for this purpose.

(d)            There are no Encumbrances for material Taxes (other than Permitted Encumbrances) upon any of the assets of the Company.

(e)            No deficiencies for a material amount of Taxes with respect to the Company have been claimed, proposed or assessed by any Governmental Body in writing. There are no pending or ongoing and, to the Knowledge of the Company, no threatened audits, assessments or other actions for or relating to any liability in respect of a material amount of Taxes of the Company. Neither the Company nor any of its predecessors has waived any statute of limitations or agreed to any extension of time with respect to any income or other material Tax assessment or deficiency.

(f)            The Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(g)            The Company is not a party to any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement, or similar agreement or arrangement, in each case, other than customary commercial contracts entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes.

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(h)            The Company will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for Tax purposes for a Tax period ending on or prior to the Closing Date; (ii) use of an improper method of accounting for a Tax period ending on or prior to the Closing Date; (iii) “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or foreign Law) executed on or prior to the Closing Date; (iv) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local or foreign Law); (v) installment sale or open transaction disposition made on or prior to the Closing Date; (vi) prepaid amount, advance payment or deferred revenue received or accrued on or prior to the Closing Date; (vii) application of Section 367(d) of the Code to any transfer of intangible property on or prior to the Closing Date; or (viii) application of Sections 951 or 951A of the Code (or any similar provision of state, local or foreign Law) to any income received or accrued on or prior to the Closing Date. The Company has not made any election under Section 965(h) of the Code.

(i)             The Company has never been (i) a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is the Company) or (ii) a party to any joint venture, partnership, or other arrangement that is treated as a partnership for U.S. federal income Tax purposes. The Company has no Liability for any material Taxes of any Person (other than the Company) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or foreign Law), as a transferee or successor, by Contract or otherwise.

(j)             The Company has never distributed stock of another Person, or had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 of the Code or Section 361 of the Code (or any similar provisions of state, local or foreign Law).

(k)            The Company (i) is not a “controlled foreign corporation” as defined in Section 957 of the Code, (ii) is not a “passive foreign investment company” within the meaning of Section 1297 of the Code, or (iii) has never had a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise had an office or fixed place of business in a country other than the country in which it is organized.

(l)             The Company has not participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “reportable transaction” within the meaning of Section 6707A(c) of the Code and Treasury Regulations Section 1.6011-4(b).

(m)           The Company has not taken any action (or agreed to take any action) or knows of any fact that would reasonably be expected to prevent or impede the Merger from qualifying for the Intended Tax Treatment.

(n)            Section 2.16(n) of the Company Disclosure Schedule sets forth the entity classification of the Company for U.S. federal income tax purposes. The Company has not made an election or taken any other action to change its federal and state income tax classification from such classification.

For purposes of this Section 2.16, each reference to the Company shall be deemed to include any Person that was liquidated into, merged with, or is otherwise a predecessor to, the Company.

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2.17          Employee and Labor Matters; Benefit Plans.

(a)            Section 2.17(a) of the Company Disclosure Schedule is a list of all material Company Benefit Plans, other than at-will employment offer letters on the Company’s standard form and other than individual compensatory equity award agreements made pursuant to the Company’s standard forms, in which case only representative standard forms of such agreements shall be scheduled. “Company Benefit Plan” means each (i) “employee benefit plan” as defined in Section 3(3) of ERISA and (ii) other pension, retirement, deferred compensation, excess benefit, profit sharing, bonus, incentive, equity or equity-based, phantom equity, severance, change-of-control, retention, health, life, disability, group insurance, paid time off, holiday, welfare and fringe benefit plan, program, agreement, contract, or arrangement (whether written or unwritten, qualified or nonqualified, funded or unfunded and including any that have been frozen), in each case, sponsored, maintained, administered, contributed to, or required to be contributed to, by the Company for the benefit of any current or former employee, director, officer or independent contractor of the Company or under which the Company has any actual or contingent liability.

(b)            As applicable with respect to each material Company Benefit Plan, the Company has made available to Parent, true and complete copies of (i) each material Company Benefit Plan, including all amendments thereto, and in the case of an unwritten material Company Benefit Plan, a written description thereof, (ii) all current trust documents, investment management contracts, custodial agreements, administrative services agreements and insurance and annuity contracts relating thereto, (iii) the current summary plan description and each summary of material modifications thereto, (iv) the most recently filed annual reports with any Governmental Body (e.g., Form 5500 and all schedules thereto), (v) the most recent IRS determination, opinion or advisory letter, (vi) the most recent summary annual reports, nondiscrimination testing reports, actuarial reports, financial statements and trustee reports, and (vii) all notices and filings from the IRS or Department of Labor or other Governmental Body received within the past two (2) years concerning audits or investigations, or “prohibited transactions” within the meaning of Section 406 of ERISA or Section 4975 of the Code.

(c)            Each Company Benefit Plan has been maintained, operated and administered in compliance in all material respects with its terms and the applicable provisions of ERISA, the Code and all other Laws.

(d)            The Company Benefit Plans which are “employee pension benefit plans” within the meaning of Section 3(2) of ERISA and which are intended to meet the qualification requirements of Section 401(a) of the Code have received determination or opinion letters from the IRS on which they may currently rely to the effect that such plans are qualified under Section 401(a) of the Code and the related trusts are exempt from federal income Taxes under Section 501(a) of the Code, respectively, and nothing has occurred that would reasonably be expected to materially adversely affect the qualification of such Company Benefit Plan or the tax exempt status of the related trust.

(e)            Neither the Company nor any Company ERISA Affiliate maintains, contributes to, is required to contribute to, or has any actual or contingent liability with respect to, (i) any “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) that is subject to Title IV or Section 302 of ERISA or Section 412 of the Code, (ii) any “multiemployer plan” (within the meaning of Section 3(37) of ERISA), (iii) any “multiple employer plan” (within the meaning of Section 413 of the Code) or (iv) any “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA).

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(f)            There are no pending audits or investigations by any Governmental Body involving any Company Benefit Plan, and no pending or, to the Knowledge of the Company, threatened claims (except for routine individual claims for benefits payable in the normal operation of the Company Benefit Plans), suits or proceedings involving any Company Benefit Plan, or, to the Knowledge of the Company, any fiduciary thereof or service provider thereto, in any case except as would not be reasonably expected to result in material liability to the Company. All contributions and premium payments required to have been made under any of the Company Benefit Plans or by applicable Law (without regard to any waivers granted under Section 412 of the Code), have been timely made and the Company has no material liability for any unpaid contributions with respect to any Company Benefit Plan.

(g)            Neither the Company nor, to the Knowledge of the Company, any fiduciary, trustee or administrator of any Company Benefit Plan, has engaged in, or in connection with the Contemplated Transactions will engage in, any transaction with respect to any Company Benefit Plan which would subject any such Company Benefit Plan, the Company, Parent, or the Surviving Entity to a material Tax, material penalty or material liability for a “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code.

(h)            No Company Benefit Plan provides death, medical, dental, vision, life insurance or other welfare benefits beyond termination of service or retirement other than coverage mandated by Law and, to the Knowledge of the Company, the Company has not made a written representation promising the same.

(i)             Neither the execution of this Agreement, nor the performance of the Contemplated Transactions (either alone or when combined with the occurrence of any other event, including without limitation, a termination of employment), will: (i) result in any payment becoming due to any current or former employee, director, officer, or independent contractor of the Company, pursuant to any Company Benefit Plan (ii) increase any amount of compensation or benefits otherwise payable under any Company Benefit Plan, (iii) result in the acceleration of the time of payment, funding or vesting of any benefits under any Company Benefit Plan, (iv) require any contribution or payment to fund any obligation under any Company Benefit Plan or (v) limit the right to merge, amend or terminate any Company Benefit Plan.

(j)             Except as set forth in Section 2.17(j) of the Company Disclosure Schedule, neither the execution of this Agreement, nor the consummation of the Contemplated Transactions (either alone or when combined with the occurrence of any other event, including without limitation, a termination of employment) will result in the receipt or retention by any person who is a “disqualified individual” (within the meaning of Code Section 280G) with respect to the Company of any payment or benefit that is or could be characterized as a “parachute payment” (within the meaning of Code Section 280G), determined without regard to the application of Code Section 280G(b)(5).

(k)            No current or former employee, officer, director or independent contractor of the Company has any “gross up” agreements with the Company or other assurance of reimbursement by the Company for any Taxes imposed under Code Section 409A or Code Section 4999.

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(l)             The Company does not maintain any Company Benefit Plan outside of the United States.

(m)           Section 2.17(m) of the Company Disclosure Schedule sets forth a true and correct list, as of no earlier than ten (10) days prior to the date of this Agreement, containing the names of all current full-time, part-time or temporary employees and independent contractors (and indication as such), and, as applicable: (i) the annual dollar amount of all cash compensation in the form of wages, salary, fees or commissions payable to each person; (ii) hire date and termination date; (iii) title and, with respect to independent contractors, a current written description of such person’s contracting services; (iv) visa status, if applicable; and (v) with respect to employees, (A) a designation of whether they are classified as exempt or non-exempt for purposes of the Fair Labor Standards Act, as amended (“FLSA”) and any similar state law and (B) whether such an employee is on leave and, if so, the expected return date.

(n)            The Company is not and has never been a party to, bound by, or has a duty to bargain under, any collective bargaining agreement or other Contract with a labor union or similar labor organization representing any of its employees, and there is no labor union or similar labor organization representing or, to the Knowledge of the Company, purporting to represent or seeking to represent any employees of the Company, including through the filing of a petition for representation election. There is not and has not been in the last two (2) years, nor is there or has there been in the last two (2) years, any threat of, any strike, slowdown, work stoppage, lockout, union election petition, demand for recognition, or any similar activity or dispute or, to the Knowledge of the Company, any union organizing activity, against the Company.

(o)            The Company is, and in the last two (2) years, has been, in material compliance with all applicable Laws respecting labor, employment, employment practices, and terms and conditions of employment, including worker classification, discrimination, harassment and retaliation, equal employment opportunities, fair employment practices, meal and rest periods, immigration, employee safety and health, payment of wages (including overtime wages), unemployment and workers’ compensation, leaves of absence, and hours of work. Except as would not be reasonably likely to result in a material liability to the Company, with respect to employees of the Company, the Company, in the last two (2) years, has withheld and reported all amounts required by Law to be withheld and reported with respect to wages, salaries and other payments, benefits, or compensation to employees. There are no actions, suits, claims, charges, lawsuits, investigations, audits or administrative matters pending or, to the Knowledge of the Company, threatened or reasonably anticipated against the Company relating to any employee, applicant for employment, or consultant.

(p)            In the last two (2) years, the Company has not implemented any “plant closing” or “mass layoff” of employees that would reasonably be expected to require notification under the WARN Act or any similar state or local Law, no such “plant closing” or “mass layoff” will be implemented before the Closing Date without advance notification to and approval of Parent, and there has been no “employment loss” as defined by the WARN Act within the ninety (90) days prior to the date of this Agreement.

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(q)            The Company has at all relevant times been in material compliance with (i) COVID-19-related Laws, standards, regulations, orders and guidance (including without limitation relating to business reopening), including those issued and enforced by the Occupational Safety and Health Administration, the Centers for Disease Control, the Equal Employment Opportunity Commission, and any other Governmental Body; and (ii) the Families First Coronavirus Response Act (including with respect to eligibility for tax credits under such Act) and any other applicable COVID-19-related leave Law, whether state, local or otherwise.

2.18          Environmental Matters. The Company is and in the last two (2) years, has complied in all material respects with all applicable Environmental Laws, which compliance includes the possession by the Company of all permits and other Governmental Authorizations required under applicable Environmental Laws and compliance with the terms and conditions thereof, which permits have been timely obtained and maintained in full force and effect. The Company has not received in the last two (2) years, any written notice or other communication (in writing or otherwise), whether from a Governmental Body or other Person, that alleges that the Company is not in compliance with or has Liability pursuant to any Environmental Law and, to the Knowledge of the Company, there are no circumstances that would reasonably be expected to either prevent or interfere with the Company’s compliance in any material respects with or result in Liability under any Environmental Law. No Legal Proceeding is pending or, to the Knowledge of the Company, threatened relating to (i) any alleged violation of or Liability under any Environmental Law by the Company, or (ii) the suspected presence, release or threatened release of or the exposure to any Hazardous Materials on, under, in or from the Leased Real Property, or any formerly owned, leased, occupied or used real property or from any product manufactured or sold by the Company, nor does there exist any valid basis for any such Legal Proceeding. No Leased Real Property or prior property leased or controlled by the Company (during the time a prior property was leased or controlled by the Company) has had a release of or exposure to Hazardous Materials in material violation of, or that would reasonably be expected to result in any Liability to the Company pursuant to, Environmental Law. No consent, approval or Governmental Authorization of or registration or filing with any Governmental Body is required by Environmental Laws in connection with the execution and delivery of this Agreement or consummation of the Contemplated Transactions by the Company. The Company has not assumed, undertaken, or provided an indemnity with respect to any material or potentially material Liability of any other Person under Environmental Laws. Prior to the date of this Agreement, the Company has made available to Parent true and correct copies of all environmental reports, assessments, studies and audits, and any material documents related to any Legal Proceeding arising under Environmental Law in the possession or control of the Company with respect to the Leased Real Property or any real property formerly leased or controlled by the Company or any business operated by it.

2.19          Insurance. The Company has delivered or made available to Parent accurate and complete copies of all material insurance policies and all material self-insurance programs and arrangements relating to the business, assets, liabilities and operations of the Company. Each of such insurance policies is in full force and effect and the Company is in compliance in all material respects with the terms thereof. Other than customary end of policy notifications from insurance carriers, in the last two (2) years, the Company has not received any notice or other communication regarding any actual or possible: (a) cancellation or invalidation of any insurance policy; or (b) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy.

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2.20          No Financial Advisors. Except as set forth in Section 2.20 of the Company Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage fee, finder’s fee, opinion fee, success fee, transaction fee or other fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of the Company.

2.21          Transactions with Affiliates.

(a)            Section 2.21(a) of the Company Disclosure Schedule describes any material transactions or relationships, between, on one hand, the Company and, on the other hand, any (i) officer or director of the Company or, to the Knowledge of the Company, any of such officer’s or director’s immediate family members, (ii) owner of more than 5% of the voting power of the outstanding Company Common Stock or (iii) to the Knowledge of the Company, any “related person” (within the meaning of Item 404 of Regulation S-K under the Securities Act) of any such officer, director or owner (other than the Company) in the case of each of (i), (ii) or (iii) that is of the type that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act.

(b)            Section 2.21(b) of the Company Disclosure Schedule lists each stockholders agreement, voting agreement, registration rights agreement, co-sale agreement or other similar Contract between the Company and any holders of Company Common Stock, including any such Contract granting any Person investor rights, rights of first refusal, rights of first offer, registration rights, director designation rights or similar rights (collectively, the “Investor Agreements”).

2.22          Anti-Bribery. None of the Company or any of its directors, officers, employees or, to the Company’s Knowledge, agents or any other Person acting on their behalf (in each in their respective capacities as such) has directly or indirectly made any bribes, rebates, payoffs, influence payments, kickbacks, illegal payments, illegal political contributions, or other payments, in the form of cash, gifts, or otherwise, or taken any other action, in violation of the Foreign Corrupt Practices Act of 1977, the UK Bribery Act of 2010 or any other anti-bribery or anti-corruption Law (collectively, the “Anti-Bribery Laws”). The Company is not and has not been the subject of any investigation or inquiry by any Governmental Body with respect to potential violations of Anti-Bribery Laws.

2.23          Net Cash. As of the date of this Agreement, the total amount of Company Net Cash is equal to $44,928,745.30.

2.24          Disclaimer of Other Representations or Warranties.

(a)            Except for the representations and warranties set forth in this Section 2 or in any certificate delivered by the Company to Parent and/or Merger Subs pursuant to this Agreement, the Company, the Company Stockholders nor any of its Affiliates or Representatives makes any other representation or warranty, express or implied, at law or in equity, with respect to the Company or any of its assets, liabilities or operations, and any such other representations or warranties are hereby expressly disclaimed.

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(b)            The Company acknowledges and agrees that, except for the representations and warranties of Parent and Merger Subs set forth in Section 3 or in any certificate delivered by Parent and/or Merger Subs to the Company pursuant to this Agreement, neither the Company, the Company Stockholders, nor its Affiliates or Representatives is relying on any other representation or warranty of Parent, Merger Subs, or any other Person made outside of Section 3 or such certificate, including regarding the accuracy or completeness of any such other representations or warranties or the omission of any material information, whether express or implied.

Section 3.                REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUBS

Subject to Section 9.11(h), except (a) as set forth in the disclosure schedule delivered by Parent to the Company (the “Parent Disclosure Schedule”) or (b) as disclosed in the Parent SEC Documents filed with the SEC prior to the date of this Agreement and publicly available on the SEC’s Electronic Data Gathering Analysis and Retrieval system (“EDGAR”) (but excluding any disclosures contained under the heading “Risk Factors” and any disclosure of risks included in any “forward-looking statements” disclaimer or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature), it being understood that any matter disclosed in the Parent SEC Documents (x) shall not be deemed disclosed for purposes of Section 3.1, Section 3.2, Section 3.3, Section 3.4, Section 3.5, Section 3.6, and Section 3.7 unless otherwise expressly set forth therein and (y) shall be deemed to be disclosed in a section of the Parent Disclosure Schedule only to the extent that it is readily apparent from a reading of such Parent SEC Documents that is applicable to such section of the Parent Disclosure Schedule, Parent and Merger Subs represent and warrant to the Company as follows:

3.1            Due Organization; Subsidiaries.

(a)            Each of Parent and First Merger Sub is a corporation, and Second Merger Sub is a limited liability company, duly incorporated or organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, and has all necessary corporate or similar power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; and (ii) to own or lease and use its property and assets in the manner in which its property and assets are currently owned or leased and used.

(b)            Parent is duly licensed and qualified to do business, and is in good standing (to the extent applicable in such jurisdiction), under the Laws of all jurisdictions where the nature of its business requires such licensing or qualification other than in jurisdictions where the failure to be so qualified individually or in the aggregate would not be reasonably expected to have a Parent Material Adverse Effect.

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(c)            Parent has no Subsidiaries, except for the Entities disclosed in the Parent SEC Documents filed with the SEC prior to the date of this Agreement and publicly available on EDGAR; and neither Parent nor such Entities owns any capital stock of, or any equity, ownership or profit-sharing interest of any nature in, or controls directly or indirectly, any other Entity. Each of Parent’s Subsidiaries is a corporation or other legal entity duly organized, validly existing and, if applicable, in good standing under the Laws of the jurisdiction of its organization and has all necessary corporate or similar power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own or lease and use its property and assets in the manner in which its property and assets are currently owned or leased and used; and (iii) to perform its obligations under all Contracts by which it is bound.

(d)            Neither the Parent nor any of its Subsidiaries is, directly or indirectly, a party to, member of or participant in any partnership, joint venture or similar business Entity. Neither the Parent nor any of its Subsidiaries is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity. Neither the Parent nor any of its Subsidiaries has, at any time, been a general partner of, or has otherwise been liable for, any of the debts or other obligations of, any general partnership, limited partnership or other Entity in connection with its role as a general partner (or similar role of any such other Entity).

3.2            Organizational Documents. Accurate and complete copies of the Organizational Documents of Parent in effect as of the date of this Agreement are disclosed in the Parent SEC Documents filed with the SEC prior to the date of this Agreement and publicly available on EDGAR. Neither Parent nor any of its Subsidiaries is in breach or violation of its respective Organizational Documents.

3.3            Authority; Binding Nature of Agreement.

(a)            The Parent and each of its Subsidiaries (including the Merger Subs) have all necessary corporate power and authority to enter into and to perform its obligations under this Agreement and, subject, with respect to Parent, to receipt of the Required Parent Stockholder Vote and, with respect to Merger Subs, the adoption of this Agreement by Parent in its capacity as sole stockholder of Merger Subs, to perform its obligations hereunder and to consummate the Contemplated Transactions. Each of the Parent Board Approval, the First Merger Sub Board Approval, and the Second Merger Sub Sole Member Approval has been obtained and constitute all of the necessary action or authorization on the part of the Parent Board, the First Merger Sub Board, and the sole member of Second Merger Sub, respectively, for the authorization, execution, delivery and performance of this Agreement by Parent and Merger Subs and the consummation by Parent and Merger Subs of the Contemplated Transactions.

(b)            This Agreement has been duly executed and delivered by Parent and each Merger Sub and, assuming the due authorization, execution and delivery by the Company and the Stockholder Representative, constitutes the legal, valid and binding obligation of Parent and Merger Subs, enforceable against each of Parent and Merger Subs in accordance with its terms, subject to the Enforceability Exceptions.

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3.4            Vote Required. The only votes of the holders of any class or series of Parent’s capital stock necessary to approve the Parent Stockholder Matters (the “Required Parent Stockholder Vote”) are the following: (i) affirmative vote of a majority of the votes cast at the Parent Stockholders’ Meeting by the holders of Parent Common Stock (other than the Parent Common Stock Payment Shares) in favor of the Preferred Stock Conversion Proposal; and (ii) the affirmative vote at the Parent Stockholders’ Meeting by holders of a majority of the outstanding shares of Parent Common Stock entitled to vote in favor of the Charter Amendment Proposal. The approval of holders of Parent Common Stock is not required in order to approve this Agreement or, except with respect to Parent Stockholder Matters, the Contemplated Transactions.

3.5            Non-Contravention; Consents. Subject to obtaining the Required Parent Stockholder Vote and the approval of the Parent Stockholder Matters, the filing of the First Certificate of Merger and the Second Certificate of Merger required by the DGCL and the DLLCA and the filing of the Certificate of Designation, neither (x) the execution, delivery or performance of this Agreement by Parent or Merger Subs, nor (y) the consummation of the Contemplated Transactions, will directly or indirectly (with or without notice or lapse of time):

(a)            contravene, conflict with or result in a violation of any of the provisions of the Organizational Documents of Parent or Merger Subs;

(b)            contravene, conflict with or result in a violation of, give any Governmental Body or other Person the right to challenge the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Governmental Authorization held by Parent, any applicable Law, or any order, writ, injunction, judgment or decree to which Parent or its Subsidiaries is subject, except as would not reasonably be expected to be material to Parent or its business;

(c)            contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any material Parent Contract, or give any Person the right to: (i) declare a default or exercise any remedy under any material Parent Contract; (ii) accelerate the maturity or performance of any material Parent Contract; or (iii) cancel, terminate or modify any term of any material Parent Contract, except in the case of any non-material breach, default, penalty or modification; or

(d)            result in the imposition or creation of any Encumbrance (except for Permitted Encumbrances) upon or with respect to any material asset owned or used by Parent.

Except for (i) any Consent under any Parent Contract set forth in Section 3.5 of the Parent Disclosure Schedule, (ii) the Required Parent Stockholder Vote, (iii) the filing of the First Certificate of Merger and the Second Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL and the DLLCA, (iv) the filing of the Certificate of Designation with the Secretary of State of the State of Delaware pursuant to the DGCL and (v) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities Laws, neither Parent nor any of its Subsidiaries is or will be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with (A) the execution, delivery or performance of this Agreement, or (B) the consummation of the Contemplated Transactions.

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3.6            Capitalization.

(a)            Prior to the filing of the Certificate of Designation and the consummation of the Contemplated Transactions, the authorized capital stock of Parent as of the date of this Agreement consists of 240,000,000 shares of Parent Common Stock, par value $0.001 per share, of which 99,021,376 shares have been issued and are outstanding as of the close of business on the Reference Date, and 10,000,000 shares of preferred stock of Parent, par value $0.001 per share, of which 1 share has been designated special voting stock and has been issued and is outstanding as of the date of this Agreement. Parent does not hold any shares of its capital stock in its treasury.

(b)            All of the outstanding shares of Parent Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. None of the outstanding shares of Parent Common Stock are entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right and none of the outstanding shares of Parent Common Stock is subject to any right of first refusal in favor of Parent, except as disclosed in the Parent SEC Documents filed with the SEC prior to the date of this Agreement and publicly available on EDGAR. Except as contemplated herein and except as disclosed in the Parent SEC Documents filed with the SEC prior to the date of this Agreement and publicly available on EDGAR, there is no Parent Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or granting any option or similar right with respect to), any shares of Parent Common Stock. Parent is not under any obligation, nor is it bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Parent Common Stock or other securities, except as disclosed in the Parent SEC Documents filed with the SEC prior to the date of this Agreement and publicly available on EDGAR.

(c)            Except for the Parent Stock Plans, Parent does not have any stock option plan or any other plan, program, agreement or arrangement providing for any equity-based compensation for any Person. As of the close of business on the Reference Date, 15,559,697 shares of Parent Common Stock were reserved for issuance upon exercise of Parent Options granted under the Parent Stock Plans that are outstanding as of the Reference Date, and 5,341,411 shares remain available for future issuance pursuant to the Parent Stock Plans as of the Reference Date. Accurate and complete copies of the Parent Stock Plans are disclosed in the Parent SEC Documents filed with the SEC prior to the date of this Agreement and publicly available on EDGAR. No vesting of Parent Options will be accelerated in connection with the closing of the Contemplated Transactions other than as set forth on such Section 3.6(c) of the Parent Disclosure Schedule.

(d)            As of the close of business on the Reference Date, Parent has outstanding Parent Warrants for the purchase of an aggregate of 49,673,390 shares of Parent Common Stock.

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(e)            Except for the Parent Options and the Parent Warrants, and as otherwise set forth in Section 3.6(e) of the Parent Disclosure Schedule, there is no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of Parent or any of its Subsidiaries; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of Parent or any of its Subsidiaries; or (iii) condition or circumstance that could be reasonably likely to give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of Parent or any of its Subsidiaries (it being understood that Parent intends to issue prior to (but contingent upon) the Closing restricted stock units to certain employees of the Company identified in the Company Disclosure Schedule). There are no outstanding or authorized stock appreciation, phantom stock, profit participation or other similar rights with respect to Parent or any of its Subsidiaries. In addition, there are no stockholder rights plans (or similar plan commonly referred to as a “poison pill”) or bonds, debentures, notes or other indebtedness of Parent having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of Parent may vote.

(f)            All outstanding shares of Parent Common Stock, Parent Options, and other securities of Parent have been issued and granted in material compliance with (i) the Organizational Documents of Parent in effect as of the relevant time and all applicable securities Laws and other applicable Law, and (ii) all requirements set forth in applicable Contracts.

(g)            All distributions, dividends, repurchases and redemptions of Parent Common Stock or other equity interests of Parent were undertaken in material compliance with (i) the Organizational Documents of Parent in effect as of the relevant time and all applicable securities Laws and other applicable Laws, and (ii) all requirements set forth in applicable Contracts.

3.7            SEC Filings; Financial Statements.

(a)            Since January 1, 2022, all registration statements, proxy statements, Certifications (as defined below) and other material statements, reports, schedules, forms and other documents required to have been filed with the SEC under the Exchange Act by Parent or its officers (the “Parent SEC Documents”) have been so filed on a timely basis. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), each of the Parent SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be) and, as of the time they were filed, or if amended or superseded by a filing prior to the date of this Agreement, on the date of the last such amendment or superseding filing prior to the date of this Agreement, none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The certifications and statements required by (i) Rule 13a-14 under the Exchange Act and (ii) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act) relating to the Parent SEC Documents (collectively, the “Certifications”) are accurate and complete and comply as to form and content with all applicable Laws, and no current or former executive officer of Parent has failed to make the Certifications required of him or her. Parent has made available to the Company true and complete copies of all correspondence, other than transmittal correspondence or general communications by the SEC not specifically addressed to Parent, between the SEC, on the one hand, and Parent, on the other, since January 1, 2022, including all SEC comment letters and responses to such comment letters and responses to such comment letters by or on behalf of Parent, except for such correspondence, comment letters and responses to such comment letters that are publicly accessible through EDGAR. As of the date of this Agreement, there are no outstanding unresolved comments in comment letters received from the SEC or Nasdaq with respect to Parent SEC Documents. To the Knowledge of Parent, none of the Parent SEC Documents is the subject of ongoing SEC review and there are no inquiries or investigations by the SEC or any internal investigations pending or threatened, including with regards to any accounting practices of Parent. As used in this Section 3.7, the term “file” and variations thereof shall be broadly construed to include any manner in which a document or information is filed, furnished, supplied or otherwise made available to the SEC.

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(b)            The financial statements (including any related notes) contained or incorporated by reference in the Parent SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, except as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments) applied on a consistent basis unless otherwise noted therein throughout the periods indicated; and (iii) fairly present, in all material respects, the financial position of Parent and its consolidated Subsidiaries as of the respective dates thereof and the results of operations and cash flows of Parent for the periods covered thereby. Other than as expressly disclosed in the Parent SEC Documents filed prior to the date hereof, there has been no material change in Parent’s accounting methods or principles that would be required to be disclosed in Parent’s financial statements in accordance with GAAP.

(c)            Parent’s independent registered public accounting firm has at all times since the date of enactment of the Sarbanes-Oxley Act been: (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act); (ii) to the Knowledge of Parent, “independent” with respect to Parent within the meaning of Regulation S-X under the Exchange Act; and (iii) to the Knowledge of Parent, in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the rules and regulations promulgated by the SEC and the Public Company Accounting Oversight Board thereunder.

(d)            Since January 1, 2022, through the date of this Agreement, Parent has not received any comment letter from the SEC or the staff thereof or any correspondence from officials of Nasdaq or the staff thereof relating to the delisting or maintenance of listing of the Parent Common Stock on Nasdaq. As of the date of this Agreement, Parent has timely responded to all comment letters of the staff of the SEC relating to the Parent SEC Documents, and the SEC has not advised Parent that any final responses are inadequate, insufficient or otherwise non-responsive. Parent has made available to the Company true, correct and complete copies or all comment letters, written inquiries and enforcement correspondences between the SEC, on the one hand, and Parent, on the other hand, occurring since January 1, 2022 and will, reasonably promptly following the receipt thereof, make available to the Company any such correspondence sent or received after the date of this Agreement, except to the extent such comment letters and other documents are publicly accessible through EDGAR. To the Knowledge of Parent, as of the date of this Agreement, none of the Parent SEC Documents is the subject of an ongoing SEC report or outstanding SEC comment.

(e)            Since January 1, 2022, there have been no formal investigations regarding financial reporting or accounting policies and practices discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer, principal accounting officer or general counsel of Parent, the Parent Board or any committee thereof, other than ordinary course audits or reviews of accounting policies and practices or internal controls required by the Sarbanes-Oxley Act.

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(f)            Parent is and since its first date of listing on Nasdaq, has been, in compliance in all material respects with the applicable current listing and governance rules and regulations of Nasdaq.

(g)            Parent maintains, and at all times since January 1, 2022, has maintained, a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, (ii) that receipts and expenditures are made only in accordance with authorizations of management and the Parent Board, (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of Parent’s assets that could have a material effect on Parent’s financial statements and (iv) that Parent maintains records in reasonable detail which accurately and fairly reflect the transactions and dispositions of the assets of Parent and any of its Subsidiaries. Parent has evaluated the effectiveness of Parent’s internal control over financial reporting as of December 31, 2021, and, to the extent required by applicable Law, presented in any applicable Parent SEC Document that is a report on Form 10-K or Form 10-Q (or any amendment thereto) its conclusions about the effectiveness of the internal control over financial reporting as of the end of the period covered by such report or amendment based on such evaluation. Parent has disclosed, based on its most recent evaluation of internal control over financial reporting, to Parent’s auditors and audit committee (and has described in Section 3.7(g) of the Parent Disclosure Schedule) (A) all material weaknesses and all significant deficiencies, if any, in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect Parent’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves Parent, any of its Subsidiaries, Parent’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by the Parent and its Subsidiaries or (C) any claim or allegation regarding any of the foregoing. Parent has not identified, based on its most recent evaluation of internal control over financial reporting, any significant deficiencies or material weaknesses in the design or operation of Parent’s internal control over financial reporting.

(h)            Parent maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) that are reasonably designed to ensure that information required to be disclosed by Parent in the periodic reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the required time periods, and that all such information is accumulated and communicated to Parent’s management as appropriate to allow timely decisions regarding required disclosure and to make the Certifications.

(i)             Parent has not been and is not currently a “shell company” as defined under Section 12b-2 of the Exchange Act.

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3.8            Legal Proceedings; Orders.

(a)            As of the date of this Agreement, there is no material pending Legal Proceeding and, to the Knowledge of Parent, no Person has threatened to commence any Legal Proceeding: (i) that involves (A) Parent, (B) any of its Subsidiaries, (C) any Parent Associate (in his or her capacity as such) or (D) any of the material assets owned or used by Parent or its Subsidiaries; or (ii) that challenges, or that would have the effect of preventing, delaying, making illegal or otherwise interfering with, the Contemplated Transactions.

(b)            Except as set forth in Section 3.8(b) of the Parent Disclosure Schedule, in the last two (2) years, no Legal Proceeding has been pending against Parent that resulted in material liability to Parent.

(c)            There is no order, writ, injunction, judgment or decree to which Parent or any of its Subsidiaries, or any of the material assets owned or used by Parent or any of its Subsidiaries, is subject. To the Knowledge of Parent, no officer of Parent or any of its Subsidiaries is subject to any order, writ, injunction, judgment or decree that prohibits such officer or employee from engaging in or continuing any conduct, activity or practice relating to the business of Parent or any of its Subsidiaries or to any material assets owned or used by Parent or any of its Subsidiaries.

3.9            No Financial Advisors. No broker, finder or investment banker is entitled to any brokerage fee, finder’s fee, opinion fee, success fee, transaction fee or other fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of Parent or any of its Subsidiaries.

3.10          Valid Issuance. The Parent Common Stock and Parent Convertible Preferred Stock to be issued in the Merger will, when issued in accordance with the provisions of this Agreement, be validly issued, fully paid and nonassessable.

3.11          Disclaimer of Other Representations or Warranties.

(a)            Except for the representations and warranties set forth in this Section 3 or in any certificate delivered by Parent or Merger Subs to the Company pursuant to this Agreement, neither Parent, any Merger Sub, nor any of their respective Affiliates ore Representatives makes any representation or warranty, express or implied, at law or in equity, with respect to Parent or the Merger Subs or any of Parent’s or Merger Subs’ assets, liabilities or operations, and any such other representations or warranties are hereby expressly disclaimed.

(b)            Each of Parent, First Merger Sub and Second Merger Sub acknowledges and agrees that, except for the representations and warranties of the Company set forth in Section 2 or in any certificate delivered by the Company to Parent or the Merger Subs pursuant to this Agreement, none of Parent or the Merger Subs or any of their respective Affiliates or Representatives is relying on any other representation or warranty of the Company or any other Person made outside of Section 2 or such certificates, including regarding the accuracy or completeness of any such other representations or warranties or the omission of any material information, whether express or implied.

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Section 4.                ADDITIONAL AGREEMENTS OF THE PARTIES

4.1            Stockholder Written Consent; Information Statement. Immediately after the execution of this Agreement (and in any event prior to the Closing on the date of this Agreement), the Company shall deliver to Parent the Stockholder Written Consent. Prior to the date of this Agreement, the Company shall have prepared (and shall have provided Parent with a reasonable opportunity to review and comment on) an information statement to be distributed to the Company Stockholders (the “Information Statement”), which Information Statement (i) provides notice of the adoption of this Agreement and the approval of the matters set forth in the Stockholder Written Consent to the Company Stockholders who have not executed the Stockholder Written Consent, pursuant to and in accordance with applicable Law, and (ii) provides the requisite notice of appraisal rights under the DGCL. As soon as practicable following the execution of this Agreement, and in any event no later than the issuance by Parent of a press release announcing this Agreement or the transactions contemplated hereby, the Company shall distribute the Information Statement to the Company Stockholders who have not executed the Stockholder Written Consent. The Company shall not include in the Information Statement or in any other materials to be submitted to the Company Stockholders in connection with the solicitation of their approval of the Merger, this Agreement and the Contemplated Transactions any non-public information with respect to Parent or its Affiliates, unless such Company Stockholders shall have agreed to maintain the confidentiality of such information pursuant to terms consented to in writing by Parent and Parent has provided its prior written consent to the disclosure (including the form and substance) of such non-public information (which consent shall not be unreasonably withheld by Parent).

4.2            Parent Stockholders’ Meeting.

(a)            As promptly as practicable following the execution of this Agreement, Parent shall take all action necessary under applicable Law to call, give notice of and hold a meeting of the holders of Parent Common Stock (such meeting, the “Parent Stockholders’ Meeting”) for the purpose of seeking:

(i)            approval of the Preferred Stock Conversion Proposal; and

(ii)           approval of an amendment to Parent’s certificate of incorporation to increase the number of authorized shares of Parent Common Stock to such amount as determined by the Parent Board following the Closing (the “Charter Amendment Proposal”) (the matters contemplated by Section 4.2(a)(i)-(ii) are referred to as the “Parent Stockholder Matters”).

(b)            Parent agrees to use reasonable best efforts to call and hold the Parent Stockholders’ Meeting as soon as practicable after the date hereof, and in any event on or before the date that is ninety (90) days after the date hereof. If the approval of the Parent Stockholder Matters is not obtained at the Parent Stockholders’ Meeting or, if on a date preceding the Parent Stockholders’ Meeting, Parent reasonably believes that (i) it will not receive proxies sufficient to obtain the Required Parent Stockholder Vote, whether or not quorum would be present or (ii) it will not have sufficient shares of Parent Common Stock represented (whether in person or by proxy) to constitute a quorum necessary to conduct the business of the Parent Stockholders’ Meeting, then, in each case, Parent will use its reasonable best efforts to adjourn the Parent Stockholders’ Meeting one or more times to a date or dates no more than thirty (30) days after the scheduled date for such meeting, and to obtain such approvals at such time. If the Parent Stockholders’ Meeting is not so adjourned, and/or if the approval of the Parent Stockholder Matters is not then obtained, Parent will use its reasonable best efforts to obtain such approvals as soon as practicable thereafter, and in any event to obtain such approvals at the next occurring annual meeting of the stockholders of Parent or, if such annual meeting is not scheduled to be held within six (6) months after the Parent Stockholders’ Meeting, a special meeting of the stockholders of Parent to be held within six (6) months after the Parent Stockholders’ Meeting. Parent will hold an annual meeting or special meeting of its stockholders, at which a vote of the stockholders of Parent to approve the Parent Stockholder Matters will be solicited and taken, at least once every six (6) months until Parent obtains approval of the Parent Stockholder Matters.

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(c)            Parent agrees that: (i) the Parent Board shall recommend that the holders of Parent Common Stock vote to approve the Parent Stockholder Matters and shall use its reasonable best efforts to solicit and obtain such approval within the time frames set forth in Section 4.2(b), and (ii) the Proxy Statement shall include a statement to the effect that the Parent Board recommends that the Parent’s stockholders vote to approve the Parent Stockholder Matters. The Company and Parent acknowledge that, under the Nasdaq Stock Market Rules, the Parent Common Stock Payment Shares and the Parent Preferred Stock Payment Shares will not be entitled to vote on the Preferred Stock Conversion Proposal.

4.3            Proxy Statement.

(a)            As promptly as practicable after the Closing Date, Parent shall prepare and file with the SEC a proxy statement relating to the Parent Stockholders’ Meeting to be held in connection with the Parent Stockholder Matters (together with any amendments thereof or supplements thereto, the “Proxy Statement”). Parent shall use its commercially reasonable efforts to (i) cause the Proxy Statement to comply with applicable rules and regulations promulgated by the SEC and (ii) respond promptly to any comments or requests of the SEC or its staff related to the Proxy Statement.

(b)            Parent covenants and agrees that the Proxy Statement (and the letters to stockholders, notice of meeting and form of proxy included therewith) will (i) comply as to form in all material respects with the requirements of applicable U.S. federal securities Laws and the DGCL, and (ii) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(c)            Parent shall use commercially reasonable efforts to cause the Proxy Statement to be mailed to Parent’s stockholders as promptly as practicable after the Proxy Statement has been filed with the SEC and either (i) the SEC has indicated that it does not intend to review the Proxy Statement or that its review of the Proxy Statement has been completed or (ii) at least ten (10) days shall have passed since the Proxy Statement was filed with the SEC without receiving any correspondence from the SEC commenting upon, or indicating that it intends to review, the Proxy Statement, all in compliance with applicable U.S. federal securities Laws and the DGCL. If the Company, Parent, First Merger Sub, Second Merger Sub or the Surviving Entity become aware of any event or information that, pursuant to the Securities Act or the Exchange Act, should be disclosed in an amendment or supplement to the Proxy Statement, as the case may be, then such Party, as the case may be, shall promptly inform the other Parties thereof and shall cooperate with such other Parties in Parent filing such amendment or supplement with the SEC and, if appropriate, in mailing such amendment or supplement to the Parent stockholders.

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4.4            Reservation of Parent Common Stock; Issuance of Shares of Parent Common Stock. For as long as any Parent Preferred Stock Payment Shares remain outstanding, Parent shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Parent Common Stock or shares of Parent Common Stock held in treasury by Parent, for the purpose of effecting the conversion of the Parent Preferred Stock Payment Shares, the full number of shares of Parent Common Stock then issuable upon the conversion of all Parent Preferred Stock Payment Shares then outstanding. All shares of Parent Common Stock delivered upon conversion of the Parent Preferred Stock Payment Shares shall be newly issued shares or shares held in treasury by Parent, shall have been duly authorized and validly issued and shall be fully paid and nonassessable, and shall be free from preemptive rights and free of any Encumbrance.

4.5            Employee, Consultant and Other Independent Contractor Matters.

(a)            Prior to the Closing, the Company and its Subsidiaries have taken all action necessary to terminate the employment of all employees of the Company and/or its Subsidiaries, and the Company or any of its Subsidiaries shall have entered into a separation agreement with each employee of the Company and/or its Subsidiaries whose employment shall have been terminated by the Company or any of its Subsidiaries pursuant to this Section 4.5(a) and to whom the Company or any of its Subsidiaries shall have agreed to pay or provide any post-termination severance pay or benefits, which separation agreement shall include a general release granted by such employee in favor of the Company and its Subsidiaries. Prior to the Closing, the Company or any of its Subsidiaries shall make payment or otherwise satisfy in full (i) any and all compensation and benefits to which any and all employees and/or former employees of the Company or any of its Subsidiaries are or will be entitled to in connection with their employment with the Company or any of its Subsidiaries and (ii) any and all post-termination severance pay and benefits to which any employees and/or former employees of the Company or any of its Subsidiaries are or will be entitled to in connection with and following the termination of their employment with the Company or any of its Subsidiaries. Any and all of such compensation and benefits and such post-termination severance pay and benefits that the Company or any of its Subsidiaries is required to pay or otherwise satisfy in full prior to the Closing pursuant to the foregoing provisions of this Section 4.5(a) shall constitute Company Liabilities of the Company to be taken into account for purposes of calculating the Company Net Cash if and to the extent that the Company or any of its Subsidiaries does not pay or otherwise satisfy in full such compensation and benefits and such post-termination severance pay and benefits as required pursuant to this Section 4.5(a).

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(b)            Prior to the Closing, the Company and its Subsidiaries have taken all action necessary to terminate each Company Benefit Plan. Prior to the Closing, the Company or any of its Subsidiaries shall make payment or otherwise satisfy in full any and all amounts payable and other liabilities or obligations of the Company or any of its Subsidiaries in connection with the termination of such Company Benefit Plans. Any and all of such amounts payable and other liabilities or obligations that the Company or any of its Subsidiaries is required to pay or otherwise satisfy in full prior to the Closing pursuant to the to the foregoing provisions of this Section 4.5(b) shall constitute Company Liabilities of the Company to be taken into account for purposes of calculating the Company Net Cash if and to the extent that the Company or any of its Subsidiaries does not pay or otherwise satisfy in full such amounts payable and other liabilities or obligations as required pursuant to this Section 4.5(b).

(c)            Prior to the Closing, the Company and its Subsidiaries have taken all action necessary to terminate the relationship with the Company or any of its Subsidiaries of each consultant and each other independent contractor of the Company or any of its Subsidiaries, and each Contract between the Company or any of its Subsidiaries, on the one hand, and any such consultant or other independent contractor, on the other hand . Prior to the Closing, the Company or any of its Subsidiaries shall make payment or otherwise satisfy in full (i) any and all compensation, other amounts payable, and other liabilities or obligations that the Company or any of its Subsidiaries is or will be required to pay, perform or otherwise satisfy with respect to any and all current or former consultants and/or other independent contractors of the Company or any of its Subsidiaries pursuant to, or in connection with, their relationship or Contract with the Company or any of its Subsidiaries, and (ii) any and all compensation, other amounts payable, and other liabilities or obligations that the Company or any of its Subsidiaries is or will be required to pay, perform or otherwise satisfy with respect to any and all current or former consultants and/or independent contractors of the Company or any of its Subsidiaries in connection with, following, or with respect to any period after, the termination of their relationship or Contract with the Company or any of its Subsidiaries; provided, however, that the foregoing clauses (i) and (ii) of this sentence shall not be applicable with respect to any and all compensation, other amounts payable, and other liabilities or obligations that the Company or any of its Subsidiaries is or will be required to pay, perform or otherwise satisfy with respect to any of the Continuing Independent Contractors, but only if and to the extent that (1) the relationship and Contract of any such applicable Continuing Independent Contractor with the Company and/or its Subsidiaries are not terminated at or prior to the Closing and (2) such compensation, other amounts payable and other liabilities or obligations that the Company or any of its Subsidiaries is or will be required to pay, perform or otherwise satisfy with respect to any such applicable Continuing Independent Contractor, including, without limitation, pursuant to the Contract between the Company or any of its Subsidiaries, on the one hand, and any such applicable Continuing Independent Contractor, on the other hand, only accrue(s) during, and only relate(s) to, any period after the Closing. Any and all of the compensation, other amounts payable, and other liabilities or obligations that the Company or any of its Subsidiaries is or will be required to pay, perform or otherwise satisfy in full prior to the Closing pursuant to the foregoing provisions of this Section 4.5(c) shall constitute Company Liabilities of the Company to be taken into account for purposes of calculating the Company Net Cash if and to the extent that the Company or any of its Subsidiaries does not pay, perform or otherwise satisfy in full such compensation, other amounts payable, and other liabilities or obligations of the Company or any of its Subsidiaries as required pursuant to this Section 4.5(c).

(d)            The provisions of this Section 4.5 are for the sole benefit of Parent and the Company and no provision of this Agreement shall (i) create any third-party beneficiary or other rights of any Person, including rights in respect of any benefits that may be provided, directly or indirectly, under any Company Benefit Plan or rights to continued employment, service or other relationship with the Company or the Parent (or any Subsidiary of either), (ii) be construed as an amendment, waiver or creation of or limitation on the ability to terminate any Company Benefit Plan, or (iii) limit the ability of the Parent to terminate the relationship of any Continuing Independent Contractor.

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4.6            Indemnification of Officers and Directors.

(a)            From the First Effective Time through the sixth anniversary of the date on which the First Effective Time occurs, the Parent will cause the Surviving Entity to perform its indemnification obligations to each person who is now, or has been at any time prior to the date hereof, or who becomes prior to the First Effective Time, a director or officer of the Company (the “D&O Indemnified Parties”), pursuant to the terms of the Organizational Documents of the Company and the Contracts set forth on Schedule 4.6(a) as in effect on the date of this Agreement, with respect to claims arising out of matters occurring at or prior to the First Effective Time.

(b)            Prior to the First Effective Time, the Company shall purchase an extended reporting period endorsement under the Company’s existing directors’ and officers’ liability insurance coverage in a form acceptable to Parent that shall provide the members of the Company Board and the Company’s officers with coverage for six (6) years following the First Effective Time of not less than the existing coverage and have other terms not materially less favorable to the insured persons than the Company’s directors’ and officers’ liability insurance coverage presently maintained by the Company (the “D&O Tail Policy”).

(c)            The provisions of this Section 4.6 are intended to be in addition to the rights otherwise available to the current and former officers and directors of the Company by Law, charter, statute, bylaw or agreement, and shall operate for the benefit of, and shall be enforceable by, each of the D&O Indemnified Parties, their heirs and their representatives.

(d)            In the event Parent or the Surviving Entity or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Entity, as the case may be, shall succeed to the obligations set forth in this Section 4.6.

4.7            Additional Agreements. The Parties shall use reasonable best efforts to cause to be taken all actions necessary to consummate the Contemplated Transactions. Without limiting the generality of the foregoing, each Party to this Agreement: (a) shall make all filings and other submissions (if any) and give all notices (if any) required to be made and given by such Party in connection with the Contemplated Transactions; (b) shall use reasonable best efforts to obtain each Consent (if any) reasonably required to be obtained (pursuant to any applicable Law or Contract, or otherwise) by such Party in connection with the Contemplated Transactions or for such Contract to remain in full force and effect; (c) shall use reasonable best efforts to lift any injunction prohibiting, or any other legal bar to, the Contemplated Transactions; and (d) shall use reasonable best efforts to satisfy the conditions precedent to the consummation of this Agreement.

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4.8            Confidentiality Obligations; Release of Claims. By executing and delivering a Letter of Transmittal, each Company Stockholder is agreeing, among other things, (i) not to disclose or use, after the Closing, any confidential information of the Company, the Surviving Entity, or any of their respective Subsidiaries that is disclosed to the Company Stockholders by or on behalf of the Company at any time prior to the Closing, in each case in connection with the Company or its business (and may include third party confidential information disclosed to the Company in respect of which the Company is subject to obligations of confidentiality to the applicable third party) or the transactions contemplated by this Agreement (the “Confidential Information”) and (ii) to grant a general release of any and all claims that such Company Stockholder or any of its Affiliates and other related parties may have against the Company, the Surviving Entity, Parent and their respective Affiliates in such Company Stockholder’s capacity as a holder of Company Common Stock. The specific terms and conditions of such non-disclosure and non-use obligation and the specific terms and conditions of such general release of claims are set forth in the form of Letter of Transmittal attached to this Agreement as Exhibit B. Notwithstanding the foregoing, with respect to each Company Stockholder, Confidential Information shall not include information that is (a) available to the public other than as a result of a breach of this Section 4.8, (b) hereafter furnished to such Company Stockholder by a third party who, to such Company Stockholder’s knowledge, is not under an obligation of confidentiality to the Company, the Surviving Entity, Parent or any of their respective Subsidiaries with respect to such information, (c) hereafter independently developed by such Company Stockholder without reference to or reliance upon Confidential Information and without any breach of this Agreement (including, without limitation, this Section 4.8) or the Letter of Transmittal, or (d) in such Company Stockholder’s possession free of obligations of confidentiality at the time such Confidential Information was disclosed to such Company Stockholder. Notwithstanding the foregoing, the Company Stockholder may disclose such confidential information as required by Law or requested by or in such Company Stockholder’s ordinary course reporting to or examinations or similar processes by, any Governmental Body, stock exchange, regulatory or self-regulatory organization. In the event that a Company Stockholder is requested or required to produce Confidential Information in any Legal Proceeding or is otherwise required by Law to disclose any such Confidential Information, such Company Stockholder shall give Parent reasonable prior notice of the request or requirement, to the extent legally permissible, so that Parent or the Surviving Entity may seek (at Parent’s sole expense) an appropriate protective order or waive compliance with the provisions of this Section 4.8; provided, that such Company Stockholder, its Affiliates and their respective representatives shall not be required to give notice to Parent, and shall not be prohibited from disclosing Confidential Information, including the identification of such Company Stockholder’s investments and the value of such Company Stockholder’s security holdings, in accordance with applicable investment reporting and disclosure regulations or practices or, to the extent such request, requirements, or disclosure regulations or practices originate from any Governmental Body, stock exchange, regulatory or self-regulatory organization and occur in the course of an examination or inspection of the business or operations of such Company Stockholder or its Affiliates. Each Company Stockholder’s confidentiality and non-use obligations under this Agreement and/or the Letter of Transmittal shall terminate on the first anniversary of the Closing Date, except with respect to any Confidential Information that constitutes trade secrets of the Company which will continue to be subject to such confidentiality and non-use obligations until such trade secrets cease to be trade secrets. In addition, Parent and the Company acknowledge and agree that no Confidential Information constitutes material non-public information of Parent. In addition, in no event shall each Company Stockholder’s confidentiality and non-use obligations in this Agreement or the Letter of Transmittal or in any other ancillary agreements to this Agreement or the Letter of Transmittal in any manner be deemed or construed as limiting such Company Stockholder’s or its Affiliates’ ability to trade any publicly-listed or any other security; provided, however, that the foregoing provisions of this sentence shall in no event be construed to limit the right of the Surviving Entity or Parent from recovering against any Company Stockholder any damages suffered or incurred by the Surviving Entity, Parent or any of their respective Affiliates in connection with any claim by a third party or governmental entity or authority arising from any breach by such Company Stockholder of any such confidentiality and/or non-use obligations of such Company Stockholder.

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4.9            Listing. Parent shall use its reasonable best efforts to prepare and submit to Nasdaq a notification form for the listing of the shares of Parent Common Stock Payment Shares and the Parent Common Stock to be issued upon conversion of the Parent Preferred Stock Payment Shares to be issued in connection with the Contemplated Transactions, to cause such shares to be approved for listing (subject to official notice of issuance) (the “Nasdaq Listing Application”) and to cause such Nasdaq Listing Application to be conditionally approved prior to the First Effective Time. The Parties will use reasonable best efforts to coordinate with respect to compliance with Nasdaq rules and regulations. Each Party will promptly inform the other Party of all verbal or written communications between Nasdaq and such Party or its Representatives. The Company will cooperate with Parent as reasonably requested by Parent with respect to the Nasdaq Listing Application and promptly furnish to Parent all information concerning the Company and the Company Equityholders that may be required or reasonably requested in connection with any action contemplated by this Section 4.9.

4.10          Tax Matters.

(a)            For United States federal income Tax purposes, (i) the Parties intend that the First Merger and the Second Merger, taken together, constitute an integrated transaction described in Rev. Rul. 2001-46, 2001-2 C.B. 321 that qualifies as a “reorganization” within the meaning of Section 368(a) of the Code (the “Intended Tax Treatment”), and (ii) this Agreement is intended to be, and is hereby adopted as, a “plan of reorganization” for purposes of Sections 354 and 361 of the Code and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a), to which the Parent, Merger Subs and the Company are parties under Section 368(b) of the Code. The Parties shall treat and shall not take any tax reporting position (including during the course of any audit, litigation or other proceeding with respect to Taxes) inconsistent with the treatment of the Merger as a reorganization within the meaning of Section 368(a) of the Code for U.S. federal, state and other relevant Tax purposes, unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code or unless applicable facts and circumstances (including the amount and composition of any Contingent Merger Consideration) preclude the Intended Tax Treatment.

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(b)            The Parties shall (and shall cause their Affiliates to) use their respective reasonable best efforts to (i) cause the Merger to qualify, and will not take any action or cause any action to be taken, or fail to take or cause to be taken any action, which action or failure to act would reasonably be expected to prevent the Merger from qualifying, for the Intended Tax Treatment (other than actions expressly contemplated or required by this Agreement); (ii) assist in the preparation and timely filing of any Tax Return of the Company or any of its Subsidiaries for a Pre-Closing Tax Period; (iii) assist in any Legal Proceeding with respect to Taxes or Tax Returns of the Company or any of its Subsidiaries for a Pre-Closing Tax Period (whether or not a Tax Contest); and (iii) make available any information, records, or other documents relating to any Taxes or Tax Returns of the Company or any of its Subsidiaries for a Pre-Closing Tax Period (including copies of Tax Returns and related work papers) for a Pre-Closing Tax Period. Parent, the Surviving Entity and their Subsidiaries shall retain, and will cause their Affiliates to retain, for the full period of any statute of limitations all documents and other information which may be relevant for the filing of any Tax Return of the Company or any of its Subsidiaries for a Pre-Closing Tax Period or for any Legal Proceedings relating to Taxes of the Company or any of its Subsidiaries for a Pre-Closing Tax Period.

(c)            To the extent permissible under applicable Laws, the Parties agree to utilize the following conventions for determining the amount of Taxes attributable to the portion of any Straddle Period ending on the Closing Date: (i) in the case of property Taxes and other similar Taxes imposed on a periodic basis, the amount attributable to the portion of the Straddle Period ending on the Closing Date shall equal the Taxes for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of calendar days in the portion of the period ending on the Closing Date and the denominator of which is the number of calendar days in the entire Straddle Period; and (ii) in the case of all other Taxes (including income Taxes, sales Taxes, employment Taxes, withholding Taxes), the amount attributable to the portion of the Straddle Period ending on the Closing Date shall be determined as if the Company or its applicable Subsidiary filed a separate Tax Return with respect to such Taxes for the portion of the Straddle Period ending as of the end of the day on the Closing Date using a “closing of the books methodology”.

(d)

(i)            The Surviving Entity, at the cost and expense of the Surviving Entity, shall prepare, or cause to be prepared, and shall timely file, or cause to be filed, any IRS Form 1120 (or similar form for state and local Tax purposes) for the Company and its Subsidiaries for a Pre-Closing Tax Period (a “Pre-Closing Tax Period Return”). Such Pre-Closing Tax Period Returns shall be prepared on a basis consistent with existing procedures and practices and accounting methods. At least thirty (30) days prior to the due date of any Pre-Closing Tax Period Return due after the Closing Date that needs to be signed by the Surviving Entity or any of its Subsidiaries, Parent or the Surviving Entity shall submit such Pre-Closing Tax Period Return to the Stockholder Representative for its review and approval (which approval shall not be unreasonably withheld, delayed or conditioned), and Parent shall cause the Surviving Entity or its applicable Subsidiary to sign and timely file the such Pre-Closing Tax Period Return in the form so approved by the Stockholder Representative.

(ii)           Parent shall not, and shall not allow the Surviving Entity or its Subsidiaries to, amend any Tax Return of the Company or its Subsidiaries for a Pre-Closing Tax Period or otherwise initiate (or otherwise participate in) any other Stockholder Approved Tax Matter without the prior written permission of the Stockholder Representative (which shall not be unreasonably withheld, delayed or conditioned) if such Stockholder Approved Tax Matter would increase the Tax liability of any Company Stockholder.

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(e)

(i)            If any Governmental Body issues to Parent, the Surviving Entity, the Company or any of their Affiliates (A) a notice of its intent to any Legal Proceeding with respect to a Tax Return or Taxes of the Company or its Subsidiaries for any Pre-Closing Tax Period or (B) a notice of deficiency for Taxes for any such period, Parent shall notify the Stockholder Representative of its receipt of such communication from the Governmental Body within ten (10) days of receipt and provide the Stockholder Representative with copies of all correspondence and other documents received from the Governmental Body. The Stockholder Representative, at the sole cost and expense of the Company Stockholders, shall have the right to control (including the settlement or resolution thereof in accordance with the terms of this Agreement and the selection of counsel) or participate in any Legal Proceeding in respect of any Taxes or Tax Returns of the Company and its Subsidiaries (a “Tax Contest”) that relates to a Pre-Closing Tax Period and for which any Company Stockholder may be liable for any Tax liability resulting from such Tax Contest; moreover, if any Company Stockholder would be liable for any Tax liability resulting from such Tax Contest, Parent shall not, and shall cause the Surviving Entity and its Subsidiaries not to, settle, resolve or abandon such Tax Contest (whether or not the Stockholder Representative participates in or controls such Tax Contest) without the prior written permission of the Stockholder Representative (which shall not be unreasonably withheld, delayed or conditioned).

(ii)           If the Stockholder Representative exercises its right to control a Tax Contest for a Pre-Closing Tax Period and for which any Company Stockholder may be liable for any Tax liability resulting from such Tax Contest, (A) the Stockholder Representative shall notify Parent of such exercise; (B) Parent shall promptly complete and execute, and promptly cause the Surviving Entity or its applicable Subsidiary to complete and execute, any powers of attorney or other documents and take other reasonable actions that the Stockholder Representative requests to allow the Stockholder Representative to control such Tax Contest; (C) prior to the Stockholder Representative taking control, Parent shall, and shall cause the Surviving Entity or its applicable Subsidiary to control such Tax Contest diligently and in good faith and after the Stockholder Representative takes control, the Stockholder Representative shall control such Tax Contest in good faith; and (D) while it controls a Tax Contest, the Stockholder Representative shall (1) keep Parent reasonably informed regarding the status of such Tax Contest; (2) allow Parent or the Surviving Entity, at Parent’s sole cost and expense, to participate in such Tax Contest; and (3) not settle, resolve or abandon any such Tax Contest if such settlement, resolution or abandonment would result in any of Parent, the Surviving Entity and their respective Subsidiaries, successors and permitted assigns incurring any material Tax that Parent, the Surviving Entity and their Subsidiaries are not obligated to pay or indemnify under this Agreement without the prior written consent of Parent (which shall not be unreasonably withheld, delayed or conditioned).

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(iii)          If the Stockholder Representative does not exercise its right to control a Tax Contest for a Pre-Closing Tax Period and for which any Company Stockholder may be liable for any Tax liability resulting from such Tax Contest but the Stockholder Representative exercises its right to participate in such Tax Contest, (A) the Stockholder Representative shall notify Parent of such exercise; (B) Parent shall control, or cause the Surviving Entity or its applicable Subsidiary to control, such Tax Contest diligently and in good faith; (C) Parent shall (and shall cause the Surviving Entity or its applicable Subsidiary to) promptly take all actions necessary to allow the Stockholder Representative (and its counsel) to fully participate in such Tax Contest; and (D) if requested by the Stockholder Representative, Parent shall settle (or cause the Surviving Entity or its applicable Subsidiary to settle) the Tax Contest on terms acceptable to the Governmental Body and the Stockholder Representative; provided, however, that such settlement will not result in any of Parent, the Surviving Entity, and their respective Subsidiaries, successors and permitted assigns incurring any material Tax that Parent, the Surviving Entity and their Subsidiaries are not required to pay under this Agreement.

(iv)          If the Stockholder Representative does not exercise (whether by election or otherwise) its right to control or participate in a Tax Contest that relates to a Pre-Closing Tax Period and for which any Company Stockholder may be liable for any Tax liability resulting from such Tax Contest, (A) Parent shall control, or cause the Surviving Entity or its applicable Subsidiary to control such Tax Contest diligently and in good faith; (B) Parent shall keep the Stockholder Representative reasonably informed regarding the status of such Tax Contest; and (C) if requested by the Stockholder Representative, Parent shall settle (or cause the Surviving Entity or its applicable Subsidiary to settle) the Tax Contest on terms acceptable to the applicable Governmental Body and the Stockholder Representative; provided, however, that such settlement will not result in any of Parent, the Surviving Entity and their respective Subsidiaries, successors and permitted assigns incurring any material Taxes that Parent, the Surviving Entity and their Subsidiaries are not required to pay under this Agreement.

(f)            All refunds of Taxes of the Company and its Subsidiaries for any Pre-Closing Tax Period (whether in the form of cash received or a credit or offset against Taxes otherwise payable) shall be for the benefit of the Company Stockholders; provided, that nothing in this Section 4.10(f) shall require that Parent make any payment with respect to any refund for a Tax that is reflected in the Company Net Cash, as finally determined. To the extent that Parent, the Surviving Entity or any of their respective Subsidiaries receives a refund that is for the benefit of any Company Stockholder, Parent shall deposit (or shall cause to be deposited) with a disbursement or paying agent selected by Parent (for further distribution to the Company Stockholders) the amount of such refund (and interest received from the Governmental Body with respect to such refund). Notwithstanding anything express or implied in this Agreement to the contrary, all of the fees or other amounts paid or payable by Parent to such disbursement or paying agent and all other out-of-pocket costs and expenses incurred by Parent in connection with the engagement and appointment of such disbursement or paying agent (including, without limitation, the legal fees incurred by Parent in connection with the negotiation, execution and delivery of any agreement that provides for the engagement or appointment of such disbursement or paying agent) shall be charged to and paid by the Company Stockholders on a pro rata basis, and Parent may satisfy such payment obligation of the Company Stockholders by setting off such payment obligation of the Company Stockholders against the amount of such refund, any Merger Consideration that Parent would otherwise be required to pay or provide to the Company Stockholders pursuant to this Agreement or by seeking recourse (in the form of a cash payment or other form of recourse) directly from the Company Stockholders. The amount due to the Company Stockholders shall be payable within ninety (90) days after receipt of the refund from the applicable Governmental Body (or, if the refund is in the form of credit or offset, within ninety (90) days after the due date of the Tax Return claiming such credit or offset). Parent shall, and shall cause its Affiliates, to take all commercially reasonable actions necessary, or requested by the Stockholder Representative, to timely claim any refunds that will give rise to a payment under this Section 4.10(f).

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4.11          Legends. Parent shall be entitled to place appropriate legends, including the legend set forth in Section 4.16, on the book entries and/or certificates evidencing any shares of Parent Common Stock or Parent Convertible Preferred Stock to be received in the Merger and to issue appropriate stop transfer instructions to the transfer agent for the Parent Common Stock and Parent Convertible Preferred Stock with respect to the shares of Parent Common Stock and Parent Convertible Preferred Stock to be received in the Merger. At the request of a Company Stockholder who is eligible to sell all of the shares of Parent Common Stock received by such Company Stockholder in connection with the Merger pursuant to, and in compliance with, Rules 144 and 145 under the Securities Act without any limitations as to volume or manner of sale pursuant to Rule 144, Parent shall instruct the transfer agent for the Parent Common Stock to remove such legends from such Company Stockholder’s shares of Parent Common Stock received in connection with the Merger, subject to the receipt by Parent and/or such transfer agent of any representation or documents from or other information regarding such Company Stockholder as Parent and/or such transfer agent may reasonably request.

4.12          Directors and Officers. The Parties shall use reasonable best efforts and take all necessary action so that immediately after the First Effective Time (a) the Parent Board shall be comprised of ten (10) members, and (b) two (2) of such members shall be Patricia Martin and Christian Richard (each to serve in such position effective as of the Second Effective Time until his or her successor is duly appointed and qualified).

4.13          Section 16 Matters. Prior to the First Effective Time, Parent and the Company shall take all such steps as may be required (to the extent permitted under applicable Laws) to cause any acquisitions of Parent Common Stock or Parent Convertible Preferred Stock in connection with the Contemplated Transactions by each individual who is reasonably expected to become subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Parent to be exempt under Rule 16b-3 promulgated under the Exchange Act.

4.14          Cooperation. Each Party shall cooperate reasonably with the other Party and shall provide the other Party with such assistance as may be reasonably requested for the purpose of facilitating the performance by each Party of its respective obligations under this Agreement and to enable the combined entity to continue to meet its obligations following the First Effective Time.

4.15          Takeover Statutes. If any Takeover Statute is or may become applicable to the Contemplated Transactions, then, prior to the Closing, each of the Company, the Company Board, Parent and the Parent Board, as applicable, shall grant such approvals and take such actions as are necessary so that the Contemplated Transactions may be consummated on the terms contemplated by this Agreement and otherwise shall act to eliminate or minimize the effects of such statute or regulation on the Contemplated Transactions.

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4.16          Private Placement. Prior to the Closing, each of the Company and Parent have taken all reasonably necessary action on its part such that the issuance of Parent Common Stock Payment Shares, Parent Preferred Stock Payment Shares and the Holdback Shares pursuant to this Agreement constitutes a transaction exempt from registration under the Securities Act in compliance with Rule 506 of Regulation D promulgated thereunder. Each certificate and/or book-entry share representing Parent Common Stock or Parent Convertible Preferred Stock comprising a portion of the Merger Consideration shall, until such time that such shares are not so restricted under the Securities Act, bear a legend identical or similar in effect to the following legend (together with any other legend or legends required by applicable state securities applicable Law or otherwise, if any):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

Section 5.                CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PARTY

The obligations of each Party to effect the Merger and otherwise consummate the Contemplated Transactions to be consummated at the Closing are subject to the satisfaction or, to the extent permitted by applicable Law, the written waiver by each of the Parties, at or prior to the Closing Date, of each of the following conditions:

5.1            No Restraints. No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Contemplated Transactions shall have been issued by any court of competent jurisdiction or other Governmental Body of competent jurisdiction and remain in effect and there shall not be any Law which has the effect of making the consummation of the Contemplated Transactions illegal.

5.2            Listing. The Nasdaq Listing Application shall have been conditionally approved pursuant to Section 4.9.

5.3            Required Company Stockholder Vote. The Company shall have obtained the Required Company Stockholder Vote.

5.4            Minimum Estimated Company Net Cash. The Estimated Company Net Cash, as set forth in the Estimated Company Net Cash Certificate, is greater than or equal to $44,928,745.30.

5.5            Certificate of Designation. Parent shall have filed the Certificate of Designation with the Secretary of State of the State of Delaware pursuant to Section 1.4(a).

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Section 6.                CLOSING DELIVERIES OF THE COMPANY

The obligations of Parent and Merger Subs to effect the Merger and otherwise consummate the Contemplated Transactions to be consummated at the Closing are subject to the satisfaction or the written waiver by Parent, at or prior to the Closing, of each of the following conditions:

6.1            Documents. Parent shall have received the following documents, each of which shall be in full force and effect:

(a)            the Allocation Certificate;

(b)            the Net Cash Certificate;

(c)            the Stockholder Written Consent duly executed by not less than the Company Stockholders necessary for the Required Company Stockholder Vote, which shall be in full force and effect;

(d)            a written resignation, in a form reasonably satisfactory to Parent, dated as of the Closing Date and effective as of the Closing, executed by each of the directors and officers of the Company;

(e)            a certificate of the Company executed by the Co-Chief Executive Officer of the Company, reasonably satisfactory to Parent and dated as of the Closing Date, certifying: (A) the Company Board Approval and the Stockholder Written Consent, (B) the Organizational Documents of the Company, and (C) the name, title, incumbency and signatures of the officers authorized to execute this Agreement;

(f)            a good standing certificate for the Company and each of its Subsidiaries issued by the Secretary of State of the State of Delaware, dated no earlier than two (2) Business Days prior to the Closing Date;

(g)            evidence reasonably satisfactory to Parent that (i) all of the employees of the Company and its Subsidiaries have been terminated in accordance with Section 4.5(a), (ii) all of those employees of the Company and its Subsidiaries terminated by the Company pursuant to Section 4.5(a) to whom the Company or any of its Subsidiaries has agreed to pay or provide post-termination severance pay or benefits in connection with such termination shall have entered into or agreed to a general release of claims in favor of the Company and its Subsidiaries in form and substance reasonably satisfactory to Parent, (iii) the Company Benefit Plans have been terminated in accordance with Section 4.5(b), and (iv) all of the consultants and other independent contractors of the Company and its Subsidiaries have been terminated in accordance with Section 4.5(c).

(h)            evidence reasonably satisfactory to Parent that all Investor Agreements have been terminated immediately prior to the First Effective Time;

(i)             evidence in form and substance reasonably satisfactory to Parent that the Company has obtained the D&O Tail Policy;

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(j)             a counterpart signature to the Registration Rights Agreement executed by Company Stockholders; and

(k)            one or more memory sticks containing a complete and accurate copy of the Data Room as it existed on the Closing Date, which may be sent after the Closing Date (not later than five (5) Business Days after the date on which Parent delivers instructions regarding the Persons and addresses to whom it or they should be mailed).

6.2            FIRPTA Certificate. Parent shall have received (i) an original signed statement from the Company that the Company is not, and has not been at any time during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code, a “United States real property holding corporation,” as defined in Section 897(c)(2) of the Code, conforming to the requirements of Treasury Regulations Section 1.1445-2(c)(3) and 1.897-2(h), and (ii) an original signed notice to be delivered to the IRS in accordance with the provisions of Treasury Regulations Section 1.897-2(h)(2), together with written authorization for Parent to deliver such notice to the IRS on behalf of the Company following the Closing, each dated as of the Closing Date, duly executed by an authorized officer of the Company, and in form and substance reasonably acceptable to Parent.

Section 7.                CLOSING DELIVERIES OF PARENT

The obligations of the Company to effect the Merger and otherwise consummate the Contemplated Transaction to be consummated at the Closing are subject to the satisfaction or the written waiver by the Company, at or prior to the Closing, of each of the following conditions:

7.1            Documents. The Company shall have received the following documents, each of which shall be in full force and effect:

(a)            certified copies of the resolutions duly adopted by the Parent Board and in full force and effect as of the Closing authorizing the appointment Patricia Martin and Christian Richard as directors of Parent in accordance with Section 4.12.

Section 8.                INDEMNIFICATION

8.1            Survival.

(a)            Company Representations. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained in Section 2 of this Agreement or in any certificate, document or instrument delivered by or on behalf of the Company pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement and the Closing, any investigation by or on behalf of Parent or the Merger Subs, the First Effective Time, and the Second Effective Time for a period of twelve (12) months after the Closing Date; provided, that the Company Fundamental Representations (other than Section 2.6) shall survive for a period of three (3) years after the Closing Date; provided, further, that the representations and warranties set forth in Section 2.6 shall survive for a period of five (5) years after the Closing Date.

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(b)            Parent and Merger Subs Representations. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained in Section 3 of this Agreement or in any certificate, document or instrument delivered by or on behalf of Parent or the Merger Subs pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement and the Closing, any investigation by or on behalf of the Company, the First Effective Time, and the Second Effective Time for a period of twelve (12) months after the Closing Date; provided, that the Parent Fundamental Representations shall survive for a period of three (3) years after the Closing Date.

(c)            Covenants. The respective covenants and agreements of the Company, the Company Equityholders, the Stockholder Representative, Parent, and Merger Subs contained in this Agreement shall survive the Closing in accordance with their terms until sixty (60) days following the expiration of any applicable statute of limitations, after which time no further claims or actions can be made or asserted in connection therewith.

(d)            Certain Specified Indemnities. The indemnification obligations of the Company Stockholders with respect to the matters set forth in Section 8.2(a)(iii) and Section 8.2(a)(v) shall survive for a period of five (5) years after the Closing Date.

(e)            Effect of Survival; Exception for Fraud. The survival periods set forth in this Section 8.1 are intended to operate only as the time period following the Closing within which an Indemnified Party must validly make and deliver to the Indemnifying Party a written claim for indemnification pursuant to this Section 8, and any such claim for indemnification that is so made and delivered in accordance with Section 8 prior to the expiration of the applicable survival period (the “Pending Claim”) shall survive the expiration of the applicable survival period for purposes of resolving such claim, until such time as such claim is fully and finally resolved pursuant to the provisions of and subject to the limitations in this Agreement. The survival periods set forth in this Section 8.1 shall not apply to claims based on or arising from Fraud, which shall survive for the full period of all applicable statutes of limitations (after giving effect to any waiver, mitigation or extension thereof) plus sixty (60) days.

8.2            Indemnification. Subject to the limitations and other provisions of this Section 8:

(a)            By Company Stockholders. From and after the Closing, each Company Stockholder, severally and not jointly (in accordance with its applicable Pro Rata Share), shall indemnify, defend, and hold harmless Parent, its successors, permitted assigns and Affiliates (including, after the Closing Date, the Surviving Entity) and each of the foregoing’s respective Representatives (collectively, the “Parent Indemnified Parties”) from and against, without duplication, any and all Losses incurred or suffered by such Parent Indemnified Parties arising out of or resulting from:

(i)            any inaccuracy in, failure, or breach of any representation or warranty of the Company set forth in Section 2 (including, and as qualified by, the Company Disclosure Schedule), or in the certificate delivered pursuant to Section 6.2 (disregarding for purposes of this Section 8.2(a)(i) any “material,” “in all material respects,” “Company Material Adverse Effect,” or similar qualification contained in any such representation or warranty or with respect thereto for purposes of calculating Losses arising from any such inaccuracy, failure or breach);

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(ii)           any breach by the Company, any of the Company Equityholders or the Stockholder Representative of any covenant or agreement set forth in this Agreement (it being understood, for the avoidance of doubt, that no Company Equityholder shall be obligated to provide indemnification for any breach of a covenant or agreement of another Company Equityholder);

(iii)          any error, inaccuracy, miscalculation, omission, inconsistency, or mistake in the Allocation Certificate;

(iv)          the exercise by holders of Dissenting Shares of any appraisal or dissenters’ rights under the DGCL or other applicable Law and any amounts paid to the holders of Dissenting Shares resulting therefrom, including any interest required to be paid thereon, that are in excess of what such holders would have received hereunder as Company Stockholders had such holders not been holders of Dissenting Shares, and any costs or expenses (including attorneys’ fees, costs and expenses in connection with any action or proceeding or in connection with any investigation) in respect of any Dissenting Shares;

(v)           any claims by or on behalf of any current or former holder or alleged current or former holder of any equity, partnership, membership or ownership interest or equity security of the Company, including Company Options, Company Warrants, and Company Securities, relating to or arising out of (i) the right of such holder to receive consideration in connection with the Contemplated Transactions, or (ii) such holder’s status or alleged status as an equity holder or ownership of equity or ownership interest in the Company at any time at or prior to the Closing, whether for breach of fiduciary duty or otherwise;

(vi)          any claim by any officer, director or employee of the Company (1) seeking indemnification by the Company or the Surviving Entity pursuant to the Certificate of Incorporation or the bylaws of the Company, the limited liability company agreement or the certificate of formation of the Surviving Entity, or pursuant to indemnification agreements with the Company or (2) seeking indemnification by Parent pursuant to Section 4.6(a), in each case, to the extent any such claim arises out of this Agreement or the Contemplated Transactions;

(vii)         any Pre-Closing Taxes;

(viii)        any arising out of, under, or in connection with, the items or matters set forth on Section 8.2(a)(viii) of the Company Disclosure Schedule; and

(ix)          the Company Net Cash Deficit Amount, if any, and/or any claim by any Parent Indemnified Party relating to or arising out of Section 1.15(d), but in each case only if and to the extent that the applicable Losses are not satisfied pursuant to, and in accordance with, the provisions of Section 1.15(d).

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(b)            By Parent. From and after the Closing, Parent shall indemnify, defend, and hold harmless the Company Stockholders and their respective successors, permitted assigns and Affiliates, and each of the foregoing’s respective Representatives (collectively, the “Seller Indemnified Parties”) from and against any and all Losses incurred or suffered by such Seller Indemnified Parties arising out of or resulting from:

(i)            any inaccuracy in, failure or breach of any representation or warranty of Parent or the Merger Subs set forth in Section 3 (including, and as qualified by, the Parent Disclosure Schedule) (disregarding for purposes of this Section 8.2(b)(i) any “material,” “in all material respects,” “Parent Material Adverse Effect,” or similar qualification contained in any such representation or warranty or with respect thereto for purposes of calculating Losses arising from any such inaccuracy, failure or breach); and

(ii)           any breach by Parent or the Merger Subs of any covenant or agreement set forth in this Agreement.

8.3            Certain Limitations. The rights of the Parent Indemnified Parties and the Seller Indemnified Parties to indemnification pursuant to the provisions of this Section 8 shall be subject to the following limitations:

(a)            No Parent Indemnified Party shall be entitled to make an indemnification claim under Section 8.2(a)(i), and no Company Stockholder shall have any liability under Section 8.2(a)(i) for Losses incurred by the Parent Indemnified Parties collectively with respect to which any of the Parent Indemnified Parties is entitled to indemnification thereunder, unless and until (i) the amount of any such individual Loss (aggregating all such Losses arising from multiple claims arising from the same or substantially similar facts or circumstances) exceeds $50,000, and (ii) the aggregate amount of Losses under Section 8.2(a) exceeds $861,609.31 (the “Basket”), in which case any and all Parent Indemnified Parties shall be entitled to make indemnification claims under Section 8.2(a)(i), and the Company Stockholders shall have liability under Section 8.2(a)(i), with respect to only those Losses incurred or suffered by any and all Parent Indemnified Parties in excess of the Basket; provided, however, that the limitations set forth in this Section 8.3(a) shall not apply to any indemnification claim pursuant to Section 8.2(a)(i) arising out of or resulting from any inaccuracy, failure or breach of any of the Company Fundamental Representations or that consists of or involves any claims for Losses against a specific Company Stockholder based upon, arising out of, with respect to or by reason of Fraud committed by such Company Stockholder.

(b)            No Seller Indemnified Party shall be entitled to make an indemnification claim under Section 8.2(b)(i), and Parent shall not have any liability under Section 8.2(b)(i), unless and until the cumulative amount of Losses incurred by the Seller Indemnified Parties collectively with respect to which any of the Seller Indemnified Parties are entitled to indemnification pursuant to Section 8.2(b) exceeds the Basket, in which case any and all Seller Indemnified Parties shall be entitled to make indemnification claims under Section 8.2(b)(i), and Parent shall have liability under Section 8.2(b)(i), with respect to only those Losses incurred or suffered by any and all Seller Indemnified Parties in excess of the Basket; provided, however, that the limitations set forth in this Section 8.3(b) shall not apply to any indemnification claim pursuant to Section 8.2(b)(i) arising out of or resulting from any inaccuracy, failure or breach of any of the Parent Fundamental Representations.

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(c)            The sole recourse of each Parent Indemnified Party to satisfy any and all claims for indemnification by a Parent Indemnified Party for Losses for which such Parent Indemnified Party is entitled to indemnification (i) under Section 8.2(a)(i) (other than claims for Losses against a specific Company Stockholder based upon, arising out of, with respect to or by reason of Fraud committed by such Company Stockholder, or any inaccuracy, failure or breach of any of the Company Fundamental Representations, as to which the limitations of this clause (i) shall not apply) shall solely be satisfied, at the election of any applicable Parent Indemnified Party in its sole discretion, (1) by terminating the obligation of Parent to issue, and the right of the Company Stockholders to receive, pursuant to this Agreement, a number of Holdback Shares having a cash or dollar value equal to the amount of such Losses to be satisfied, and/or (2) by exercising a right to set off any or all of such Losses (or any portion thereof) to be satisfied against all or any portion of any Contingent Merger Consideration that is owed by Parent or the Surviving Entity and has not yet been paid, and (ii) under Section 8.2(a)(i) that arise out of or result from any inaccuracy, failure or breach of any of the Company Fundamental Representations, or under Section 8.2(a)(ii) through 8.2(a)(ix), shall solely be satisfied (A) first, by terminating the obligation of Parent to issue, and the right of the Company Stockholders to receive, pursuant to this Agreement a number of Holdback Shares having a cash or dollar value equal to the amount of such Losses to be satisfied, and (B) second, at the election of any applicable Parent Indemnified Party in its sole discretion, (I) by exercising a right to set off any or all of such Losses (or any portion thereof) to be satisfied against all or any portion of any Contingent Merger Consideration that is owed by Parent or the Surviving Entity and has not yet been paid and/or (II) by seeking recourse (in the form of a cash payment or other form of recourse) directly from the Company Stockholders, in the case of each of the foregoing clauses (i) and (ii), subject to each Company’s Stockholder’s Pro Rata Share; provided, that, notwithstanding any of the foregoing provisions of this Section 8.3(c) to the contrary, (x) in any instance in which any of the foregoing provisions of this Section 8.3(c) require that recourse by any Parent Indemnified Party be to terminate the obligation of Parent to issue, and the right of the Company Stockholders to receive, any Holdback Shares pursuant to this Agreement, each Company Stockholder may, in lieu of such termination of such Company Stockholder’s right to receive such Company Stockholder’s Pro Rata Share of such Holdback Shares pursuant to this Agreement, elect to satisfy such Company Stockholder’s Pro Rata Share of the applicable Losses in cash by wire transfer to an account designated by Parent, (y) the rights of Parent under Section 1.15(d) shall not be limited or restricted in any way by anything in this Section 8.3(c) and (z) if and to the extent that any Parent Indemnified Party satisfies any claim for indemnification under Section 8.2(a)(i) for Losses that arise out of or result from any inaccuracy, failure or breach of the Company Fundamental Representations or under Section 8.2(a)(ii) through 8.2(a)(ix) or that Parent satisfies, pursuant to Section 1.15(d), the Company Net Cash Deficit Amount (or any portion thereof) (any and all Losses and the Company Net Cash Deficit Amount (or any portion thereof) that are within the scope of the foregoing provisions of this proviso are referred to, collectively, as “Specified Losses”) by terminating the obligation of Parent to issue, and the right of the Company Stockholders to receive, pursuant to this Agreement a number of Holdback Shares having a cash or dollar value equal to the amount of such Specified Losses to be satisfied, then the provisions set forth above in this Section 8.3(c) that limit the recourse of the Parent Indemnified Parties to, or require that the recourse of the Parent Indemnified Parties consist either solely or in the first instance of, the termination of the obligation of Parent to issue, and the right of the Company Stockholders to receive, any Holdback Shares pursuant to this Agreement shall not be applicable to any claim or claims for indemnification by the Parent Indemnified Parties pursuant to Section 8.2(a)(i) for any other or additional Losses (whether or not such other or additional Losses are themselves Specified Losses) that in the aggregate are equal to up to the aggregate amount of any such Specified Losses that the Parent Indemnified Parties previously satisfied from the Holdback Shares, and the Parent Indemnified Parties, at their election in their sole discretion, may satisfy such claim or claims for indemnification for any such other or additional Losses (whether or not such other or additional Losses are themselves Specified Losses) that in the aggregate are equal to up to such aggregate amount of any such Specified Losses that the Parent Indemnified Parties previously satisfied from the Holdback Shares (1) by exercising a right to set off any or all of such other or additional Losses (or any portion thereof) to be satisfied (whether or not such other or additional Losses are themselves Specified Losses) against all or any portion of any Contingent Merger Consideration that is owed by Parent or the Surviving Entity and has not yet been paid and/or (2) by seeking recourse (in the form of a cash payment or other form of recourse) directly from the Company Stockholders. For clarity, and notwithstanding any of the foregoing provisions of this Section 8.3(c) to the contrary, none of the limitation of recourse provisions set forth above in this Section 8.3(c) shall be applicable with respect to any and all claims for indemnification by a Parent Indemnified Party against a specific Company Stockholder pursuant to this Agreement for Losses suffered or incurred by such Parent Indemnified Party if and to the extent that such Losses are based upon, arise out of, are with respect to, or are by reason of, Fraud committed by such Company Stockholder. In the event that a Parent Indemnified Party exercises its right under this Section 8.3 to (A) set off any or all Losses (or any portion thereof) for which such Parent Indemnified Party is entitled to indemnification to be satisfied against all or any portion of any Contingent Merger Consideration that is owed by Parent or the Surviving Entity and has not yet been paid and/or (B) seek recourse (in the form of a cash payment or other form of recourse) directly from the Company Stockholders, then, the Parent Indemnified Party shall exercise this right equally, including with respect to the form and proportion of recourse, with respect to each Company Stockholder and no Company Stockholder shall receive treatment that is more or less favorable than any other Company Stockholder.

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(d)            Without limiting any of the provisions of Section 8.3(c) or Section 1.15(d), each Parent Indemnified Party, at its election in its sole discretion, has the right to satisfy any claim or claims for indemnification made by such Parent Indemnified Party pursuant to this Section 8 with respect to Losses for which such Parent Indemnified Party is entitled to indemnification pursuant to this Section 8 (x) by terminating the obligation of Parent to issue, and the right of the Company Stockholders to receive, pursuant to this Agreement a number of Holdback Shares having a cash or dollar value equal to the amount of such Losses to be satisfied, and/or (y) by exercising a right to set off any or all of such Losses (or any portion thereof) to be satisfied against all or any portion of any Contingent Merger Consideration that is owed by Parent or the Surviving Entity and has not yet been paid. In the event that any Parent Indemnified Party seeks to terminate the obligation of Parent to issue, and the right of the Company Stockholders to receive, any Holdback Shares pursuant to this Agreement in order to satisfy any claims for indemnification made pursuant to this Section 8 or in the event that any Parent Indemnified Party exercises a right to set off any claims for indemnification against any portion of the Contingent Merger Consideration that consists of the Aggregate Section 1.16(c) Shares, then, for purposes of satisfying each such indemnification claim, (i) each Holdback Share or each of the Aggregate Section 1.16(c) Shares, as the case may be, that consists of Parent Convertible Preferred Stock shall be deemed to have a cash or dollar value equal to the product of the number of shares of Parent Common Stock into which such Holdback Share or such Aggregate Section 1.16(c) Share, as the case may be, is then convertible (disregarding and without taking into account any provision of the Certificate of Designation that limits or restricts the right of the holder of any share of Parent Convertible Preferred Stock to convert such share of Parent Convertible Preferred Stock into shares of Parent Common Stock) multiplied by the Parent Closing Price (subject to proportionate and equitable adjustment upon any stock split, stock dividend, reverse stock split, reclassification, recapitalization and other similar event with respect to the Parent Common Stock or the Parent Convertible Preferred Stock at any time after the date of this Agreement), (ii) each Holdback Share or each of the Aggregate Section 1.16(c) Shares, as the case may be, that consists of Parent Common Stock shall be deemed to have a cash or dollar value equal to the Parent Closing Price (subject to proportionate and equitable adjustment upon any stock split, stock dividend, reverse stock split, reclassification, recapitalization and other similar event with respect to the Parent Common Stock at any time after the date of this Agreement) and (iii) the termination pursuant to this Section 8.3(d) or Section 8.3(c) of the obligation of Parent to issue, and the right of the Company Stockholders to receive, any Holdback Shares pursuant to this Agreement and/or the set off by any Parent Indemnified Party pursuant to this Section 8.3(d) of any claim for indemnification against any of the Aggregate Section 1.16(c) Shares, as the case may be, shall be deemed and treated as satisfying claims for indemnification by the Parent Indemnified Parties in any amount equal to the cash or dollar value of such Holdback Shares and/or such Aggregate Section 1.16(c) Shares, as the case may be, as determined in accordance with the provisions of this Section 8.3(d). In addition, in the event that any Parent Indemnified Party intends to exercise or exercises a right to set off any or all Losses (or any portion thereof) with respect to which such Parent Indemnified Party is entitled to indemnification under this Section 8 against all or any portion of any Contingent Merger Consideration that consists of stock consideration that Parent is required to cause the Surviving Entity to assign and transfer to the Company Stockholders and the Assumed Company Warrant Stockholders pursuant to Section 1.16(b)(ii), then, for purposes of implementing any such set off, such stock consideration shall be deemed to have a cash or dollar value to be reasonably determined by Parent in good faith.

(e)            Without limiting any of the provisions of Section 8.3(c) (if and to the extent applicable), the maximum aggregate amount of liability of each Company Stockholder pursuant to Section 8.2(a) (other than claims for Losses against a specific Company Stockholder based upon, arising out of, with respect to or by reason of Fraud committed by such Company Stockholder) shall in no event exceed an amount equal to such Company Stockholder’s Pro Rata Share of $86,160,931.62. For the avoidance of doubt, the aggregate amount of the Company Stockholders’ liability for (A) Losses pursuant to Section 8.2(a), including for any inaccuracy, failure or breach of any of the Company Fundamental Representations, and (B) claims of Fraud (other than claims for Losses against a specific Company Stockholder based upon, arising out of, with respect to or by reason of Fraud committed by such Company Stockholder), shall not exceed one hundred percent (100%) of the Merger Consideration.

(f)            The maximum aggregate amount of liability of Parent pursuant to Section 8.2(b)(i) to the Seller Indemnified Parties (other than arising out of or resulting from any Fraud or any inaccuracy, failure or breach of any of the Parent Fundamental Representations, as to which the limitations of this sentence shall not apply) shall in no event exceed an amount equal to $4,308,046.58. Without limiting the provisions of immediately preceding sentence (if and to the extent such provisions are applicable), the maximum aggregate amount of liability of Parent pursuant to Section 8.2(b) to the Seller Indemnified Parties (including any liability arising out of or resulting from any Fraud and any liability of Parent pursuant to Section 8.2(b)(i) to such Indemnified Party arising out of or resulting from any inaccuracy, failure or breach of any of the Parent Fundamental Representations) shall in no event exceed an amount equal to $86,160,931.62.

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(g)            Notwithstanding anything to the contrary contained in this Section 8, payments by an Indemnifying Party pursuant to Section 8.2(a) or Section 8.2(b) in respect of any Losses shall be limited to the amount of any liability or damage that remains after deducting therefrom any insurance proceeds and any indemnity, contribution, or other payments or recoveries of a like nature that are actually received by the Indemnified Party in respect of any such claim or the payment of such claim, less any related costs and expenses, including the aggregate cost of pursuing any related insurance claims and any related increases in insurance premiums or other chargebacks, it being agreed that (i) Parent shall use commercially reasonable efforts to make a claim under any insurance policy of the Company that Parent reasonably believes would provide coverage for any Losses in respect of which any Parent Indemnified Party has made an indemnification claim pursuant to this Section 8; provided, that foregoing provisions of this clause (i) shall not impose any obligation or requirement on any Parent Indemnified Party to refrain, defer, postpone, suspend, pause or otherwise limit in any way the exercise of any of the rights of such Parent Indemnified Party under this Section 8 with respect to such Losses or otherwise or to take any other action (including, without limitation, commencing any litigation or other dispute resolution proceeding) in connection with seeking to recover any insurance proceeds or coverage for any such Losses and (ii) promptly after the realization of any such reductions of Losses pursuant to this Section 8.3(g), such Indemnified Party shall reimburse the Indemnifying Party for such reduction in Losses for which such Indemnified Party was indemnified prior to the realization of such reductions of Losses.

(h)            An Indemnified Party (i) shall not be entitled under this Agreement to multiple recoveries for the same Losses, and any liability of an Indemnifying Party for indemnification under this Section 8 shall be determined without duplication of recovery by reason that the set of facts giving rise to such liability constitutes a breach of more than one representation, warranty, covenant or undertaking, or one or more rights to indemnification and (ii) shall use commercially reasonable efforts to mitigate the amount of Losses after becoming aware of any event that could reasonably be expected to give rise to Losses that may be indemnifiable under this Section 8.

(i)             The disclosures set forth in the Company Disclosure Schedules shall not have any effect on or in any other way limit the indemnification provisions set forth in Section 8.2(a) (other than in the case of Section 8.2(a)(i)).

(j)             The representations, warranties, covenants and obligations of the Company, the Company Equityholders and the Stockholder Representative, and the rights and remedies that may be exercised by the Parent Indemnified Parties based on such representations, warranties, covenants and obligations, will not be limited or affected by any investigation conducted by Parent or the Merger Subs or any Representative of Parent or the Merger Subs with respect to, or any knowledge acquired (or capable of being acquired) by Parent, the Merger Subs or any Representative of Parent or the Merger Subs at any time, whether before or after the Closing, with respect to the accuracy or inaccuracy of or compliance with or performance of any such representation, warranty, covenant or obligation, and no Parent Indemnified Party shall be required to show that it relied on any (and each Parent Indemnified Party shall be deemed to have relied on each) such representation, warranty, covenant or obligation of the Company, the Company Equityholders or the Stockholder Representative in order to be entitled to indemnification pursuant to this Section 8.

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(k)            The representations, warranties, covenants and obligations of Parent and the Merger Subs, and the rights and remedies that may be exercised by the Seller Indemnified Parties based on such representations, warranties, covenants and obligations, will not be limited or affected by any investigation conducted by any Seller Indemnified Party or any Representative of any Seller Indemnified Party with respect to, or any knowledge acquired (or capable of being acquired) by any Seller Indemnified Party or any Representative of any Seller Indemnified Party at any time, whether before or after the Closing, with respect to the accuracy or inaccuracy of or compliance with or performance of any such representation, warranty, covenant or obligation, and no Seller Indemnified Party shall be required to show that it relied on any (and each Seller Indemnified Party shall be deemed to have relied on each) such representation, warranty, covenant or obligation of Parent or the Merger Subs in order to be entitled to indemnification pursuant to this Section 8.

8.4            Procedures.

(a)            General. If any party seeking indemnification under this Section 8.4 (an “Indemnified Party”) desires to bring a claim for indemnification against the party or parties from whom indemnification is being sought under this Section 8.4 (an “Indemnifying Party”), such Indemnified Party shall first deliver to the Indemnifying Party (or, in the case of a Company Stockholder that is an Indemnifying Party, the Stockholder Representative) a certificate (a “Claim Certificate”) that:

(i)            states that the Indemnified Party has paid, or reasonably anticipates that it will have to pay for or will incur Losses, for which such Indemnified Party is entitled to indemnification pursuant to this Agreement; and

(ii)            specifies in reasonable detail, to the extent practicable and available, the Losses included in the amount so stated, the basis for any anticipated liability and the nature of the misrepresentation, default, breach of warranty or breach of covenant or claim to which each such item is related and, to the extent computable, the computation of the amount to which such Indemnified Party claims to be entitled hereunder.

(b)            Objections. If the Indemnifying Party (or, in the case of a Company Stockholder that is an Indemnifying Party, the Stockholder Representative) objects to the indemnification of an Indemnified Party in respect of any claim or claims specified in any Claim Certificate, the Indemnifying Party (or, in the case of a Company Stockholder that is an Indemnifying Party, the Stockholder Representative) shall deliver a written notice specifying in reasonable detail the basis for such objection and the amount in dispute to the Indemnified Party within thirty (30) days after receipt by the Indemnifying Party (or, in the case of a Company Stockholder that is an Indemnifying Party, the Stockholder Representative) of such Claim Certificate. Thereafter, the Indemnifying Party (or, in the case of a Company Stockholder that is an Indemnifying Party, the Stockholder Representative) and the Indemnified Party shall attempt in good faith to agree upon the rights of the respective parties for a period of not less than sixty (60) days after receipt by the Indemnified Party of such written objection with respect to each of such claims to which the Indemnifying Party (or, in the case of a Company Stockholder that is an Indemnifying Party, the Stockholder Representative) has objected. If the Indemnified Party and the Indemnifying Party (or, in the case of a Company Stockholder that is an Indemnifying Party, the Stockholder Representative) agree with respect to any of such claims, the Indemnified Party and the Indemnifying Party (or, in the case of a Company Stockholder that is an Indemnifying Party, the Stockholder Representative) shall promptly prepare and sign a memorandum setting forth such agreement. Should the Indemnified Party and the Indemnifying Party (or, in the case of a Company Stockholder that is an Indemnifying Party, the Stockholder Representative) fail to agree as to any particular item or items or amount or amounts, then after the sixty (60)-day period referred to above each party shall be entitled to pursue its available remedies for resolving the claim for indemnification.

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(c)            Third Party Claims. Parent, in its capacity as an Indemnified Party or as an Indemnifying Party, shall have the right in its sole discretion to conduct the defense of any claim brought by any third party with respect to which either any Parent Indemnified Party is entitled to indemnification under this Section 8 or Parent is obligated to indemnify any Seller Indemnified Party pursuant to this Section 8 (a “Third Party Claim”); provided, however, that any settlement of any such Third Party Claim shall be effected with the prior written consent of the Stockholder Representative if the Indemnified Party is a Company Stockholder, which consent shall not be unreasonably withheld, conditioned or delayed, but if such consent is unreasonably withheld, conditioned or delayed then such consent shall not be required. Subject to the limitations and other provisions of this Section 8, if any such action or claim is so settled, or if there be a final judgment for the plaintiff in any such action, the Indemnified Party shall be entitled to indemnification for the amount of any Loss relating thereto, including costs and expenses (internal and out-of-pocket), including attorneys’ fees and expenses, and expenses of investigation and defense, in each case, incurred in connection with and/or pursuit of such final judgment or settlement.

(d)            Defense; Settlement. In the event that any Company Stockholder is the Indemnifying Party with respect to a Third Party Claim and Parent elects not to defend such Third Party Claim, the Stockholder Representative may defend such claim at the sole cost and expense of the Indemnifying Party or the Stockholder Representative with counsel selected by the Stockholder Representative, such counsel to be reasonably acceptable to Parent; provided, that Parent shall have the right to participate in the defense and consult with the Stockholder Representative in connection with its defense of such Third Party Claim. In such event, the Stockholder Representative and the Indemnifying Party shall have no right to settle, adjust or compromise such Third Party Claim without the express written consent of Parent, which consent shall not be unreasonably withheld, conditioned or delayed.

(e)            Agreed Claims. (1) Claims for Losses covered by a memorandum of agreement of the nature described in Section 8.4(b), and (2) claims for Losses the validity and amount of which have been the subject of a final non-appealable judicial determination are hereinafter referred to, collectively, as “Agreed Claims.” Subject to the limitations and other provisions of this Section 8, the Indemnified Party shall be entitled to payment or satisfaction for any Agreed Claims within five (5) Business Days of the determination of the amount of any such Agreed Claims. The Parties agree that should an Indemnifying Party not make full payment of or otherwise satisfy any such obligations within such period, any amount not paid or otherwise satisfied in accordance with the provisions of this Section 8 shall accrue interest from and including the date of agreement of the Indemnifying Party (or, in the case of a Company Stockholder that is an Indemnifying Party, the Stockholder Representative) or final, non-appealable adjudication to but excluding the date such payment has been made at the prime rate as published in the Wall Street Journal Table of Money Rates on such date, and such interest shall be calculated daily on the basis of a 365/366 day year and the actual number of days elapsed, with annual compounding. The Indemnifying Party shall reimburse the Indemnified Party for the reasonable costs and expenses actually incurred in connection with the collection of all such amounts.

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8.5            Exclusive Remedy. This Section 8 will be the exclusive monetary remedy of the Parent Indemnified Parties and the Seller Indemnified Parties from and after the First Effective Time for damages or Losses in connection with this Agreement and the Contemplated Transactions (it being understood that nothing in this Section 8.5 or any other provision of this Section 8 will affect, impair or limit (i) any equitable remedies to the extent available and (ii) the right of any Indemnified Party to damages or Losses in connection with any claims for Losses against a specific Company Stockholder based upon, arising out of, with respect to or by reason of Fraud committed by such Company Stockholder).

8.6            Adjustment to Consideration. Parent, the Surviving Entity, the Stockholder Representative, and the Company Stockholders agree to treat each indemnification payment pursuant to this Section 8 as an adjustment to the Merger Consideration for all Tax purposes and shall take no position contrary thereto unless required to do so by applicable Tax Law pursuant to a determination as defined in Section 1313(a) of the Code.

Section 9.                MISCELLANEOUS PROVISIONS

9.1            Amendment. This Agreement may be amended or otherwise modified only by a written instrument duly executed by each of the Parties.

9.2            Waiver.

(a)            No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

(b)            No Party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

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9.3            Entire Agreement; Counterparts; Exchanges by Electronic Transmission. This Agreement and the other schedules, exhibits, certificates, instruments and agreements referred to in this Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the Parties with respect to the subject matter hereof and thereof; provided, however, that the Confidentiality Agreement shall not be superseded and shall remain in full force and effect in accordance with its terms. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by all Parties by electronic transmission in .PDF format shall be sufficient to bind the Parties to the terms and conditions of this Agreement.

9.4            Applicable Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the Parties arising out of or relating to this Agreement or any of the Contemplated Transactions, each of the Parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Delaware; (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 9.4; (c) waives any objection to laying venue in any such action or proceeding in such courts; (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any Party; (e) agrees that service of process upon such Party in any such action or proceeding shall be effective if notice is given in accordance with Section 9.6; and (f) irrevocably and unconditionally waives the right to trial by jury.

9.5            Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Parties and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of a Party’s rights or obligations hereunder may be assigned or delegated by such Party without the prior written consent of the other Parties, and any attempted assignment or delegation of this Agreement or any of such rights or obligations by such Party without the other Parties’ prior written consent shall be void and of no effect.

9.6            Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (a) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable international overnight courier service, (b) upon delivery in the case of delivery by hand, or (c) on the date delivered in the place of delivery if sent by email (with a written or electronic confirmation of delivery) prior to 5:00 p.m. Pacific Time, otherwise on the next succeeding Business Day, in each case to the intended recipient as set forth below:

if to Parent and Merger Subs or, following the Closing, the Surviving Entity:

Leap Therapeutics, Inc.
47 Thorndike Street, Suite B1-1
Cambridge, MA 02141
Attention: Douglas Onsi, President & CEO
Email Address: donsi@leaptx.com

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with a copy to (which shall not constitute notice):

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110
Attention: Julio E. Vega
Email Address: julio.vega@morganlewis.com

if to the Company:

Flame Biosciences, Inc.
6542A Lower York Road, Suite #322

New Hope, PA 18938

Attention: Pamela Demain; Patty Martin

Email: pamela.demain@flame.bio; patty.martin@flame.bio

with a copy to (which shall not constitute notice):

Winston & Strawn LLP
35 West Wacker Drive

Chicago, IL 60601

Attention: Kyle Gann and Jeffrey R. Shuman
Email Address: kgann@winston.com and jshuman@winston.com

and

Winston & Strawn LLP
MetLife Building

200 Park Avenue

New York, NY 10166

Attention: Seth Farber
Email Address: sfarber@winston.com

if to the Stockholder Representative:

Shareholder Representative Services LLC
950 17th Street, Suite 1400

Denver, CO, 80202

Attention: Managing Director
Email Address: deals@srsacquiom.com

Telephone: (303) 648-4085

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9.7            Cooperation. Each Party agrees to cooperate fully with the other Party and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by the other Party to evidence or reflect the Contemplated Transactions and to carry out the intent and purposes of this Agreement.

9.8            Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

9.9            Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity, upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any Party does not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breaches such provisions. Accordingly, the Parties acknowledge and agree that in the event of any breach by the Company, on the one hand, or Parent and Merger Subs, on the other hand, of any of their respective covenants or obligations set forth in this Agreement, the Company, on the one hand, or Parent and Merger Subs, on the other hand, shall each be entitled to seek specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement by any Party, in addition to any other remedy at law or equity, to the fullest extent permissible pursuant to the terms thereof and to thereafter consummate the Contemplated Transactions. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other Party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

9.10          No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the Parties and the D&O Indemnified Parties to the extent of their respective rights pursuant to Section 4.6) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

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9.11          Construction.

(a)            References to “cash,” “dollars” or “$” are to U.S. dollars.

(b)            For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(c)            The Parties have participated jointly in the negotiating and drafting of this Agreement and agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

(d)            As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(e)            Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits and Schedules to this Agreement, respectively.

(f)            Any reference to legislation or to any provision of any legislation shall include any modification, amendment, re-enactment thereof, any legislative provision substituted therefore and all rules, regulations, and statutory instruments issued or related to such legislations, in each case as in effect as of the date of this Agreement.

(g)            The headings and table of contents contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

(h)            The Parties agree that each of the Company Disclosure Schedule and the Parent Disclosure Schedule shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in this Agreement. The disclosures in any section or subsection of the Company Disclosure Schedule or the Parent Disclosure Schedule shall qualify other sections and subsections in this Agreement to the extent it is readily apparent on its face from a reading of the disclosure that such disclosure is applicable to such other sections and subsections.

(i)             Each of “delivered” or “made available” means, with respect to any documentation, that (i) prior to 11:59 p.m. Eastern Time on the date that is two (2) Business Days prior to the date of this Agreement (A) a copy of such material has been posted to and made available by a Party to the other Party and its Representatives in the “Flame Biosciences” electronic data room hosted by Ansarada Group Limited (the “Data Room”) or (B) such material is disclosed in the Parent SEC Documents filed with the SEC prior to the date hereof and publicly made available on the SEC’s Electronic Data Gathering Analysis and Retrieval system or (ii) delivered by or on behalf of a Party or its Representatives via electronic mail or in hard copy form prior to the execution of this Agreement.

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(j)             Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall upon a Saturday, Sunday, or any date on which banks in New York, New York, are authorized or obligated by Law to be closed, the Party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a regular Business Day.

9.12          Expenses. Except as otherwise expressly provided in this Agreement, all expenses incurred in connection with this Agreement and the Contemplated Transactions will be paid by the Party incurring such expenses.

9.13          Stockholder Representative.

(a)            By approving this Agreement and the Contemplated Transactions, by executing and delivering a Letter of Transmittal, by executing and delivering a Company Warrant Holder Confirmation and Joinder or by exercising the applicable Assumed Company Warrant (in the case of an Assumed Company Warrant Stockholder), by operation of law, or by receiving the benefits thereof, including any consideration payable hereunder, each Company Stockholder and each Assumed Company Warrant Stockholder shall be deemed to have approved Shareholder Representative Services LLC as the Stockholder Representative as of the Closing for all purposes in connection with this Agreement and any related agreements. Each Company Stockholder and each Assumed Company Warrant Stockholder shall have irrevocably authorized and appointed the Stockholder Representative as such Person’s true and lawful agent, proxy and attorney-in-fact, with full power of substitution (i) to act in such Person’s name, place and stead with respect to this Agreement and, if applicable, the Exchange Agent Agreement, (ii) to take any and all actions and make any decisions required or permitted to be taken by Stockholder Representative pursuant to this Agreement and, if applicable, the Exchange Agent Agreement, (iii) to act on such Person’s behalf in any dispute, litigation or arbitration involving this Agreement and, if applicable, the Exchange Agent Agreement, and (iv) to do or refrain from doing all such further acts and things, and execute all such agreements, certificates, instruments or other documents, as the Stockholder Representative shall deem necessary or appropriate in connection with the Contemplated Transactions, including but not limited to the power:

(i)            to give and receive notices and communications;

(ii)           to execute and deliver all ancillary agreements, instruments and other documents, and to make representations and warranties therein, that the Stockholder Representative deems necessary or appropriate in connection with the consummation of the Contemplated Transactions;

(iii)          to do or refrain from doing any further act or deed that the Stockholder Representative deems necessary or appropriate in the sole discretion of the Stockholder Representative relating to the subject matter of this Agreement;

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(iv)          to negotiate and compromise claims and disputes arising under, or relating to, this Agreement and the other agreements, instruments, and documents contemplated hereby or executed in connection herewith or therewith (including, for clarity, any claim or dispute relating to indemnification obligations), and to sign any releases or other documents in respect of any such claim or dispute;

(v)           to authorize Parent to reduce the number of Holdback Shares to be issued or required to be issued by Parent to the Company Stockholders pursuant to this Agreement to the extent necessary to satisfy any claims for indemnification to which any of the Parent Indemnified Parties is entitled pursuant to the provisions of Section 8 or any other provision of this Agreement;

(vi)          to exercise or refrain from exercising any remedy available to the Company Stockholders and the Assumed Company Warrant Stockholders under this Agreement and the other agreements, instruments and documents executed in connection herewith or therewith;

(vii)         to retain such counsel, accountants and other professional advisors as the Stockholder Representative deems necessary to assist it in its performance of its duties hereunder and to pay all fees and expenses of such counsel and advisors; and

(viii)        to exercise all rights and remedies granted to the Stockholder Representative in this Agreement.

(b)            The appointment of the Stockholder Representative shall be deemed coupled with an interest and is hereby irrevocable, and Parent may conclusively and absolutely rely, without inquiry, upon any action of the Stockholder Representative on behalf of the Company Stockholders and the Assumed Company Warrant Stockholders in all matters referred to herein. The Stockholder Representative shall act for the Company Stockholders and the Assumed Company Warrant Stockholders on all of the matters set forth in this Agreement in the manner the Stockholder Representative reasonably believes to be in the best interest of the Company Stockholders and the Assumed Company Warrant Stockholders and consistent with their obligations under this Agreement, and shall not waive, amend or otherwise modify this Agreement, waive any condition contained herein, enter into or execute any agreement, certificate, instrument or other document, or do or refrain from doing any other act or deed, that has the effect of adversely and disproportionately impacting any Company Stockholder relative to the other Company Stockholders or any Assumed Company Warrant Stockholder relative to the other Assumed Company Warrant Stockholders, in a manner that is inconsistent with the relative rights of such disproportionately impacted Company Stockholder or Assumed Company Warrant Stockholder, as the case may be, under this Agreement, without the prior written consent of the Company Advisory Committee. All actions, decisions and instructions of the Stockholder Representative taken, made or given pursuant to the authority granted to the Stockholder Representative pursuant to this Section 9.13 shall be conclusive and binding upon each Company Stockholder and each Assumed Company Warrant Stockholder, and no Company Stockholder and no Assumed Company Warrant Stockholder shall have the right to object to, dissent from, protest or otherwise contest the same.

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(c)            The provisions of this Section 9.13 are independent and severable, shall constitute an irrevocable power of attorney, coupled with an interest and surviving death or dissolutions, granted by the Company Stockholders and Assumed Company Warrant Stockholders to the Stockholder Representative, and shall be binding upon the executors, heirs, legal representatives, successors and assigns of each such Company Stockholder and each such Assumed Company Warrant Stockholder.

(d)            If the Stockholder Representative shall resign or be removed by the Company Stockholders and Assumed Company Warrant Stockholders, the Company Stockholders and Assumed Company Warrant Stockholders shall (by consent of those Persons entitled to at least a majority of the Merger Consideration), within ten (10) days after such resignation or removal, appoint a successor to the Stockholder Representative. Any such successor shall succeed the former Stockholder Representative as the Stockholder Representative hereunder.

(e)            Upon the Closing, the Company will wire $165,000.00 (the “Expense Fund”) to the Stockholder Representative, which will be used for any expenses reasonably incurred by the Stockholder Representative in connection with actions taken by the Stockholder Representative pursuant to this Agreement. The Company Stockholders and Assumed Company Warrant Stockholders will not receive any interest or earnings on the Expense Fund and irrevocably transfer and assign to the Stockholder Representative any ownership right that they may otherwise have had in any such interest or earnings. The Stockholder Representative will hold these funds separate from its corporate funds and will not voluntarily make these funds available to its creditors in the event of bankruptcy. As soon as practicable following the completion of the Stockholder Representative’s responsibilities, the Stockholder Representative will deliver any remaining balance of the Expense Fund to the Contingent Merger Consideration Paying Agent or any other disbursement or paying agent engaged by the Stockholder Representative for further distribution, on a pro rata basis, to the Company Stockholders and Assumed Company Warrant Stockholders. All of the fees or other amounts paid or payable by Stockholder Representative to the Contingent Merger Consideration Paying Agent or such other disbursement or paying agent for their services in connection with the distribution of the remaining balance of the Expense Fund and all other out-of-pocket costs and expenses incurred by the Stockholder Representative in connection with the engagement and appointment of the Contingent Merger Consideration Paying Agent or such other disbursement or paying agent for such purposes (including, without limitation, the legal fees incurred by the Stockholder Representative in connection with the negotiation, execution and delivery of any agreement that provides for the engagement or appointment of the Contingent Merger Consideration Paying Agent or such disbursement or paying agent for such purposes) shall be paid or funded by the Stockholders Representative out of the Expense Fund prior to the distribution of any remaining balance thereof to the Company Stockholders as contemplated under this Section 9.13(e). For tax purposes, the Expense Fund will be treated as having been received and voluntarily set aside by the Company Stockholders and Assumed Company Warrant Stockholders at the time of Closing.

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(f)            The Stockholder Representative will incur no liability in connection with its services pursuant to this Agreement and any related agreements except to the extent resulting from its gross negligence or willful misconduct. The Stockholder Representative shall not be liable for any action or omission pursuant to the advice of counsel to have expertise in the matter at hand. The Company Stockholders and Assumed Company Warrant Stockholders that have duly executed a Letter of Transmittal, Company Warrant Holder Confirmation and Joinder, as applicable, shall, on a pro rata basis as among such Company Stockholders and Assumed Company Warrant Stockholders, indemnify the Stockholder Representative against any reasonable, documented, and out-of-pocket losses, liabilities and expenses (“Representative Losses”) arising out of or in connection with this Agreement and any agreement pursuant to which the Stockholder Representative has any performance obligations or other liability, in each case as such Representative Loss is suffered or incurred; provided, that in the event that any such Representative Loss is finally adjudicated to have been caused by the gross negligence or willful misconduct of the Stockholder Representative, the Stockholder Representative will reimburse the Company Stockholders and Assumed Company Warrant Stockholders the amount of such indemnified Representative Loss to the extent attributable to such gross negligence or willful misconduct. Representative Losses may be recovered by the Stockholder Representative from (i) the funds in the Expense Fund and (ii) any other funds that would otherwise actually be paid or distributed to the Company Stockholders and Assumed Company Warrant Stockholders under this Agreement at such time as such amounts would otherwise actually be paid or distributed to the Company Stockholders and Assumed Company Warrant Stockholders; provided, that the Stockholder Representative shall have delivered a written notice to Parent and the Company Advisory Committee not less than thirty (30) days prior to the date on which the applicable amount is to be paid or distributed to the Company Stockholders and Assumed Company Warrant Stockholders, which such written notice shall (x) state that the Stockholder Representative has paid or has incurred Representative Losses, for which the Stockholder Representative is entitled to indemnification pursuant to this Section 9.13(f), (y) specifies the basis for, a description of, and the amount of such Representative Losses, and (z) directs Parent to pay such amount to the Stockholder Representative in lieu of paying or distributing such amount to the Company Stockholders and Assumed Company Warrant Stockholders, and Parent shall be entitled to conclusively rely on such written notice without any investigation on the part of Parent and without any liability or obligation with respect to Parent, the Surviving Entity, or and of their Affiliates; provided, further, that while the Stockholder Representative may be paid from the aforementioned sources of funds, this does not relieve those Company Stockholders and Assumed Company Warrant Stockholders that have duly executed a Letter of Transmittal, Company Warrant Holder Confirmation and Joinder, as applicable, from their obligation to promptly pay all of such Representative Losses that are actually suffered or incurred by the Stockholder Representative, on a pro rata basis as among such Company Stockholders and Assumed Company Warrant Stockholders. In no event will the Stockholder Representative be required to advance its own funds on behalf of the Company Stockholders and Assumed Company Warrant Stockholders or otherwise. Notwithstanding anything in this Agreement to the contrary, any restrictions or limitations on liability or indemnification obligations of, or provisions limiting the recourse against non-parties otherwise applicable to, the Company Stockholders and Assumed Company Warrant Stockholders set forth elsewhere in this Agreement are not intended to be applicable to the indemnities provided to the Stockholder Representative hereunder. The foregoing indemnities will survive the Closing, the resignation or removal of the Stockholder Representative or the termination of this Agreement.

(Remainder of page intentionally left blank)

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

LEAP THERAPEUTICS, INC.

By:	/s/ Douglas E. Onsi
Name:	Douglas E. Onsi
Title:	Chief Executive Officer and President

FIRE MERGER SUB, INC.

By:	/s/ Douglas E. Onsi
Name:	Douglas E. Onsi
Title:	President

FLAME BIOSCIENCES LLC

By:	/s/ Douglas E. Onsi
Name:	Douglas E. Onsi
Title:	President

FLAME BIOSCIENCES, INC.

By:	/s/ Patricia Martin
Name:	Patricia Martin
Title:	Co-Chief Executive Officer

SHAREHOLDER REPRESENTATIVE SERVICES LLC, solely in its capacity as the Stockholder Representative

By:	/s/ Sam Riffe
Name:	Sam Riffe
Title:	Managing Director

[Signature Page to Agreement and Plan of Merger]

EXHIBIT A

CERTAIN DEFINITIONS

For purposes of this Agreement (including this Exhibit A), the following terms have the meanings specified or referred to in this Exhibit A:

“Accredited Investor” means an “accredited investor” within the meaning of such term in Rule 501 of Regulation D promulgated under the Securities Act.

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Aggregate Section 1.16(c) Shares” has the meaning set forth in Section 1.16(g).

“Agreed Claims” has the meaning set forth in Section 8.4(e).

“Agreement” means the Agreement and Plan of Merger to which this Exhibit A is attached, as it may be amended from time to time.

“Allocation Certificate” has the meaning set forth in Section 1.14(a).

“Anti-Bribery Laws” has the meaning set forth in Section 2.22.

“Assignable Aggregate Stock Consideration” has the meaning set forth in Section 1.16(f).

“Assumed Company Warrant” has the meaning set forth in Section 1.10(b).

“Assumed Company Warrant Shares” has the meaning set forth in Section 1.16(b).

“Assumed Company Warrant Stockholders” has the meaning set forth in Section 1.16(b).

“Basket” has the meaning set forth in Section 8.3(a).

“Book-Entry Shares” has the meaning set forth in Section 1.7.

“Business Associate Agreements” has the meaning set forth in Section 2.14(h).

“Business Day” means any day other than a Saturday, Sunday or other day on which banks in New York, New York, are authorized or obligated by Law to be closed.

A-1

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act, Public Law No. 116-136, as in effect on the Closing Date.

“Certificate of Designation” means the Certificate of Designation of Preferences, Rights and Limitations of Parent Convertible Preferred Stock in the form attached hereto as Exhibit C.

“Certificate of Incorporation” means the Second Amended and Restated Certificate of Incorporation of the Company, dated as of September 28, 2020.

“Certifications” has the meaning set forth in Section 3.7(a).

“Charter Amendment Proposal” has the meaning set forth in Section 4.2(a)(ii).

“Claim Certificate” has the meaning set forth in Section 8.4(a).

“Closing” has the meaning set forth in Section 1.3.

“Closing Date” has the meaning set forth in Section 1.3.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the preamble to this Agreement.

“Company Advisory Committee” means the advisory committee appointed pursuant to, and in accordance with, the provisions of the engagement letter between the Company and the Stockholder Representative.

“Company Associate” means any current or former employee, independent contractor, officer or director of the Company.

“Company Benefit Plan” has the meaning set forth in Section 2.17(a).

“Company Board” means the board of directors of the Company.

“Company Board Approvals” has the meaning set forth in the recitals to this Agreement.

“Company Cash” means all cash and cash equivalents that are available to the Company on an unrestricted basis (e.g., excluding any security deposits with third parties, off-balance sheet cash and any other cash which is not freely usable by the Company because it is subject to restrictions, limitations or taxes on use or distribution by Law, Contract or otherwise, including without limitation, restrictions on dividends and repatriations or any other form of restriction), less all outstanding checks, drafts and wire transfers in transit that have not yet cleared.

“Company Common Stock” means the Common Stock, $0.0001 par value per share, of the Company.

“Company Contract” means any Contract: (a) to which the Company or any of its Subsidiaries is a party; (b) by which the Company or any of its Subsidiaries or any Company IP or any other asset of the Company or its Subsidiaries is or may become bound or under which the Company or any of its Subsidiaries has, or may become subject to, any obligation; or (c) under which the Company or any of its Subsidiaries has or may acquire any right or interest.

A-2

“Company Disclosure Schedule” has the meaning set forth in Section 2.

“Company Equityholder” means, collectively, the holders of Company Common Stock, Company Options, and Company Warrants.

“Company ERISA Affiliate” means any corporation or trade or business (whether or not incorporated) which is (or at any relevant time was) treated with the Company as a single employer within the meaning of Section 414 of the Code.

“Company Financials” has the meaning set forth in Section 2.7(a).

“Company Fully Diluted Outstanding Shares” means the total number of shares of Company Common Stock outstanding immediately prior to the First Effective Time expressed on a fully diluted basis, and assuming, without limitation or duplication, the issuance of shares of Company Common Stock in respect of all Company Warrants whether conditional or unconditional, that will be outstanding as of immediately prior to the First Effective Time; provided, that, for the avoidance of doubt, no options to acquire shares of the Company will be included in the calculation of the Company Fully Diluted Outstanding Shares and all of such options will be terminated or cancelled at or prior to the Closing pursuant to Section 1.10(a).

“Company Fundamental Representations” means, collectively, the representations and warranties of the Company set forth in Section 2.1 (Due Organization; Subsidiaries), Section 2.2 (Organizational Documents) (but only the first sentence thereof), Section 2.3 (Authority; Binding Nature of Agreement), Section 2.4 (Vote Required), Section 2.6 (Capitalization), Section 2.16 (Tax Matters), and Section 2.20 (No Financial Advisors).

“Company In-bound License” has the meaning set forth in Section 2.12(d).

“Company Indebtedness” means, with respect to the Company or any of its Subsidiaries, without duplication, all (i) obligations for borrowed money or amounts owed or indebtedness issued in substitution for or exchange of indebtedness for borrowed money, gross of any unamortized debt issuance costs, (ii) obligations evidenced by notes, bonds, debentures or other similar instruments, (iii) repayment obligations for amounts drawn and not repaid under bankers’ acceptances, letters of credit or other similar financial guarantees issued by a third party by or for the account of such Person, (iv) all obligations for the deferred purchase price of property or services, including any earn-out obligations, (v) all obligations as lessee under leases that are required to be recorded as capital leases in accordance with GAAP, (vi) all payment obligations under any swap or hedge agreements, (vii) all obligations as lessee in respect of sale-leaseback transactions, (viii) accruals or reserves in respect of litigation or potential claims involving such Person, (ix) all obligations in respect of any severance payments or severance benefits due and payable to former employees, (x) the capital expenditures incurred but not yet paid at Closing, (xi) liability balance for the intercompany currency clearing account, (xii) the non-current portion of deferred revenue, (xiii) any Taxes of the Company or any of its Subsidiaries for any Pre-Closing Tax Period, (xiv) any unpaid “applicable employment taxes” deferred under Section 2302 of the CARES Act (or any similar provision of state or local Law), any unpaid payroll tax obligations (including those imposed by Sections 3101(a) and 3201 of the Code) deferred pursuant to or in connection with the Payroll Tax Executive Order, and any unpaid Taxes deferred under any state or local Law enacted in response to COVID-19, in each case, for any Pre-Closing Tax Period, (xv) any accrued and unpaid interest on, and any prepayment premiums, penalties or other contractual charges in respect of, any of the items described in the foregoing clauses (i) through (xiv), and (xvi) all guaranties and other contingent obligations in respect of the liabilities or obligations of any other Person for any of the items described in the foregoing clauses (i) through (xv).

A-3

“Company IP” means all Company Owned IP and all Company Licensed IP.

“Company Licensed IP” means all Intellectual Property Rights that are exclusively licensed to, the Company, and all Intellectual Property Rights that are licensed to the Company on a non-exclusive basis but are material to the conduct of the research, development and commercialization activities of the Company’s programs or business, including pursuant to Company In-bound Licenses.

“Company Owned IP” means all Intellectual Property Rights that are owned or purported to be owned by or assigned to the Company.

“Company Liabilities” means, without duplication, (i) Company Indebtedness, accounts payable, deferred revenue, deferred rent, customer deposits, and accrued expenses of the Company or any of its Subsidiaries, (ii) all accrued compensation and benefits and all post-termination severance pay and benefits with respect to any and all employees or former employees of the Company or any of its Subsidiaries terminated at any time prior to the Closing (including the employer portion of any payroll, social security, unemployment or similar Taxes) pursuant to Section 4.5(a) or otherwise, whether such accrued compensation and benefits and post-termination severance pay and benefits is or are due prior to, at or following the Closing, (iii) any amounts payable and other liabilities or obligations in connection with the termination of the Company Benefit Plans pursuant to Section 4.5(b) or otherwise, (iv) all compensation, other amounts payable and other liabilities and obligations that are to be charged against, and deducted from, Company Net Cash pursuant to Section 4.5, (v) any other current or long-term liabilities that would be required to be set forth in a balance sheet prepared in accordance with GAAP, and (vi) those liabilities of the Company listed in the Interim Balance Sheet to the extent they remain outstanding at the Closing.

“Company Material Adverse Effect” means any Effect that, considered together with all other Effects that have occurred prior to the date of determination of the occurrence of a Company Material Adverse Effect, has or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of the Company; provided, however, that Effects arising or resulting from the following shall not be taken into account in determining whether there has been a Company Material Adverse Effect: (a) general business or economic conditions affecting the industry in which the Company and its Subsidiaries operate, (b) acts of war, armed hostilities or terrorism, acts of God or comparable events, epidemics, pandemics or disease outbreaks (including COVID-19) or any worsening of the foregoing, or any declaration of martial law, quarantine or similar directive, policy or guidance or Law or other action by any Governmental Body in response thereto, (c) changes in financial, banking or securities markets, (d) any change in, or any compliance with or action taken for the purpose of complying with, any Law or GAAP (or interpretations of any Law or GAAP), (e) resulting from the announcement of this Agreement or the pendency of the Contemplated Transactions, or (f) resulting from the taking of any action required to be taken by this Agreement; except in each case with respect to clauses (a) through (d), to the extent disproportionately affecting the Company relative to other similarly situated companies in the industries in which the Company operates.

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“Company Material Contract” has the meaning set forth in Section 2.13(a).

“Company Net Cash” means, with respect to the Company and its Subsidiaries, without duplication, in each case as of 12:01 a.m. Eastern Time on the Closing Date, an amount equal to: (a) Company Cash minus (b) Company Liabilities minus (c) Company Transaction Expenses minus (d) the aggregate amount of the Estimated Specified Post-Closing Liabilities.

“Company Net Cash Review Period” has the meaning set forth in Section 1.15(b).

“Company Net Cash Surplus Amount” has the meaning set forth in Section 1.15(c).

“Company Net Cash Deficit Amount” has the meaning set forth in Section 1.15(d).

“Company Options” means options or other rights (other than Company Warrants) to purchase shares of Company Common Stock issued by the Company.

“Company Out-bound License” has the meaning set forth in Section 2.12(d).

“Company Outstanding Shares” means the total number of shares of Company Common Stock outstanding immediately prior to the First Effective Time.

“Company Permits” has the meaning set forth in Section 2.14(b).

“Company Plan” has the meaning set forth in Section 2.6(c).

“Company Real Estate Leases” has the meaning set forth in Section 2.11.

“Company Regulatory Permits” has the meaning set forth in Section 2.14(d).

“Company Security” means, other than the Company Common Stock, Company Options, and Company Warrants, any other outstanding voting securities or other equity, membership or ownership interests of the Company, and any option, warrant, subscription right, preemptive right, other right, proxy, put, call, demand, plan, commitment, Contract, understanding or arrangement of any kind relating to such security, whether issued or unissued, vested or unvested, or any other security convertible into or exchangeable for any such security.

“Company Stockholders” means the holders of the Company Common Stock.

“Company Stock Certificate” has the meaning set forth in Section 1.7.

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“Company Stockholders Agreement” means that certain Amended and Restated Stockholders’ Agreement, dated September 28, 2020, among the Company and the Company Stockholders party thereto, as heretofore amended.

“Company Transaction Expenses” means the aggregate amount, without duplication, of (i) all fees and expenses accrued, incurred, triggered or paid by or on behalf of the Company or any of its Subsidiaries in connection with this Agreement and the Contemplated Transactions, including all legal, accounting, investment banking, Tax and financial advisory and all other fees and expenses of third parties accrued, incurred, triggered or paid in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the Contemplated Transactions regardless of whether such fees and expenses have been or are paid prior to, on or after the Closing, (ii) the cash cost of any option payment, severance, retention, change of control or transaction bonus or payment, or any other amount payable by the Company or its Subsidiaries as a result of or in connection with this Agreement and the Contemplated Transactions (including the employer portion of any payroll, social security, unemployment or similar Taxes), (iii) the costs and expenses related to the D&O Tail Policy, and (iv) fifty percent (50%) of the fees, costs and expenses related to the Exchange Agent.

“Company Unaudited Interim Balance Sheet” has the meaning set forth in Section 2.7(a).

“Company Warrants” means warrants to purchase shares of Company Common Stock issued by the Company.

“Confidentiality Agreement” means the Mutual Non-Disclosure Agreement, dated as of March 31, 2021, by and between the Company and Parent.

“Consent” means any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

“Contemplated Transactions” means the Merger and the other transactions and actions contemplated by this Agreement to be consummated at or prior to the Closing (but not, for the avoidance of doubt, (i) the Registration Rights Agreement or the transactions contemplated thereby or (ii) actions proposed to be taken at the Parent Stockholders’ Meeting following the Closing pursuant to Section 4.2).

“Contingent Merger Consideration” has the meaning set forth in Section 1.16(b).

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“Contingent Merger Consideration Aggregate Reduction Amount” means the aggregate amount resulting from the sum of the following: without duplication (1) eighty percent (80%) of the amount of consulting, advisory and legal services and general and administrative expenses incurred by the Company, the Surviving Entity or Parent (including reasonable fees and disbursements of counsel) in connection with the negotiation, execution and delivery of the FL-101/103 Disposition Agreement and the consummation of the transactions contemplated under the FL-101/103 Disposition Agreement; plus (2) the amount of any FL-101/FL-103 Disposition Tax Liabilities; plus (3) the amount of any FL-401 Disposition Tax Liabilities plus (4) the amount of any and all Liabilities, Losses or obligations incurred or retained by the Company, the Surviving Entity or Parent in connection with the FL-101/103 Disposition Agreement, the performance of the obligations of the Surviving Entity or Parent under the FL-101/103 Disposition Agreement and the consummation of the transactions contemplated under the FL-101/103 Disposition Agreement, plus (5) the amount of any and all Liabilities, Losses or obligations incurred or retained by the Company, the Surviving Entity or Parent in connection with the Company FL-101/FL-103 Program Assets, the Company’s FL-101 program, the Company’s FL-103 program, and/or the ownership, conduct or operation of any of the foregoing, in each case whether prior to or after the Closing and whether pursuant to the FL-101/103 Disposition Agreement or otherwise; plus (6) the amount of any and all Liabilities, Losses or obligations incurred or retained by the Company, the Surviving Entity or Parent in connection with the FL-401 Disposition Agreement, the performance of the obligations of the Company, the Surviving Entity or Parent under the FL-401 Disposition Agreement, and the consummation of the transactions contemplated under the FL-401 Disposition Agreement; and plus (7) the amount of any and all Liabilities, Losses or obligations incurred or retained by the Company, the Surviving Entity or Parent in connection with the Company’s assets and/or programs sold pursuant to the FL-401 Disposition Agreement and/or the ownership, use, conduct or operation of such assets or programs by the Company, in each case whether pursuant to the FL-401 Disposition Agreement or otherwise. For the avoidance of doubt, if any liabilities, costs and expenses have been taken into account in connection with the Final Company Net Cash and, if applicable, the satisfaction of the Company Net Cash Deficit Amount, if any, pursuant to Section 1.15(d) or Section 8, then such amounts shall not be counted in the calculation of “Contingent Merger Consideration Aggregate Reduction Amount”.

“Contingent Merger Consideration Exchange Ratio” means with respect to any Contingent Merger Consideration that Parent is required to pay or provide pursuant to, and in accordance with, this Agreement (including, without limitation, Section 1.16), the quotient (rounded to two decimal places) obtained by dividing (1) the amount or number of such Contingent Merger Consideration by (b) the Company Fully Diluted Outstanding Shares.

“Contingent Merger Consideration Paying Agent” has the meaning set forth in Section 1.16(e).

“Contract” means, with respect to any Person, any written or oral agreement, contract, arrangement, subcontract, lease (whether for real or personal property), mortgage, license, sublicense or other legally binding commitment or undertaking of any nature to which such Person is a party or by which such Person or any of its assets are bound or affected under applicable Law.

“COVID-19” means “Coronavirus Disease 2019”, “COVID-19”, “COVID-19 virus”, the “coronavirus”, “coronavirus disease”, “2019 Novel Coronavirus”, “2019-nCOV” and/or the “novel coronavirus”, and any of their mutations, variants or permutations, and the outbreak, spread, and transmission thereof, efforts to control or limit the spread and transmission thereof, and any other effects or consequences of the foregoing.

“D&O Indemnified Parties” has the meaning set forth in Section 4.6(a).

“D&O Tail Policy” has the meaning set forth in Section 4.6(b).

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“Data Room” has the meaning set forth in Section 9.11(i).

“DGCL” means the General Corporation Law of the State of Delaware.

“Dissenting Shares” has the meaning set forth in Section 1.9(a).

“DLLCA” means the Delaware Limited Liability Company Act.

“Drug Regulatory Agency” has the meaning set forth in Section 2.14(a).

“EDGAR” has the meaning set forth in Section 3.

“Effect” means any effect, change, event, circumstance, or development.

“Encumbrance” means any lien, pledge, hypothecation, charge, mortgage, security interest, lease, license, option, easement, reservation, servitude, adverse title, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction or encumbrance of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

“Enforceability Exceptions” means the (a) Laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

“Entity” means any corporation (including any non-profit corporation), partnership (including any general partnership, limited partnership or limited liability partnership), joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity, and each of its successors.

“Environmental Law” means any Law relating to pollution or protection of human or worker health or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any Law or regulation relating to emissions, discharges, releases or threatened releases of Hazardous Materials, or otherwise relating to the use, manufacture, processing, distribution, use, treatment, storage, labeling, disposal, transport or handling of Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Estimated Company Net Cash” has the meaning set forth in Section 1.15(a).

“Estimated Company Net Cash Certificate” has the meaning set forth in Section 1.15(a).

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“Estimated Specified Post-Closing Liabilities” means the Company’s good faith estimates or projections of the Specified Post-Closing Liabilities, which estimates or projections are set forth in the Estimated Company Net Cash Certificate and the aggregate amount of all of such estimates or projections is reflected in the Estimated Company Net Cash Certificate as being $4,196,922.00.

“Exchange Act” means the Securities Exchange Act of 1934.

“Exchange Agent” means Continental Stock Transfer and Trust Company.

“Exchange Agent Agreement” means the Exchange Agent Agreement by and between Parent and the Exchange Agent.

“Exchange Fund” has the meaning set forth in Section 1.8(a).

“Expense Fund” has the meaning set forth in Section 9.13(e).

“FDA” has the meaning set forth in Section 2.14(a).

“FDCA” has the meaning set forth in Section 2.14(a).

“First Certificate of Merger” has the meaning set forth in Section 1.3.

“First Effective Time” has the meaning set forth in Section 1.3.

“First Merger” has the meaning set forth in the recitals to this Agreement.

“First Merger Sub” has the meaning set forth in the preamble of this Agreement.

“First Merger Sub Board” means the board of directors of First Merger Sub.

“First Merger Sub Board Approval” has the meaning set forth in the recitals of this Agreement.

“First Step Surviving Corporation” has the meaning set forth in Section 1.1.

“FL-101/FL-103 Disposition Agreement” means any definitive agreement executed and delivered by the Surviving Entity at any time after the First Effective Time pursuant to which the Surviving Entity either (i) sells or assigns to the FL-101/FL-103 Purchaser any or all of the Surviving Entity’s right, title and interest in and to the Fl-101/FL-103 Program Assets or (ii) grants an exclusive license and/or sublicense to the FL-101/FL-103 Purchaser under any of the FL-101/FL-103 Program Assets (including, without limitation, any Company IP that is included therein) to develop, have developed, use, have used, manufacture, have manufactured, sell, have sold or otherwise commercialize or have commercialized any compounds or products that are covered by a valid claim of any Company IP that is included in the FL-101/FL-103 Program Assets.

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“FL-101/FL-103 Disposition Tax Liabilities” means any Tax Liabilities incurred by any Parent Indemnified Party as a result of the FL-101/FL-103 Disposition Agreement or the consummation of the transactions contemplated under the FL-101/FL-103 Disposition Agreement (which amount of such Tax Liabilities shall be determined and calculated for purposes of this Agreement by not taking into account or utilizing the current period losses or deductions, net operating losses, tax credits or other tax attributes of any Person to reduce or offset any taxable income or gain realized by the Surviving Entity or Parent in connection with the consummation of the transactions contemplated under the FL-101/FL-103 Disposition Agreement, other than (i) any net operating losses of the Company as of immediately prior to the First Effective Time to the extent any such net operating losses of the Company can be used after the First Effective Time to reduce or offset any such taxable gain, and (ii) for the avoidance of doubt, any income Tax deductions realized by the Surviving Entity or Parent solely as a result of the consummation of the transactions contemplated under the FL-101/103 Disposition Agreement to the extent any such income Tax deductions realized by the Surviving Entity or Parent can be used after the First Effective Time to reduce or offset any such taxable gain), to the extent that such Tax Liabilities are not taken into account at or prior to the Closing in the calculation of Company Net Cash for purposes of this Agreement.

“FL-101/FL-103 Draft Disposition Agreement” has the meaning set forth in Section 1.16(a).

“FL-101/FL-103 Program Assets” means any and all assets owned or licensed (or purported to be owned or licensed) by the Company (including, without limitation, any Company IP) that are being used by the Company as of the date of this Agreement, or that are necessary, solely in connection with the Company’s development and/or commercialization activities as of the date of this Agreement pursuant to the Company’s Fl-101 program and/or FL-103 program.

“FL-101/FL-103 Purchaser” means the entity set forth on Section 1.16 of the Disclosure Schedules.

“FL-401 Disposition Agreement” means the Contract set forth on Section 1.16 of the Disclosure Schedules.

“FL-401 Disposition Tax Liabilities” means any Tax Liabilities incurred by the Company as a result of the FL-401 Disposition Agreement or the consummation of the transactions contemplated under the FL-401 Disposition Agreement (which amount of such Tax Liabilities shall be determined and calculated for purposes of this Agreement by not taking into account or utilizing the current period losses or deductions, net operating losses, tax credits or other tax attributes of any Person to reduce or offset any taxable income or gain realized by the Company in connection with the consummation of the transactions contemplated under the FL-401 Disposition Agreement, other than any current period losses or deductions of the Company or net operating losses of the Company as of immediately prior to the First Effective Time to the extent any such current period losses or deductions of the Company or net operating losses of the Company can be used to reduce or offset any such taxable gain), to the extent that such Tax Liabilities are not taken into account at or prior to the Closing in the calculation of Company Net Cash for purposes of this Agreement.

“FLSA” has the meaning set forth in Section 2.17(m).

“Fraud” means, with respect to any Person, an actual fraud (excluding any form of constructive and equitable fraud) under the common Law of the State of Delaware committed in connection with the making of the representations and warranties contained in this Agreement (as modified by the Company Disclosure Schedules and the Parent Disclosure Schedules, as applicable).

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“GAAP” means generally accepted accounting principles and practices in effect from time to time within the United States applied consistently throughout the period involved.

“GCP” has the meaning set forth in Section 2.14(e).

“GLP” has the meaning set forth in Section 2.14(e).

“Governmental Authorization” means any: (a) permit, license, certificate, franchise, permission, variance, exception, approval, exemption, order, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Law; or (b) right under any Contract with any Governmental Body.

“Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, bureau, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any taxing authority); or (d) self-regulatory organization (including Nasdaq).

“Hazardous Materials” means any pollutant, chemical, substance and any toxic, infectious, carcinogenic, reactive, corrosive, ignitable or flammable chemical, or chemical compound, or hazardous substance, material or waste, whether solid, liquid or gas, that is subject to regulation, control or remediation under any Environmental Law, including without limitation, crude oil or any fraction thereof, and petroleum products or byproducts, poly-and-per-fluorinated chemicals, bisphenol A, phthalates, toxic mold, or radiation.

“HIPAA” has the meaning set forth in Section 2.14(h).

“Holdback Shares” means 15,662 Parent Preferred Stock Payment Shares, subject to adjustment pursuant to Section 1.6(d); provided, however, that, from and after the mandatory conversion pursuant to the terms of the Certificate of Designation of all outstanding Parent Convertible Preferred Stock into shares of Parent Common Stock upon the approval of the Preferred Stock Conversion Proposal by the Required Parent Stockholder Vote at the Parent Stockholders’ Meeting, the term “Holdback Shares” shall mean 15,662,000 shares of Parent Common Stock, subject to adjustment pursuant to Section 1.6(d).

“Holdback Shares Exchange Ratio” means with respect to any Holdback Shares that are issued by Parent to the Company Stockholders pursuant to Section 1.13 or any other provision of this Agreement, the quotient (rounded to eight decimal places) obtained by dividing (a) the number of such Holdback Shares by (b) the Company Outstanding Shares.

“Holdback Shares Issue Date” has the meaning set forth in Section 1.13(b).

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“Holder Questionnaire” means a holder questionnaire and agreement in substantially the form attached hereto as Exhibit D.

“Indemnified Party” has the meaning set forth in Section 8.4(a).

“Indemnifying Party” has the meaning set forth in Section 8.4(a).

“Information Statement” has the meaning set forth in Section 4.1.

“Intellectual Property Rights” means and includes all intellectual property rights under the laws of any jurisdiction in the world, including: (a) rights associated with works of authorship (including software), including copyrights, moral rights, database rights, and mask works; (b) trademarks, service marks, trade dress, logos, trade name rights and other source identifiers, domain names and URLs and similar rights and any goodwill associated therewith; (c) trade secret rights (including trade secret rights under applicable Law), know-how, inventions, invention disclosures, methods, processes, protocols, specifications, techniques and other forms of technology; (d) patents and industrial property rights; (e) other similar proprietary rights in intellectual property; and (f) all rights in registrations, renewals, extensions, statutory invention registrations, provisionals, continuations, continuations-in-part, divisions, or reissues of, and applications for, any of the rights referred to in clauses (a) through (e) above, along with all rights to prosecute and perfect the same through administrative prosecution, registration, recordation or other administrative proceeding, and all causes of action and rights to sue or seek other remedies arising from or relating to the foregoing, including for past, present or future infringement of any of the foregoing.

“IRS” means the United States Internal Revenue Service.

“Intended Tax Treatment” has the meaning set forth in Section 4.10(a).

“Interim Balance Sheet Date” has the meaning set forth in Section 2.7(a).

“Investor Agreements” has the meaning set forth in Section 2.21(b).

“Knowledge” means, with respect to an individual, that such individual is actually aware of the relevant fact or such individual would reasonably be expected to know such fact in the ordinary course of the performance of such individual’s employment responsibilities after due inquiry. Any Person that is an Entity shall have Knowledge if any officer or director of such Person as of the date such knowledge is imputed has Knowledge of such fact or other matter.

“Law” means any federal, state, national, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of Nasdaq or the Financial Industry Regulatory Authority).

“Legal Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

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“Letter of Transmittal” has the meaning set forth in Section 1.8(b).

“Liability” has the meaning set forth in Section 2.9.

“Losses” means all claims, losses, royalties, liabilities, damages (including solely with respect to Third Party Claims and not with respect to any other claims, punitive, consequential, special, exemplary or similar damages claimed by such third party), deficiencies, Taxes, reduction in net operating losses (other than solely as a result of the consummation of the Contemplated Transactions), interest and penalties, costs and expenses, including reasonable attorneys’ fee and expenses, and expenses of investigation and defense.

“Merger” has the meaning set forth in the recitals of this Agreement.

“Merger Consideration” has the meaning set forth in Section 1.5.

“Merger Subs” has the meaning set forth in the preamble of this Agreement.

“Nasdaq” means the Nasdaq Stock Market, including the Nasdaq Global Market or such other Nasdaq market on which shares of Parent Common Stock are then listed.

“Nasdaq Listing Application” has the meaning set forth in Section 4.9.

“Net Cash Certificate” has the meaning set forth in Section 1.15(a).

“Ordinary Course of Business” means, in the case of each of the Company and Parent, such actions taken in the ordinary course of its normal operations and consistent with its past practices.

“Organizational Documents” means, with respect to any Person (other than an individual), (a) the certificate or articles of association or incorporation or organization or limited partnership or limited liability company, and any joint venture, limited liability company, operating or partnership agreement and other similar documents adopted or filed in connection with the creation, formation or organization of such Person and (b) all bylaws, regulations and similar documents or agreements relating to the organization or governance of such Person, in each case, as amended or supplemented.

“Parent” has the meaning set forth in the preamble of this Agreement.

“Parent Associate” means any current or former employee, independent contractor, officer or director of Parent.

“Parent Balance Sheet” means the unaudited balance sheet of Parent as of September 30, 2022, included in Parent’s Report on Form 10-Q for the quarterly period ended September 30, 2022, as filed with the SEC.

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“Parent Board” means the board of directors of Parent.

“Parent Board Approval” has the meaning set forth in the recitals of this Agreement.

“Parent Closing Common Stock Payment Shares Exchange Ratio” means the following ratio (rounded to eight decimal places): the quotient obtained by dividing (a) the aggregate number of Parent Common Stock Payment Shares by (b) the Company Fully Diluted Outstanding Shares, which ratio is 0.65194697.

“Parent Closing Preferred Stock Payment Shares Exchange Ratio” means the following ratio: (i) the quotient (rounded to eight decimal places) obtained by dividing (a) the aggregate number of Parent Preferred Stock Payment Shares by (b) the Company Fully Diluted Outstanding Shares, less (ii) the quotient (rounded to eight decimal places) obtained by dividing (x) the aggregate number of Parent Preferred Stock Payment Shares that are included in the Holdback Shares as of the First Effective Time by (y) the Company Outstanding Shares, which ratio is 0.00398917.

“Parent Closing Price” means $0.5501.

“Parent Common Stock” means the Common Stock, $0.001 par value per share, of Parent.

“Parent Common Stock Warrant Exchange Ratio” means the following ratio (rounded to eight decimal places): the quotient obtained by dividing (a) the aggregate number of Parent Common Stock Payment Shares by (b) the Company Fully Diluted Outstanding Shares, which ratio is 0.65194697.

“Parent Common Stock Assumed Company Warrant” has the meaning set forth in Section 1.10(b).

“Parent Common Stock Payment Shares” has the meaning set forth in Section 1.5.

“Parent Contract” means any Contract: (a) to which Parent or any of its Subsidiaries is a party; (b) by which Parent or any of its Subsidiaries or any Parent IP or any other asset of Parent or any of its Subsidiaries is or may become bound or under which Parent or any of its Subsidiaries has, or may become subject to, any obligation; or (c) under which Parent or any of its Subsidiaries has or may acquire any right or interest.

“Parent Convertible Preferred Stock” means Parent’s Series X Non-Voting Convertible Preferred Stock, par value $0.001 per share, with the rights, preferences, powers and privileges specified in the Certificate of Designation.

“Parent Covered Person” means, with respect to Parent as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

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“Parent Fundamental Representations” means, collectively, the representations and warranties of Parent and Merger Subs set forth in Section 3.1 (Due Organization; Subsidiaries), Section 3.2 (Organizational Documents) (but only the first sentence thereof), Section 3.3 (Authority; Binding Nature of Agreement), Section 3.4 (Vote Required), Section 3.6 (Capitalization), Section 3.9 (No Financial Advisors), and Section 3.10 (Valid Issuance).

“Parent Indemnified Parties” has the meaning set forth in Section 8.2(a).

“Parent IP” means all Intellectual Property Rights that are owned or purported to be owned by, assigned to, or exclusively licensed by, Parent or its Subsidiaries.

“Parent Material Adverse Effect” means any Effect that, considered together with all other Effects that have occurred prior to the date of determination of the occurrence of a Parent Material Adverse Effect, has or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of Parent; provided, however, that Effects arising or resulting from the following shall not be taken into account in determining whether there has been a Parent Material Adverse Effect: (a) general business or economic conditions affecting the industry in which Parent operates, (b) acts of war, armed hostilities or terrorism, acts of God or comparable events, epidemics, pandemics or disease outbreaks (including COVID-19) or any worsening of the foregoing, or any declaration of martial law, quarantine or similar directive, policy or guidance or Law or other action by any Governmental Body in response thereto, (c) changes in financial, banking or securities markets, (d) any change in the stock price or trading volume of Parent Common Stock (it being understood, however, that any Effect causing or contributing to any change in stock price or trading volume of Parent Common Stock may be taken into account in determining whether a Parent Material Adverse Effect has occurred, unless such Effects are otherwise excepted from this definition); (e) any change in, or any compliance with or action taken for the purpose of complying with, any Law or GAAP (or interpretations of any Law or GAAP); (f) resulting from the announcement of this Agreement or the pendency of the Contemplated Transactions; or (g) resulting from the taking of any action or the failure to take any action, by Parent that is required to be taken by this Agreement, except in each case with respect to clauses (a) through (c), to the extent disproportionately affecting Parent relative to other similarly situated companies in the industries in which Parent operates.

“Parent Net Cash Certificate” has the meaning set forth in Section 1.15(b).

“Parent Options” means restricted stock units, options or other rights (other than Parent Warrants) to purchase shares of Parent Common Stock issued by Parent.

“Parent Preferred Stock Warrant Exchange Ratio” means the following ratio (rounded to eight decimal places): the quotient obtained by dividing (a) the aggregate number of Parent Preferred Stock Payment Shares by (b) the Company Fully Diluted Outstanding Shares, which ratio is 0.00450672.

“Parent Preferred Stock Assumed Company Warrant” has the meaning set forth in Section 1.10(b).

“Parent Preferred Stock Payment Shares” has the meaning set forth in Section 1.5.

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“Parent Sale” means, other than the Contemplated Transactions, the conversion of the Parent Preferred Stock Payment Shares, or any other transaction contemplated by this Agreement, (a) any transaction or series of related transactions that results in any Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) acquiring equity securities that represent more than 50% of the total voting power of Parent, or (b) a sale or disposition of all or substantially all of the assets of Parent and its Subsidiaries on a consolidated basis, in each case that results in Parent Common Stock being converted into cash or other consideration (including equity securities of another Person) (other than a transaction where Parent Common Stock is converted into equity securities of a Person who has substantially similar ownership to Parent immediately prior to such transaction).

“Parent SEC Documents” has the meaning set forth in Section 3.7.

“Parent Stock Plans” means collectively, Parent’s stock option plans and other plans, programs, agreements or arrangements providing for any equity-based compensation disclosed in the Parent SEC Documents filed with the SEC prior to the date of this Agreement and publicly available on EDGAR, each as may be amended from time to time.

“Parent Stockholder Matters” has the meaning set forth in Section 4.2(a)(ii).

“Parent Stockholders’ Meeting” has the meaning set forth in Section 4.2(a).

“Parent Warrants” means warrants to purchase shares of Parent Common Stock issued by Parent.

“Party” or “Parties” means the Company, First Merger Sub, Second Merger Sub, Parent, and the Stockholder Representative.

“Pending Claim” has the meaning set forth in Section 8.1(e).

“Permitted Encumbrance” means: (a) any Encumbrance for current Taxes not yet due and payable or for Taxes that are being contested in good faith and, in each case, for which adequate reserves have been made on the Company Unaudited Interim Balance Sheet or the Parent Balance Sheet, as applicable, in accordance with GAAP; (b) minor liens that have arisen in the Ordinary Course of Business and that do not (in any case or in the aggregate) materially detract from the value of the assets or properties subject thereto or materially impair the operations of the Company or any of its Subsidiaries or Parent, as applicable; (c) statutory liens to secure obligations to landlords, lessors or renters under leases or rental agreements; (d) deposits or pledges made in connection with, or to secure payment of, workers’ compensation, unemployment insurance or similar programs mandated by Law; (e) non-exclusive licenses of Intellectual Property Rights granted by the Company or any of its Subsidiaries or Parent, as applicable, in the Ordinary Course of Business and that do not (in any case or in the aggregate) materially detract from the value of the Intellectual Property Rights subject thereto; and (f) statutory liens in favor of carriers, warehousemen, mechanics and materialmen, to secure claims for labor, materials or supplies.

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“Per Share Assumed Company Warrant Amount” means (i) as of the relevant time of reference thereto, a fraction, the numerator of which is one, and the denominator of which is the aggregate number of shares of Parent Common Stock that would underlie all of the Assumed Company Warrants immediately after the First Effective Time if (i) all Company Warrants outstanding immediately prior to the First Effective Time were assumed by Parent and converted into Assumed Company Warrants in accordance with the provisions of Section 1.10, and (ii) such aggregate number of shares of Parent Common Stock that would underlie all of such Assumed Company Warrants were calculated on an as-converted to Parent Common Stock basis by treating all shares of Parent Convertible Preferred Stock that would underlie all of such Assumed Company Warrants immediately after the First Effective Time as if all of such shares of Parent Convertible Preferred Stock had then been converted into shares of Parent Common Stock in accordance with the terms of the Parent Convertible Preferred Stock (and, for this purpose, disregarding and without taking into account any provision of the Certificate of Designation that limits or restricts the conversion of shares of Parent Convertible Preferred Stock into shares of Parent Common Stock at any time prior to obtaining the requisite approval of the stockholders of Parent to the Preferred Stock Conversion Proposal).

“Person” means any individual, Entity or Governmental Body.

“PHSA” has the meaning set forth in Section 2.14(a).

“Pre-Closing Tax Period” means, any taxable period ending on or before the Closing Date and, for any Straddle Period, the portion thereof that ends on and includes the Closing Date.

“Pre-Closing Tax Period Return” has the meaning set forth in Section 4.10(i).

“Pre-Closing Taxes” means, without duplication of any amount included in the calculation of the Company Net Cash, (i) all Taxes with respect to the Company or its Subsidiaries with respect to any Pre-Closing Tax Period (in the case of any Straddle Period, as determined in accordance with Section 4.10(c)), (ii) any Taxes of any member of any consolidated, combined or unitary or aggregate group of which the Company or any of its Subsidiaries is or has been a member on or prior to the Closing Date, including pursuant to Treasury Regulation Section 1.1502-6 (or any corresponding or similar provision of state, local or foreign Tax Law), (iii) any and all Taxes of any Person (other than the Company or its Subsidiaries) imposed on the Company or its Subsidiaries as transferee or successor, by assumption, operation of Law, Contract or otherwise, and/or (iv) Taxes attributable to a breach of a representation or warranty set forth in Section 2.16 (which, notwithstanding anything elsewhere in this Agreement to the contrary, shall not be subject to any limitation in respect of any disclosure set forth in the Company Disclosure Schedule and shall be determined without regard to any materiality or knowledge qualifiers).

“Preferred Stock Conversion Proposal” has the meaning set forth in Section 1.5.

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“Pro Rata Share” means, with respect to a Company Stockholder, a percentage representing a fraction, the numerator of which is the portion of the Parent Common Stock Payment Shares, the Parent Preferred Stock Payment Shares and the Holdback Shares that such Company Stockholder is entitled to receive pursuant to this Agreement immediately after the First Effective Time (treating, solely for purposes of this definition, all of the Holdback Shares as if they are issued by Parent to the Company Stockholders pursuant to this Agreement immediately after the First Effective Time), and the denominator of which is the aggregate Parent Common Stock Payment Shares, Parent Preferred Stock Payment Shares and Holdback Shares that all Company Stockholders are entitled to receive pursuant to this Agreement (treating, solely for purposes of this definition, all of the Holdback Shares as if they are issued by Parent to the Company Stockholders pursuant to this Agreement immediately after the First Effective Time). Solely for purposes of this definition, (i) the Holdback Shares shall be deemed and treated as if they are issued by the Parent to the Company Stockholders pursuant to this Agreement immediately after the First Effective Time, and (ii) all shares of Parent Convertible Preferred Stock included as part of the Merger Consideration (including the Holdback Shares) that the Company Stockholders are entitled to receive pursuant to this Agreement shall be deemed and treated as if all of such shares of Parent Convertible Preferred Stock are converted into the full number of shares of Parent Common Stock into which such shares of Parent Convertible Preferred Stock are convertible immediately after the First Effective Time (disregarding and without taking into account any provision of the Certificate of Designation that limits or restricts the conversion of shares of Parent Convertible Preferred Stock into shares of Parent Common Stock at any time prior to obtaining the requisite approval of the stockholders of Parent to the Preferred Stock Conversion Proposal).

“Proxy Statement” has the meaning set forth in Section 4.3(a).

“Reference Date” means November 9, 2022.

“Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of the date hereof, by and among Parent, certain of the Company Stockholders and, if applicable, certain of the Assumed Company Warrant Stockholders, in the form attached hereto as Exhibit E.

“Registered IP” means all Intellectual Property that are registered or issued under the authority of, with or by any Governmental Body, including all patents, registered copyrights, registered mask works, and registered trademarks, service marks and trade dress, and all applications for any of the foregoing.

“Representatives” means directors, officers, employees, agents, attorneys, accountants, investment bankers, advisors and representatives.

“Representative Losses” has the meaning set forth in Section 9.13(f).

“Required Company Stockholder Vote” has the meaning set forth in the recitals of this Agreement.

“Required Parent Stockholder Vote” has the meaning set forth in Section 3.4.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the United States Securities and Exchange Commission.

“Second Certificate of Merger” has the meaning set forth in Section 1.3.

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“Second Effective Time” has the meaning set forth in Section 1.3.

“Second Merger” has the meaning set forth in the recitals of this Agreement.

“Second Merger Sub” has the meaning set forth in the preamble of this Agreement.

“Second Merger Sub Sole Member Approval” has the meaning set forth in the recitals of this Agreement.

“Section 1.15(d) Pro Rata Share” means: (A) with respect to a Company Stockholder at the relevant time of reference thereto, a percentage representing a fraction, the numerator of which is the portion of the Parent Common Stock Payment Shares, the Parent Preferred Stock Payment Shares and the Holdback Shares that such Company Stockholder is entitled to receive pursuant to this Agreement immediately after the First Effective Time, and the denominator of which is the sum of (1) the aggregate Parent Common Stock Payment Shares, Parent Preferred Stock Payment Shares and Holdback Shares that all Company Stockholders are entitled to receive pursuant to this Agreement immediately after the First Effective Time, plus (2) the aggregate number of shares of Parent Common Stock and Parent Convertible Preferred Stock actually previously issued by Parent to all of the Assumed Company Warrant Stockholders upon exercise of any and all Assumed Company Warrants; and (B) with respect to an Assumed Company Warrant Stockholder at the relevant time of reference thereto, a percentage representing a fraction, the numerator of which is the portion of the shares of Parent Common Stock and Parent Convertible Preferred Stock actually previously issued by Parent to such Assumed Company Warrant Stockholder upon exercise of any Assumed Company Warrants by such Assumed Company Warrant Stockholder, and the denominator of which is the sum of (1) the aggregate Parent Common Stock Payment Shares, Parent Preferred Stock Payment Shares and Holdback Shares that all Company Stockholders are entitled to receive pursuant to this Agreement immediately after the First Effective Time, plus (2) the aggregate number of shares of Parent Common Stock and Parent Convertible Preferred Stock actually previously issued by Parent to all of the Assumed Company Warrant Stockholders upon exercise of any and all Assumed Company Warrants. Solely for purposes of this definition, (i) the Holdback Shares shall be deemed and treated as if they were issued by the Parent to the Company Stockholders pursuant to this Agreement immediately after the First Effective Time, and (ii) all shares of Parent Convertible Preferred Stock included as part of the Merger Consideration (including the Holdback Shares) that the Company Stockholders are entitled to receive pursuant to this Agreement shall be deemed and treated as if all of such shares of Parent Convertible Preferred Stock were converted into the full number of shares of Parent Common Stock into which such shares of Parent Convertible Preferred Stock are convertible immediately after the First Effective Time (disregarding and without taking into account any provision of the Certificate of Designation that limits or restricts the conversion of shares of Parent Convertible Preferred Stock into shares of Parent Common Stock at any time prior to obtaining the requisite approval of the stockholders of Parent to the Preferred Stock Conversion Proposal).

“Securities Act” means the Securities Act of 1933, as amended.

“Seller Indemnified Parties” has the meaning set forth in Section 8.2(b).

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“Sensitive Data” has the meaning set forth in Section 2.12(g).

“Specified Losses” has the meaning set forth in Section 8.3(c).

“Specified Post-Closing Liabilities” means certain specified liabilities, costs and expenses to be incurred or paid for by the Surviving Entity or Parent after the Closing that relate to the Company or its business, Contracts, assets, liabilities or commitments, including, without duplication, liabilities, costs and expenses to be incurred or paid for by the Surviving Entity or Parent after the Closing that relate to (1) the FL-101/FL-103 Program Assets, (2) the FL-101/FL-103 Disposition Agreement, (3) the consummation of the transactions contemplated under the FL-101/FL-103 Disposition Agreement (including, without limitation, the FL-101/FL-103 Disposition Tax Liabilities), (4) certain assets subject to the FL-401 Disposition Agreement, (5) the performance of the Company’s obligations under FL-401 Disposition Agreement, (6) certain consulting, advisory and legal services and general and administrative expenses related to the matters described in the foregoing clauses (1)-(5); provided, that, notwithstanding the foregoing, “Specified Post-Closing Liabilities” (i) shall only include eighty percent (80%) of the amount of out-of-pocket costs and expenses incurred by Parent and the Surviving Entity after the Closing for consulting, advisory and legal services (including reasonable fees and disbursements of counsel) in connection with the negotiation, execution and delivery of the FL-101/103 Disposition Agreement and the consummation of the transactions contemplated under the FL-101/103 Disposition Agreement and (ii) shall not include any amounts that are reflected in and have been taken into account in connection with the calculation of Contingent Merger Consideration Aggregate Reduction Amount but only if and to the extent that the Contingent Merger Consideration Aggregate Reduction Amount has been satisfied pursuant to Section 1.16(b).

“Stockholder Approved Tax Matter” means (a) amending or otherwise changing any Tax Return or Tax election of the Company for a Pre-Closing Tax Period or Straddle Period; (b) revoking an election on any Tax Return filed after the Closing Date that adversely affects the Taxes or Tax Returns of the Company for a Pre-Closing Tax Period or Straddle Period; (c) extending or waiving the applicable statute of limitations with respect to a Tax of the Company for a Pre-Closing Tax Period or Straddle Period; (d) filing any ruling request with any Governmental Body that relates to Taxes or Tax Returns of the Company for a Pre-Closing Tax Period or Straddle Period; or (e) any disclosure to, or discussions with, any Governmental Body regarding any Tax or Tax Returns of the Company for a Pre-Closing Tax Period or Straddle Period, including disclosure to, or discussions with, a Governmental Body with respect to filing Tax Returns or paying Taxes for a Pre-Closing Tax Period (or Straddle Period) in jurisdictions that the Company did not file a Tax Return (or pay Taxes) for such periods.

“Stockholder Representative” has the meaning set forth in the preamble of this Agreement.

“Stockholder Written Consent” has the meaning set forth in the recitals of this Agreement.

“Straddle Period” means any taxable period that includes, but does not end on, the Closing Date.

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An entity shall be deemed to be a “Subsidiary” of a Person if such Person directly or indirectly owns or purports to own, beneficially or of record, (a) an amount of voting securities or other interests in such entity that is sufficient to enable such Person to elect at least a majority of the members of such entity’s board of directors or other governing body, or (b) at least 50% of the outstanding equity, voting, beneficial or financial interests in such Entity.

“Surviving Entity” has the meaning set forth in Section 1.1.

“Takeover Statute” means any “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover Law.

“Tax” means any (i) federal, state, local, foreign or other tax, including any income, capital gain, gross receipts, capital stock, profits, transfer, estimated, registration, stamp, premium, customs duty, ad valorem, occupancy, occupation, alternative, add-on, windfall profits, value added, severance, property, business, production, sales, use, license, excise, franchise, employment, payroll, social security, disability, unemployment, workers’ compensation, national health insurance, withholding or other taxes, duties, fees, assessments or governmental charges, surtaxes or deficiencies thereof in the nature of a tax, however denominated (whether imposed directly or through withholding and whether or not disputed), and including any fine, penalty, addition to tax, or interest or additional amount imposed by a Governmental Body with respect thereto (or attributable to the nonpayment thereof) and (ii) any liability for payment of amounts described in clause (i) whether as a result of transferee or successor liability, of being a member of an affiliated, consolidated, combined or unitary group for any period, pursuant to a Contract, through operation of Law or otherwise.

“Tax Contest” has the meaning set forth in Section 2.12(g)(i).

“Tax Return” means any return (including any information return), report, statement, declaration, claim for refund, estimate, schedule, notice, notification, form, election, certificate or other document, and any amendment or supplement to any of the foregoing, filed with or submitted to, or required to be filed with or submitted to, any Governmental Body (or provided to a payee) in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Law relating to any Tax.

“Third Party Claim” has the meaning set forth in Section 8.4(c).

“Treasury Regulations” means the United States Treasury regulations promulgated under the Code.

“WARN Act” means the Worker Adjustment Retraining and Notification Act of 1988, as amended, or any similar state or local plant closing mass layoff statute, rule or regulation.

“Withholding Agent” has the meaning set forth in Section 1.12.

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Exhibit 3.1

LEAP THERAPEUTICS, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES X NON-VOTING CONVERTIBLE PREFERRED STOCK

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

THE UNDERSIGNED DOES HEREBY CERTIFY, on behalf of Leap Therapeutics, Inc., a Delaware corporation (the “Corporation”), that the following resolution was duly adopted by the Board of Directors of the Corporation (the “Board of Directors”), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), by unanimous written consent dated January 2, 2023, which resolution provides for the creation of a series of the Corporation’s preferred stock, $0.001 par value per share, which is designated as “Series X Non-Voting Convertible Preferred Stock,” with the preferences, rights and limitations set forth herein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Corporation.

WHEREAS: pursuant to, and in accordance with, that certain Agreement and Plan of Merger, dated as of the date hereof, by and among the Corporation, Fire Merger Sub, Inc., a wholly-owned subsidiary of the Corporation (“First Merger Sub”), Flame Biosciences LLC, a wholly-owned subsidiary of the Corporation, Flame Biosciences, Inc. (“Target”), and the Stockholder Representative named therein (the “Merger Agreement”), First Merger Sub is agreeing to merge with and into Target, with Target surviving such merger to become a wholly-owned subsidiary of the Corporation (the “Merger”), and the Corporation is agreeing to issue to the stockholders and other equityholders of Target up to 19,794,373 shares of common stock of the Corporation and up to 136,833 shares of a new series of non-voting convertible preferred stock of the Corporation designated as Series X Non-Voting Convertible Preferred Stock, in exchange for all of the shares of common stock and other equity securities of Target owned by such stockholders and other equityholders of Target.

WHEREAS: the Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), provides for a class of its authorized stock known as preferred stock, $0.001 par value per share, consisting of 10,000,000 shares (the “Preferred Stock”), issuable from time to time in one or more series.

WHEREAS: the Certificate of Incorporation also provides that the Board of Directors has the authority to create one or more series of Preferred Stock from time to time, and, in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designations relating thereto in accordance with the DGCL, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the DGCL.

WHEREAS: in connection with the execution and delivery of the Merger Agreement by the Corporation, Target and the other parties thereto and the consummation of the Merger and the other transactions contemplated by the Merger Agreement, the Board of Directors desires to create a new series of non-voting convertible preferred stock designated as Series X Non-Voting Convertible Preferred Stock which shall be economically equal to the common stock of the Corporation and which shall be convertible into common stock of the Corporation subject to receipt of Stockholder Approval (defined below).

NOW, THEREFORE, BE IT

RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, (i) a new series of Preferred Stock of the Corporation designated as Series X Non-Voting Convertible Preferred Stock be, and hereby is, created and authorized by the Board of Directors, (ii) the Board of Directors hereby authorizes the issuance of up to 136,833 shares of Series X Non-Voting Convertible Preferred Stock subject to, and upon, the terms and conditions set forth in the Merger Agreement, and (iii) the Board of Directors hereby fixes the designation, number of shares, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions, of the shares of such new series of Preferred Stock, including, without limitation, the dividend rights, conversion rights, and liquidation preferences thereof, in addition to any provisions set forth in the Certificate of Incorporation that are applicable to any and all classes or series of Preferred Stock, as follows:

TERMS OF SERIES X NON-VOTING CONVERTIBLE PREFERRED STOCK

1.	Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally are open for use by customers on such day.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, $0.001 par value per share, and the Corporation’s stock of any other class into which such common stock or such stock of any other class may hereafter be reclassified or changed.

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“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series X Non-Voting Preferred Stock in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means a holder of shares of Series X Non-Voting Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, NYSE American or the New York Stock Exchange (or any successors to any of the foregoing).

2.	Designation, Amount and Par Value. The series of Preferred Stock created and authorized by this Certificate of Designation shall be designated as the Corporation’s Series X Non-Voting Convertible Preferred Stock (the “Series X Non-Voting Preferred Stock”) and the number of shares of such series of Preferred Stock shall be 150,000. Each share of Series X Non-Voting Preferred Stock shall have a par value of $0.001 per share.

3.	Dividends. Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of the Series X Non-Voting Preferred Stock (on an as-if-converted-to-Common-Stock basis, without regard to the Beneficial Ownership Limitation) equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends payable in the form of Common Stock) are paid on shares of the Common Stock. Other than as set forth in the previous sentence, no other dividends shall be paid on shares of Series X Non-Voting Preferred Stock, and the Corporation shall pay no dividends (other than dividends payable in the form of Common Stock) on shares of the Common Stock unless it simultaneously complies with the previous sentence.

4.	Voting Rights.

4.1	Except as otherwise provided herein or as otherwise required by the DGCL, the Series X Non-Voting Preferred Stock shall have no voting rights. However, as long as any shares of Series X Non-Voting Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series X Non-Voting Preferred Stock: (i) alter or change adversely the powers, preferences or rights given to the Series X Non-Voting Preferred Stock or alter or amend this Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or bylaws of the Corporation, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, in each case if any such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series X Non-Voting Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise, (ii) issue shares of Series X Non-Voting Preferred Stock (other than pursuant to, and in accordance with, the Merger Agreement), or increase the number of authorized shares of Series X Non-Voting Preferred Stock, or decrease the number of authorized shares of Series X Non-Voting Preferred Stock below an aggregate number of shares of Series X Non-Voting Preferred Stock equal to the sum of the total number of shares of Series X Non-Voting Preferred Stock then outstanding plus the total number of shares of Series X Non-Voting Preferred Stock issuable pursuant to the Merger Agreement that have not then previously been so issued, (iii) prior to the Stockholder Approval (as defined below), consummate either: (A) any Fundamental Transaction (as defined below) or (B) any merger or consolidation of the Corporation with or into another entity or any stock sale to, or other business combination in which the stockholders of the Corporation immediately before such transaction do not hold at least a majority of the capital stock of the Corporation immediately after such transaction or (iv) enter into any agreement with respect to any of the foregoing.

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4.2	Any vote required or permitted under Section 4.1 may be taken at a meeting of the Holders or through the execution of an action by written consent in lieu of such meeting, provided that the consent is executed by Holders representing a majority of the outstanding shares of Series X Non-Voting Preferred Stock.

5.	Rank; Liquidation.

5.1	The Series X Non-Voting Preferred Stock shall rank, with respect to any distributions to any of the stockholders of the Corporation out of the assets, if any, of the Corporation, whether capital or surplus, available for distribution to the stockholders of the Corporation upon any Liquidation (as defined in Section 5.2 below) (any and all of such distributions being referred to, collectively, as “Distributions”), as follows: (i) senior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms junior to the Common Stock (“Junior Securities”); (ii) on parity with the Common Stock and any other class or series of capital stock of the Corporation hereafter created specifically ranking by its terms on parity with the Series X Non-Voting Preferred Stock or the Common Stock (“Parity Securities”); and (iii) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms senior to the Common Stock (“Senior Securities”).

5.2	Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), each Holder shall be entitled to receive, in preference to any Distributions to the holders of the Junior Securities, pari passu with any Distributions to the holders of the Parity Securities, and subject and junior to the prior and superior rights of the holders of any Senior Securities to receive any Distributions, an equivalent amount of Distributions as would be paid on the Common Stock underlying such Holder’s shares of Series X Non-Voting Preferred Stock, determined on an as-converted to Common Stock basis by treating all then outstanding shares of Series X Non-Voting Preferred Stock as if they had been converted to Common Stock (without regard to the Beneficial Ownership Limitation) and all then outstanding Parity Securities that are entitled to receive Distributions on substantially the same terms as the Series X Non-Voting Preferred Stock as if such then outstanding Parity Securities had been converted to Common Stock (without regard to any Beneficial Ownership limitation similar to the Beneficial Ownership Limitation), plus, without duplication, an additional amount equal to any dividends declared but unpaid on such Holder’s shares of Series X Non-Voting Preferred Stock, before any Distributions to holders of any class of any Junior Securities. If, upon any such Liquidation, the assets of the Corporation shall be insufficient to pay the Holders of shares of the Series X Non-Voting Preferred Stock the amount required under the preceding sentence, then all remaining assets of the Corporation available for distribution to the stockholders of the Corporation shall be distributed ratably to the Holders and the holders of Parity Securities in accordance with the respective amounts that would be payable on all outstanding Series X Non-Voting Preferred Stock and all outstanding Parity Securities if all amounts payable thereon upon any such Liquidation were paid in full. For the avoidance of any doubt, a Fundamental Transaction shall not be deemed a Liquidation unless the Corporation expressly declares that such Fundamental Transaction shall be treated as if it were a Liquidation.

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6.	Conversion.

6.1	Automatic and Optional Conversions. The shares of Series X Non-Voting Preferred Stock shall be convertible into shares of Common Stock as follows:

6.1.1        Automatic Conversion on Stockholder Approval. Effective as of 5:00 p.m. Eastern Time on the second (2nd) Trading Day after the Corporation’s stockholders approve the conversion of the Series X Non-Voting Preferred Stock into shares of Common Stock in accordance with the listing rules of the Nasdaq Stock Market (the “Stockholder Approval”), each share of Series X Non-Voting Preferred Stock then outstanding shall automatically convert into a number of shares of Common Stock equal to the Conversion Ratio (as defined in Section 6.2 below), subject to the Beneficial Ownership Limitation set forth in Section 6.3 (the “Automatic Conversion”). In determining the application of the Beneficial Ownership Limitations solely with respect to the Automatic Conversion, the Corporation shall calculate beneficial ownership for each Holder assuming beneficial ownership of: (x) the number of shares of Common Stock issuable in such Automatic Conversion (treating, solely for purposes of this sentence, such Holder as being the record and beneficial owner immediately prior to the Automatic Conversion of any Holdback Shares (as defined in the Merger Agreement) that such Holder would then be entitled to receive pursuant to the Merger Agreement if all of the Holdback Shares then issuable by the Corporation pursuant to the Merger Agreement were then issued and outstanding), plus (y) any additional shares of Common Stock for which a Holder has provided the Corporation with prior written notice of beneficial ownership within forty five (45) days prior to the date of Stockholder Approval (a “Beneficial Ownership Statement”). If a Holder fails to provide the Corporation with a Beneficial Ownership Statement within forty five (45) days prior to the date of Stockholder Approval, then the Corporation shall presume the Holder’s beneficial ownership of Common Stock (apart from the Initial Conversion Shares and any Holdback Shares that such Holder is treated as owning of record and beneficially pursuant to clause (x) above in this Section 6.1.1) to be zero. The shares of Common Stock issued upon the Automatic Conversion are referred to as the “Initial Conversion Shares” and shares of Series X Non-Voting Preferred Stock that are converted in the Automatic Conversion are referred to as the “Converted Stock”. The Initial Conversion Shares shall be issued as follows:

(a)	Converted Stock that is registered in book entry form shall be automatically cancelled upon the Automatic Conversion and converted into the corresponding Initial Conversion Shares, which shares shall be issued in book entry form and without any action on the part of the Holders.

(b)	Converted Stock that is issued in certificated form shall be deemed converted into the corresponding Initial Conversion Shares on the date of Automatic Conversion and the Holder’s rights as a holder of such shares of Converted Stock shall cease and terminate on such date, excepting only the right to receive the Initial Conversion Shares upon the Holder tendering to the Corporation (or its designated agent) the stock certificate(s) (duly endorsed) representing such certificated Converted Stock.

(c)	Notwithstanding the cancellation of the Converted Stock upon the Automatic Conversion, Holders of Converted Stock shall continue to have any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert the Converted Stock.

6.1.2        Optional Conversion Following Stockholder Approval. Subject to Section 6.1.1 and Section 6.3, at any time and from time to time as of 5:00 p.m. Eastern Time on the second (2nd) Trading Day after the Stockholder Approval is obtained, each Holder of shares of Series X Non-Voting Preferred Stock that were not subject to the Automatic Conversion may, at its option, effect conversions other than the Automatic Conversion of shares of Series X Non-Voting Preferred Stock into a number of shares of Common Stock equal to the Conversion Ratio (each, an “Optional Conversion”) by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”), duly completed and executed. Provided the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The date on which an Optional Conversion shall be deemed effective (the “Conversion Date”) shall be the Trading Day that the Notice of Conversion, completed and executed, is sent via email to, and received during regular business hours by, the Corporation; provided that the original certificate(s) (if any) representing such shares of Series X Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation within two (2) Trading Days thereafter. In all other cases, the Conversion Date shall be defined as the Trading Day on which the original certificate(s) (if any) representing such shares of Series X Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.

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6.2	Conversion Ratio. The “Conversion Ratio” for each share of Series X Non-Voting Preferred Stock shall be 1,000 shares of Common Stock issuable upon the conversion of each share of Series X Non-Voting Preferred Stock (corresponding to a ratio of 1,000:1), subject to adjustment as provided herein.

6.3	Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Corporation shall not effect any conversion of the Series X Non-Voting Preferred Stock, and a Holder shall not have the right to convert any portion of the Series X Non-Voting Preferred Stock, to the extent that, after giving effect to an attempted or proposed conversion pursuant to the Automatic Conversion or pursuant to an Optional Conversion as set forth on an applicable Notice of Conversion, as the case may be, such Holder (together with any other Person whose beneficial ownership of Common Stock would be aggregated with such Holder’s for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series X Non-Voting Preferred Stock subject to the Automatic Conversion or the Notice of Conversion, as applicable, with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series X Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained herein. For purposes of this Section 6.3, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission. For purposes of this Section 6.3, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Corporation that is filed with the Commission, or (C) a more recent notice by the Corporation or the Corporation’s transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding. Upon the written request of a Holder (which may be by email), the Corporation shall, within three (3) Trading Days thereof, confirm in writing to such Holder (which may be via email) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Corporation, including shares of Series X Non-Voting Preferred Stock, by such Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall initially be set at 9.9% for each Holder and its Attribution Parties and may be adjusted at the discretion of the Holder to a number between 9.9% and 19.9% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock pursuant to the Automatic Conversion or such Notice of Conversion (as applicable), to the extent permitted pursuant to this Section 6.3. In the case of any Optional Conversion, the Corporation shall be entitled to rely on representations made to it by the Holder in any Notice of Conversion regarding its Beneficial Ownership Limitation. Notwithstanding the foregoing, by written notice to the Corporation, (i) which will not be effective until the sixty-first (61st) day after such written notice is delivered to the Corporation, the Holder may reset the Beneficial Ownership Limitation percentage to a higher percentage, not to exceed 19.9%, to the extent then applicable and (ii) which will be effective immediately after such notice is delivered to the Corporation, the Holder may reset the Beneficial Ownership Limitation percentage to a lower percentage (but in no event less than 9.9%). Upon such a change by a Holder of the Beneficial Ownership Limitation, the Beneficial Ownership Limitation may not be further amended by such Holder without first providing the minimum notice required by this Section 6.3. Notwithstanding the foregoing, at any time following notice of a Fundamental Transaction, the Holder may change the Beneficial Ownership Limitation (not to exceed 19.9%) effective immediately upon written notice to the Corporation and may reinstitute a Beneficial Ownership Limitation at any time thereafter effective immediately upon written notice to the Corporation.

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6.4	Mechanics of Conversion.

6.4.1	Delivery of Certificate or Electronic Issuance Upon Conversion. Not later than two (2) Trading Days after the applicable Conversion Date, or if the Holder requests the issuance of physical certificate(s), two (2) Trading Days after receipt by the Corporation of the original certificate(s) representing such shares of Series X Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion (the “Share Delivery Date”), the Corporation shall either: (a) deliver, or cause to be delivered, to the converting Holder a physical certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of shares of Series X Non-Voting Preferred Stock, or (b) in the case of a DWAC Delivery (if so requested by the Holder), electronically transfer such Conversion Shares by crediting the account of the Holder’s prime broker with DTC through its DWAC system. If in the case of any Notice of Conversion such certificate or certificates for the Conversion Shares are not delivered to or as directed by or, in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Notice of Conversion by written notice to the Corporation at any time on or before its receipt of such certificate or certificates for Conversion Shares or electronic receipt of such shares, as applicable, in which event the Corporation shall promptly return to such Holder any original Series X Non-Voting Preferred Stock certificate delivered to the Corporation and such Holder shall promptly return to the Corporation any Common Stock certificates or otherwise direct the return of any shares of Common Stock delivered to the Holder through the DWAC system, representing the shares of Series X Non-Voting Preferred Stock unsuccessfully tendered for conversion to the Corporation.

6.4.2	Obligation Absolute. Subject to Section 6.3 and Section 6.4.4 hereof and subject to a Holder’s right to rescind a Notice of Conversion pursuant to Section 6.4.1 above, the Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of outstanding Series X Non-Voting Preferred Stock in accordance with the terms hereof is absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares. Subject to Section 6.3 and Section 6.4.4 hereof and subject to a Holder’s right to rescind a Notice of Conversion pursuant to Section 6.4.1 above, in the event a Holder shall elect to convert any or all of its outstanding Series X Non-Voting Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to such Holder, restraining and/or enjoining conversion of all or part of the outstanding Series X Non-Voting Preferred Stock of such Holder shall have been sought and obtained by the Corporation, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the value of the Conversion Shares into which would be converted the Series X Non-Voting Preferred Stock which is subject to such injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall, subject to Section 6.3 and Section 6.4.4 hereof and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.4.1 above, issue Conversion Shares upon a properly noticed conversion.

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6.4.3	Cash Settlement. If Stockholder Approval has not been obtained on or prior to the six (6) month anniversary of the initial issuance of the Series X Non-Voting Preferred Stock, then, upon the written request of any Holder made at any time following such six (6) month anniversary but prior to receipt of the Stockholder Approval, which written request by such Holder must be accompanied by the surrender, assignment and transfer by such Holder to the Corporation of shares of Series X Non-Voting Preferred Stock owned of record by such Holder (including, without limitation, any certificate or certificates registered in the name of such Holder representing such Holder’s shares of Series X Non-Voting Preferred Stock to be so surrendered, assigned and transferred) for cancellation, the Corporation shall pay to such Holder an amount, in respect of each Conversion Share underlying such Holder’s shares of Series X Non-Voting Preferred Stock so surrendered, assigned and transferred to the Corporation, equal to the Fair Value (defined below) of such underlying Conversion Share (as adjusted for any stock split, reverse stock split, stock dividend, subdivision, reclassification, recapitalization, exchange or similar reorganization of shares that becomes effective with respect to such underlying Conversion Share), with such payment to be made within two (2) Business Days from the date that such written request and such surrender, assignment and transfer are made and effected by such Holder. Shares of Series X Non-Voting Preferred Stock surrendered, assigned and transferred to the Corporation in accordance with the foregoing provisions of this Section 6.4.3 shall be cancelled and shall cease to be issued and outstanding, and the Corporation shall cease to have any obligation to issue and deliver any Conversion Shares upon conversion of any such shares of Series X Non-Voting Preferred Stock so surrendered, assigned and transferred to the Corporation. In addition, if, at any time after the receipt of Stockholder Approval, the Corporation fails to deliver to a Holder such certificate or certificates, or electronically deliver (or cause its transfer agent to electronically deliver) such shares in the case of a DWAC Delivery, pursuant to Section 6.4.1 on or prior to the third (3rd) Trading Day after the Share Delivery Date applicable to an Optional Conversion by such Holder (other than a failure caused by incorrect or incomplete information provided by such Holder to the Corporation), then, unless such Holder has rescinded the applicable Notice of Conversion pursuant to Section 6.4.1 above, the Corporation shall, at the written request of such Holder, pay an amount, in respect of each of the undelivered shares, equal to the Fair Value of such undelivered shares, as adjusted for any stock split, reverse stock split, stock dividend, subdivision, reclassification, recapitalization, exchange or similar reorganization of shares, with such payment to be made within two (2) Business Days from the date of such written request by such Holder, whereupon the Corporation’s obligations to deliver such shares underlying the Notice of Conversion shall be extinguished. For purposes of this Section 6.4.3, the “Fair Value” of shares shall be fixed with reference to the last reported closing stock price on the principal Trading Market on which the Common Stock is listed as of the Trading Day immediately prior to the date on which (x) in the case that Stockholder Approval shall not have been obtained, the applicable Holder shall have complied with all of the requirements set forth in this Section 6.4.3 in order for such Holder to be entitled to receive a cash payment from the Corporation pursuant to, and in accordance with, this Section 6.4.3, and (y) in the case of an Optional Conversion by the applicable Holder, the applicable Notice of Conversion with respect to such Optional Conversion is delivered by such Holder to the Corporation. For the avoidance of doubt, the cash settlement provisions set forth in this Section 6.4.3 shall be available irrespective of the reason for the Corporation’s failure to timely deliver Conversion Shares (other than, with respect to any Holder, a failure caused by incorrect or incomplete information provided by such Holder to the Corporation), including the lack of obtaining Stockholder Approval, or due to applicable stock exchange rules.

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6.4.4	Buy-In on Failure to Timely Deliver Certificates Upon Conversion. If the Corporation fails to deliver to a Holder the applicable certificate or certificates or to effect a DWAC Delivery, as applicable, by the Share Delivery Date pursuant to Section 6.4.1 (other than a failure caused by incorrect or incomplete information provided by Holder to the Corporation), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then, at the option and election of such Holder in its sole discretion, the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to and elected by such Holder to the extent such other remedies do not result in a recovery in excess of such Holder’s applicable damages) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions), in which case any such cash payment by the Corporation shall satisfy and extinguish the Corporation’s obligation to issue and deliver to such Holder the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date, or (B) the Corporation, in lieu of making the cash payment contemplated under the foregoing clause (A), either shall reissue (if previously surrendered) the shares of Series X Non-Voting Preferred Stock equal to the number of shares of Series X Non-Voting Preferred Stock submitted for conversion or shall deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.4.1. For example, if a Holder effects a Buy-In by purchasing shares of Common Stock having a total purchase price of $11,000 to cover an attempted conversion of shares of Series X Non-Voting Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice, within three (3) Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such Holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Corporation. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series X Non-Voting Preferred Stock as required pursuant to the terms hereof or the cash settlement remedy set forth in Section 6.4.3; provided, however, that such Holder shall not be entitled any recoveries in excess of the amount of such Holder’s damages or losses from such failure by the Corporation, and in particular, and without limiting the foregoing prohibition on excess recoveries, such Holder shall not be entitled to both (i) require the reissuance of the shares of Series X Non-Voting Preferred Stock submitted for conversion for which such conversion was not timely honored and (ii) receive the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.4.1.

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6.4.5	Reservation of Shares Issuable Upon Conversion. The Corporation covenants that, at all times after receipt of Stockholder Approval after the date hereof to increase the Corporation’s shares of authorized Common Stock to be a number of shares sufficient to be reserved for the conversion of all outstanding shares of Series X Non-Voting Preferred Stock, the Corporation will reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of outstanding shares of Series X Non-Voting Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series X Non-Voting Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all outstanding shares of Series X Non-Voting Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.

6.4.6	Fractional Shares. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon conversion of the Series X Non-Voting Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the closing price of a share of Common Stock on The Nasdaq Global Market on the applicable conversion date. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series X Non-Voting Preferred Stock the Holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

6.4.7	Transfer Taxes. The issuance of certificates for shares of the Common Stock upon conversion of the Series X Non-Voting Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates; provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the registered Holder(s) of such shares of Series X Non-Voting Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

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6.5	Status as Stockholder. Upon each conversion of shares of Series X Non-Voting Preferred Stock, (i) such shares of Series X Non-Voting Preferred Stock being converted shall be deemed converted into shares of Common Stock and (ii) the applicable Holder’s rights as a holder of such converted shares of Series X Non-Voting Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, each applicable Holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series X Non-Voting Preferred Stock. In no event shall the Series X Non-Voting Preferred Stock convert into shares of Common Stock prior to the Stockholder Approval.

7.	Certain Adjustments.

7.1	Stock Dividends and Stock Splits. If the Corporation, at any time while any Series X Non-Voting Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of the Series X Non-Voting Preferred Stock) with respect to the then outstanding shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; or (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Ratio shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately after such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such event (excluding any treasury shares of the Corporation). Any adjustment made pursuant to this Section 7.1 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

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7.2	Fundamental Transaction. If, at any time while the Series X Non-Voting Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person or any stock sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into another Person (other than any such transaction in which the Corporation is the surviving or continuing entity and its Common Stock is not exchanged for or converted into other securities, cash or property), (B) the Corporation effects any sale, lease, transfer or exclusive license of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which more than 50% of the Common Stock not held by the Corporation or such Person is exchanged for or converted into other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant (other than as a result of a dividend, subdivision or combination covered by Section 7.1 above) to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of the Series X Non-Voting Preferred Stock the Holders shall have the right to receive, in lieu of the right to receive Conversion Shares, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one (1) share of Common Stock (the “Alternate Consideration”). For purposes of any such subsequent conversion, the determination of the Conversion Ratio shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Corporation shall adjust the Conversion Ratio in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of the Series X Non-Voting Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new certificate of designations with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement to which the Corporation is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7.2 and insuring that the Series X Non-Voting Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Corporation shall cause to be delivered to each Holder, at its last address as it shall appear upon the stock books of the Corporation, written notice of any Fundamental Transaction at least twenty (20) calendar days prior to the date on which such Fundamental Transaction is expected to become effective or close.

7.3	Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

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8.	Redemption. The shares of Series X Non-Voting Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and by law, nor shall the foregoing limit the Holder’s rights under Section 6.4.3.

9.	Transfer. A Holder may transfer any shares of Series X Non-Voting Preferred Stock, together with the accompanying rights set forth herein, held by such Holder without the consent of the Corporation; provided that such transfer is in compliance with applicable securities laws. The Corporation shall in good faith (i) do and perform, or cause to be done and performed, all such further acts and things, and (ii) execute and deliver all such other agreements, certificates, instruments and documents, in each case, as any Holder may reasonably request in order to carry out the intent and accomplish the purposes of this Section 9.

10.	Series X Non-Voting Preferred Stock Register. The Corporation shall maintain at its principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the Holders in accordance with Section 11), a register for the Series X Non-Voting Preferred Stock, in which the Corporation shall record (i) the name, address, electronic mail address and facsimile number of each Holder in whose name the shares of Series X Non-Voting Preferred Stock have been issued and (ii) the name, address, electronic mail address and facsimile number of each transferee of any shares of Series X Non-Voting Preferred Stock. The Corporation may treat the person in whose name any share of Series X Non-Voting Preferred Stock is registered on the register as the owner and holder thereof for all purposes. The Corporation shall keep the register open and available at all times during business hours for inspection by any holder of Series X Non-Voting Preferred Stock or his, her or its legal representatives.

11.	Notices. Any and all notices or other communications or deliveries to be provided to the Corporation hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, via email or sent by a nationally recognized overnight courier service, addressed to Leap Therapeutics, Inc., at 47 Thorndike Street, Suite B1-1, Cambridge, MA 02141, Attention: Douglas Onsi, President & CEO, email: donsi@leaptx.com, or such other email address or mailing address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11. Any and all notices or other communications or deliveries to be provided to a Holder hereunder shall be in writing and delivered personally, by email at the email address of such Holder appearing on the books of the Corporation, or if no such email address appears on the books of the Corporation, sent by a nationally recognized overnight courier service addressed to such Holder, at the principal place of business of such Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section 11 prior to 5:30 p.m. Eastern Time on any date, (ii) the date immediately following the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section 11 between 5:30 p.m. and 11:59 p.m. Eastern Time on any date, (iii) the second (2nd) Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

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12.	Book-Entry; Certificates. The Series X Non-Voting Preferred Stock will be issued in book-entry form; provided that, if a Holder requests that such Holder’s shares of Series X Non-Voting Preferred Stock be issued in certificated form, the Corporation will instead issue a stock certificate to such Holder representing such Holder’s shares of Series X Non-Voting Preferred Stock. To the extent that any shares of Series X Non-Voting Preferred Stock are issued in book-entry form, references herein to “certificates” shall instead refer to the book-entry notation relating to such shares.

13.	Lost or Mutilated Series X Non-Voting Preferred Stock Certificate. If a Holder’s Series X Non-Voting Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series X Non-Voting Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof reasonably satisfactory to the Corporation and, in each case, customary and reasonable indemnity, if requested by the Corporation. Applicants for a new certificate under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Corporation may prescribe.

14.	Waiver. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained in this Certificate of Designation and any right of the Holders of Series X Non-Voting Preferred Stock granted under this Certificate of Designation may be waived as to all shares of Series X Non-Voting Preferred Stock (and the Holders thereof) upon the written consent of the Holders of not less than a majority of the shares of Series X Non-Voting Preferred Stock then outstanding, unless a higher percentage is required by the DGCL, in which case the written consent of the Holders of not less than such higher percentage shall be required.

15.	Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.

16.	Status of Converted Series X Non-Voting Preferred Stock. If any shares of Series X Non-Voting Preferred Stock shall be converted or redeemed by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series X Non-Voting Preferred Stock.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation as of this 17th day of January, 2023.

LEAP THERAPEUTICS, INC.

By:	/s/ Douglas E. Onsi
	Name:	Douglas E. Onsi
	Title:	Chief Executive Officer and President

[Signature Page to Certificate of Designation]

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT
SHARES OF
SERIES X NON-VOTING CONVERTIBLE PREFERRED STOCK)

The undersigned Holder hereby irrevocably elects to convert the number of shares of Series X Non-Voting Convertible Preferred Stock, $0.001 par value per share (the “Series X Non-Voting Preferred Stock”), of Leap Therapeutics, Inc., a Delaware corporation (the “Corporation”), indicated below, represented in book-entry form, into shares of common stock, $0.001 par value per share (the “Common Stock”), of the Corporation, as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series X Non-Voting Convertible Preferred Stock (the “Certificate of Designation”) filed by the Corporation with the Secretary of State of the State of Delaware on January 17, 2023.

As of the date hereof, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with such Holder’s Attribution Parties), including the number of shares of Common Stock issuable upon conversion of the Series X Non-Voting Preferred Stock subject to this Notice of Conversion, but excluding the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series X Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained in Section 6.3 of the Certificate of Designation, is ____%. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission.

CONVERSION CALCULATIONS:

Date to Effect Conversion: ___________________________

Number of shares of Series X Non-Voting Preferred Stock owned prior to Conversion: ___________________________

Number of shares of Series X Non-Voting Preferred Stock to be Converted: ___________________________

Number of shares of Common Stock to be Issued: ___________________________

Address for delivery of physical certificates: ___________________________

For DWAC Delivery, please provide the following:

Broker No.: ___________________________

Account No.: _________________________

[HOLDER]

By:
Name:
Title:

Exhibit 10.1

SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT (this “Agreement”), dated as of January 17, 2023, is made by and among Leap Therapeutics, Inc., a Delaware corporation (“Leap”), and HealthCare Ventures IX, L.P., a Delaware limited partnership (“Stockholder”).

WHEREAS, pursuant to the Agreement and Plan of Merger, entered into on or around the date hereof, by and among Leap, Fire Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Leap (“First Merger Sub”), Flame Biosciences LLC, a Delaware limited liability company and a wholly owned subsidiary of Leap (“Second Merger Sub”), Flame Biosciences, Inc., a Delaware corporation (“Flame”), and the Stockholder Representative named therein (the “Merger Agreement”), (i) First Merger Sub will be merged with and into the Company (the “First Merger”) with the Company surviving as a direct, wholly owned subsidiary of Leap, and (ii) immediately thereafter, the Company will be merged with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “Merger”) with Second Merger Sub surviving as a direct, wholly owned subsidiary of Leap;

WHEREAS, Stockholder beneficially owns and has sole or shared voting power with respect to the number of shares of capital stock of Leap indicated opposite Stockholder’s name on Schedule 1 attached hereto;

WHEREAS, as an inducement and a condition to the willingness of Leap, First Merger Sub, Second Merger Sub and the Company to enter into the Merger Agreement, and in consideration of the substantial expenses incurred and to be incurred by them in connection therewith, Stockholder has agreed to enter into and perform this Agreement; and

WHEREAS, all capitalized terms used in this Agreement without definition herein shall have the meanings ascribed to them in the Merger Agreement.

NOW, THEREFORE, in consideration of, and as a condition to, Leap, First Merger Sub, Second Merger Sub and the Company entering into the Merger Agreement and proceeding with the transactions contemplated thereby, and in consideration of the substantial expenses incurred and to be incurred by them in connection therewith, Stockholder and Leap agree as follows:

1)	Agreement to Vote Shares. Stockholder agrees that, from and after the date hereof until the Expiration Date (as defined in Section 2 below), at any meeting of the stockholders of Leap or any adjournment or postponement thereof, or in connection with any written consent of the stockholders of Leap, with respect to the Parent Stockholder Matters, Stockholder shall:

a)	appear at such meeting or otherwise cause to be counted as present thereat for purposes of calculating a quorum (i) all of the shares of capital stock of Leap that are owned of record or beneficially by Stockholder as of the date of this Agreement and that Stockholder is entitled to vote or cause to be voted on any of the Parent Stockholder Matters (the “Shares”) and (ii) any New Shares (as defined in Section 3 below);

b)	vote (or cause to be voted), or deliver a written consent (or cause a written consent to be delivered) covering all of the Shares and any New Shares: (i) in favor of the Parent Stockholder Matters and any matter that could reasonably be expected to facilitate the Parent Stockholder Matters; (ii) against any proposal or other matter that is intended to, or would reasonably be expected to, impede, interfere with, delay, postpone, discourage or materially and adversely affect the consummation of the Parent Stockholder Matters; and (iii) to approve any proposal to adjourn or postpone the applicable meeting of the stockholders of Leap to a later date, if there are not sufficient votes for the approval of the Parent Stockholder Matters on the date on which such meeting is held. Stockholder shall not take or commit or agree to take any action inconsistent with the foregoing.

2)	Expiration Date. As used in this Agreement, the term “Expiration Date” shall mean the earlier to occur of (a) the effective time of the approval of the Parent Stockholder Matters or (b) upon mutual written agreement of Leap and Stockholder.

3)	Additional Purchases. Stockholder agrees that any shares of capital stock or other equity securities of Leap that (i) Stockholder purchases or with respect to which Stockholder otherwise acquires sole or shared voting power (including any proxy) after the execution of this Agreement and prior to the Expiration Date, including, without limitation, by gift or succession, in the event of a stock split, or as a dividend or distribution of any Shares and (ii) Stockholder is entitled to vote or cause to be voted on any of the Parent Stockholder Matters (“New Shares”), shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Shares.

4)	Share Transfers. From and after the date hereof until the earlier of (i) the date that the Parent Stockholder Meeting is held and a vote of the stockholders of Leap is taken at the Parent Stockholder Meeting seeking approval of the Parent Stockholder Matters and (ii) the Expiration Date, Stockholder shall not, directly or indirectly, (a) sell, assign, transfer, tender, pledge or otherwise dispose of any Shares or any New Shares, (b) deposit any Shares or New Shares into a voting trust or enter into a voting agreement or similar arrangement with respect to such Shares or New Shares or grant any proxy or power of attorney with respect thereto (other than this Agreement), (c) enter into any Contract, option, commitment or other arrangement or understanding with respect to the direct or indirect sale, transfer, assignment, pledge or other disposition of any Shares or New Shares, or (d) take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing Stockholder’s obligations under this Agreement. Notwithstanding the foregoing, Stockholder may make (1) transfers by will or by operation of law or other transfers for estate-planning purposes, provided that in each such case the applicable transferee has signed a voting agreement in substantially the form hereof, (2) if Stockholder is a partnership or limited liability company, a transfer to one or more partners or members of Stockholder or to an Affiliated corporation, trust or other Entity under common control with Stockholder, or if Stockholder is a trust, a transfer to a beneficiary, provided that in each such case the applicable transferee has signed a voting agreement in substantially the form hereof, and (3) transfers, sales or other dispositions as Leap may otherwise agree in writing in its sole discretion. If any voluntary or involuntary transfer of any Shares or New Shares covered hereby shall occur (including a transfer or disposition permitted by Section 4(1) through Section 4(3), sale by a Stockholder’s trustee in bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Shares and/or New Shares subject to all of the restrictions, obligations and rights under this Agreement, which shall continue in full force and effect, notwithstanding that such transferee is not a Stockholder and has not executed a counterpart hereof or joinder hereto.

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5)	Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Leap as follows:

a)	Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, organized or constituted, (ii) Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby, and (iii) the execution and delivery of this Agreement, performance of Stockholder’s obligations hereunder and the consummation of the transactions contemplated hereby by Stockholder have been duly authorized by all necessary action on the part of Stockholder and no other proceedings on the part of Stockholder are necessary to authorize this Agreement, or to consummate the transactions contemplated hereby;

b)	this Agreement has been duly executed and delivered by or on behalf of Stockholder and, to Stockholder’s knowledge and assuming this Agreement constitutes a valid and binding agreement of Leap, constitutes a valid and binding agreement with respect to Stockholder, enforceable against Stockholder in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar Laws affecting creditors’ rights and remedies generally;

c)	as of the date of this Agreement, Stockholder beneficially owns the number of Shares indicated opposite Stockholder’s name on Schedule 1, and has sole or shared voting power with respect to such Shares and none of the Shares are subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Shares that restrict Stockholder’s ability to perform its obligations set forth in this Agreement, except as contemplated by this Agreement;

d)	the execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of its obligations hereunder and the compliance by Stockholder with any provisions hereof will not, violate or conflict with, result in a material breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, instrument, note, bond, mortgage, Contract, lease, license, permit or other obligation or any order, arbitration award, judgment or decree to which Stockholder is a party or by which Stockholder is bound, or any law, statute, rule or regulation to which Stockholder is subject or any Organizational Document of Stockholder; except for any of the foregoing as would not reasonably be expected to prevent or delay the performance by Stockholder of its obligations under this Agreement in any material respect;

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e)	the execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder does not and will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Body by Stockholder except for applicable requirements, if any, of the Exchange Act, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by Stockholder of its obligations under this Agreement in any material respect; and

f)	as of the date of this Agreement, there is no Legal Proceeding pending or, to the knowledge of Stockholder, threatened against Stockholder that would reasonably be expected to prevent or delay the performance by Stockholder of its obligations under this Agreement in any material respect.

6)	Irrevocable Proxy. Subject to the final sentence of this Section 6, by execution of this Agreement, Stockholder does hereby appoint Leap and any of its designees with full power of substitution and resubstitution, as Stockholder’s true and lawful attorney and irrevocable proxy, to the fullest extent of Stockholder’s rights with respect to the Shares and any New Shares, to vote and exercise all voting and related rights, including the right to sign Stockholder’s name (solely in its capacity as a stockholder of Leap) to any stockholder consent, if Stockholder is unable to perform or otherwise does not perform its obligations under this Agreement, with respect to such Shares and/or New Shares solely with respect to the matters set forth in Section 1 hereof. Stockholder intends this proxy to be irrevocable and coupled with an interest hereunder until the Expiration Date, hereby revokes any proxy previously granted by Stockholder with respect to the Shares and represents that none of such previously-granted proxies are irrevocable. The irrevocably proxy and power of attorney granted herein shall survive the death or incapacity of Stockholder and the obligations of Stockholder shall be binding on Stockholder’s heirs, personal representatives, successors, transferees and assigns. Stockholder hereby agrees not to grant any subsequent powers of attorney or proxies with respect to any Shares with respect to the matters set forth in Section 1 until after the Expiration Date. Notwithstanding anything contained herein to the contrary, this irrevocable proxy and the other terms and provisions set forth in this Section 6 shall automatically terminate upon the Expiration Date.

7)	Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party hereto will be deemed cumulative with, and not exclusive of, any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party hereto of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof without the need of posting bond in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

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8)	Directors and Officers. This Agreement shall apply to Stockholder solely in Stockholder’s capacity as a stockholder of Leap and not in Stockholder’s or any of its Affiliate’s capacity as a director, officer or employee of Leap or any of its Subsidiaries or in Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall (or require Stockholder to attempt to) limit or restrict a director and/or officer of Leap in the exercise of his or her fiduciary duties as a director and/or officer of Leap or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director and/or officer of Leap or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee and/or fiduciary.

9)	No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Leap any direct or indirect ownership or incidence of ownership of or with respect to any Shares or New Shares. All rights, ownership and economic benefits of and relating to the Shares or any New Shares shall remain vested in and belong to Stockholder, and Leap does not have authority to exercise any power or authority to direct Stockholder in the voting of any of the Shares or the New Shares, except as otherwise provided herein.

10)	Termination. This Agreement shall terminate and shall have no further force or effect as of the Expiration Date. Notwithstanding the foregoing, upon termination or expiration of this Agreement, neither party hereto shall have any further obligations or liabilities under this Agreement; provided, however, nothing set forth in this Section 10 or elsewhere in this Agreement shall relieve either party hereto from liability for any fraud or for any willful and material breach of this Agreement prior to termination hereof.

11)	Further Assurances. Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Leap may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

12)	Disclosure. Stockholder hereby agrees that Leap may publish and disclose in any registration statement, any prospectus filed with any regulatory authority in connection with the Contemplated Transactions and any related documents filed with such regulatory authority and as otherwise required by law, Stockholder’s identity and ownership of Shares and New Shares and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement and may further file this Agreement as an exhibit to any registration statement or prospectus or in any other filing made by Leap as required by law or the terms of the Merger Agreement, including with the SEC or other regulatory authority, relating to the Contemplated Transactions, all subject to prior review and an opportunity to comment by Stockholder’s counsel.

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13)	Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery), by facsimile transmission (providing confirmation of transmission) or by electronic transmission (providing confirmation of transmission) to Leap in accordance with Section 9.6 of the Merger Agreement and to Stockholder at his, her or its address or email address (providing confirmation of transmission) set forth on Schedule 1 attached hereto (or at such other address for a party as shall be specified by like notice).

14)	Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

15)	Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and assigns; provided, however, that neither this Agreement nor any of either party’s rights or obligations hereunder may be assigned or delegated by such party without the prior written consent of the other party, and any attempted assignment or delegation of this Agreement or any of such rights or obligations by such party without the other party’s prior written consent shall be void and of no effect. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

16)	No Waivers. No waivers of any breach of this Agreement extended by Leap to Stockholder shall be construed as a waiver of any rights or remedies of Leap with respect to any subsequent breach of Stockholder of this Agreement. No waiver of any provisions hereof by either party hereto shall be deemed a waiver of any other provisions hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

17)	Applicable Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the Laws of the state of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. In any action or Legal Proceeding between the parties hereto arising out of or relating to this Agreement, each of the parties hereto: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the state of Delaware or to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (ii) agrees that all claims in respect of such action or Legal Proceeding shall be heard and determined exclusively in accordance with clause (i) of this Section 17, (iii) waives any objection to laying venue in any such action or Legal Proceeding in such courts, (iv) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over such party hereto, and (v) agrees that service of process upon such party in any such action or Legal Proceeding shall be effective if notice is given in accordance with Section 13 of this Agreement.

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18)	Waiver of Jury Trial. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR LEGAL PROCEEDING RELATED TO OR ARISING OUT OF THIS AGREEMENT AND THE MATTERS CONTEMPLATED HEREBY.

19)	No Agreement Until Executed. Irrespective of negotiations among the parties hereto or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a Contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Parent Board has approved, for purposes of any applicable provision of the certificate of incorporation of Leap, the Merger Agreement and the Contemplated Transactions, (b) the Merger Agreement is executed by all parties thereto, and (c) this Agreement is executed by the parties hereto.

20)	Entire Agreement; Counterparts; Exchanges by Facsimile. This Agreement and the other agreements referred to in this Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof and thereof. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by the parties hereto by facsimile or electronic transmission via “.pdf” shall be sufficient to bind the parties to the terms and conditions of this Agreement.

21)	Amendment. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed on behalf of each party hereto; provided, however, that the rights or obligations of Stockholder may be waived, amended or otherwise modified in a writing signed by Leap and Stockholder.

22)	Fees and Expenses. Except as otherwise specifically provided herein, the Merger Agreement or any other agreement contemplated by the Merger Agreement to which a party hereto is a party, each party hereto shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

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23)	Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the parties hereto. Each of the parties hereto hereby acknowledges, represents and warrants that (i) it has read and fully understood this Agreement and the implications and consequences thereof; (ii) it has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of its own choice, or it has made a voluntary and informed decision to decline to seek such counsel; and (iii) it is fully aware of the legal and binding effect of this Agreement.

24)	Construction.

a)	For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

b)	The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

c)	As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

d)	Except as otherwise indicated, all references in this Agreement to “Sections,” and “Schedules” are intended to refer to Sections of this Agreement and Schedules to this Agreement, respectively.

e)	The underlined headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

[Remainder of Page has Intentionally Been Left Blank]

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EXECUTED as of the date first above written.

HEALTHCARE VENTURES IX L.P.

By:	HealthCare Partners IX, LLC, in its capacity as General Partner

	By:	/s/ Augustine Lawlor
Name: Augustine Lawlor
Title: Authorized Signatory

LEAP THERAPEUTICS, INC.

By:	/s/ Douglas E. Onsi
Name: Douglas E. Onsi
Title: Chief Executive Officer and President

SCHEDULE 1

Name, Address and Email Address of Stockholder	Shares
HealthCare Ventures IX L.P. 47 Thorndike Street, Suite B1 Cambridge, MA 02141 Attention: Augustine Lawlor Email: alawlor@hcven.com	4,144,804 shares of common stock of Leap

Exhibit 10.2

Execution Version

SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT (this “Agreement”), dated as of January 17, 2023, is made by and among Leap Therapeutics, Inc., a Delaware corporation (“Leap”), and HCV VIII Liquidating Trust (“Stockholder”).

WHEREAS, pursuant to the Agreement and Plan of Merger, entered into on or around the date hereof, by and among Leap, Fire Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Leap (“First Merger Sub”), Flame Biosciences LLC, a Delaware limited liability company and a wholly owned subsidiary of Leap (“Second Merger Sub”), Flame Biosciences, Inc., a Delaware corporation (“Flame”), and the Stockholder Representative named therein (the “Merger Agreement”), (i) First Merger Sub will be merged with and into the Company (the “First Merger”) with the Company surviving as a direct, wholly owned subsidiary of Leap, and (ii) immediately thereafter, the Company will be merged with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “Merger”) with Second Merger Sub surviving as a direct, wholly owned subsidiary of Leap;

WHEREAS, Stockholder beneficially owns and has sole or shared voting power with respect to the number of shares of capital stock of Leap indicated opposite Stockholder’s name on Schedule 1 attached hereto;

WHEREAS, as an inducement and a condition to the willingness of Leap, First Merger Sub, Second Merger Sub and the Company to enter into the Merger Agreement, and in consideration of the substantial expenses incurred and to be incurred by them in connection therewith, Stockholder has agreed to enter into and perform this Agreement; and

WHEREAS, all capitalized terms used in this Agreement without definition herein shall have the meanings ascribed to them in the Merger Agreement.

NOW, THEREFORE, in consideration of, and as a condition to, Leap, First Merger Sub, Second Merger Sub and the Company entering into the Merger Agreement and proceeding with the transactions contemplated thereby, and in consideration of the substantial expenses incurred and to be incurred by them in connection therewith, Stockholder and Leap agree as follows:

1)	Agreement to Vote Shares. Stockholder agrees that, from and after the date hereof until the Expiration Date (as defined in Section 2 below), at any meeting of the stockholders of Leap or any adjournment or postponement thereof, or in connection with any written consent of the stockholders of Leap, with respect to the Parent Stockholder Matters, Stockholder shall:

a)	appear at such meeting or otherwise cause to be counted as present thereat for purposes of calculating a quorum (i) all of the shares of capital stock of Leap that are owned of record or beneficially by Stockholder as of the date of this Agreement and that Stockholder is entitled to vote or cause to be voted on any of the Parent Stockholder Matters (the “Shares”) and (ii) any New Shares (as defined in Section 3 below);

b)	vote (or cause to be voted), or deliver a written consent (or cause a written consent to be delivered) covering all of the Shares and any New Shares: (i) in favor of the Parent Stockholder Matters and any matter that could reasonably be expected to facilitate the Parent Stockholder Matters; (ii) against any proposal or other matter that is intended to, or would reasonably be expected to, impede, interfere with, delay, postpone, discourage or materially and adversely affect the consummation of the Parent Stockholder Matters; and (iii) to approve any proposal to adjourn or postpone the applicable meeting of the stockholders of Leap to a later date, if there are not sufficient votes for the approval of the Parent Stockholder Matters on the date on which such meeting is held. Stockholder shall not take or commit or agree to take any action inconsistent with the foregoing.

2)	Expiration Date. As used in this Agreement, the term “Expiration Date” shall mean the earlier to occur of (a) the effective time of the approval of the Parent Stockholder Matters or (b) upon mutual written agreement of Leap and Stockholder.

3)	Additional Purchases. Stockholder agrees that any shares of capital stock or other equity securities of Leap that (i) Stockholder purchases or with respect to which Stockholder otherwise acquires sole or shared voting power (including any proxy) after the execution of this Agreement and prior to the Expiration Date, including, without limitation, by gift or succession, in the event of a stock split, or as a dividend or distribution of any Shares and (ii) Stockholder is entitled to vote or cause to be voted on any of the Parent Stockholder Matters (“New Shares”), shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Shares.

4)	Share Transfers. From and after the date hereof until the earlier of (i) the date that the Parent Stockholder Meeting is held and a vote of the stockholders of Leap is taken at the Parent Stockholder Meeting seeking approval of the Parent Stockholder Matters and (ii) the Expiration Date, Stockholder shall not, directly or indirectly, (a) sell, assign, transfer, tender, pledge or otherwise dispose of any Shares or any New Shares, (b) deposit any Shares or New Shares into a voting trust or enter into a voting agreement or similar arrangement with respect to such Shares or New Shares or grant any proxy or power of attorney with respect thereto (other than this Agreement), (c) enter into any Contract, option, commitment or other arrangement or understanding with respect to the direct or indirect sale, transfer, assignment, pledge or other disposition of any Shares or New Shares, or (d) take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing Stockholder’s obligations under this Agreement. Notwithstanding the foregoing, Stockholder may make (1) transfers by will or by operation of law or other transfers for estate-planning purposes, provided that in each such case the applicable transferee has signed a voting agreement in substantially the form hereof, (2) if Stockholder is a partnership or limited liability company, a transfer to one or more partners or members of Stockholder or to an Affiliated corporation, trust or other Entity under common control with Stockholder, or if Stockholder is a trust, a transfer to a beneficiary, provided that in each such case the applicable transferee has signed a voting agreement in substantially the form hereof, and (3) transfers, sales or other dispositions as Leap may otherwise agree in writing in its sole discretion. If any voluntary or involuntary transfer of any Shares or New Shares covered hereby shall occur (including a transfer or disposition permitted by Section 4(1) through Section 4(3), sale by a Stockholder’s trustee in bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Shares and/or New Shares subject to all of the restrictions, obligations and rights under this Agreement, which shall continue in full force and effect, notwithstanding that such transferee is not a Stockholder and has not executed a counterpart hereof or joinder hereto.

5)	Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Leap as follows:

a)	Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, organized or constituted, (ii) Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby, and (iii) the execution and delivery of this Agreement, performance of Stockholder’s obligations hereunder and the consummation of the transactions contemplated hereby by Stockholder have been duly authorized by all necessary action on the part of Stockholder and no other proceedings on the part of Stockholder are necessary to authorize this Agreement, or to consummate the transactions contemplated hereby;

b)	this Agreement has been duly executed and delivered by or on behalf of Stockholder and, to Stockholder’s knowledge and assuming this Agreement constitutes a valid and binding agreement of Leap, constitutes a valid and binding agreement with respect to Stockholder, enforceable against Stockholder in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar Laws affecting creditors’ rights and remedies generally;

c)	as of the date of this Agreement, Stockholder beneficially owns the number of Shares indicated opposite Stockholder’s name on Schedule 1, and has sole or shared voting power with respect to such Shares and none of the Shares are subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Shares that restrict Stockholder’s ability to perform its obligations set forth in this Agreement, except as contemplated by this Agreement;

d)	the execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of its obligations hereunder and the compliance by Stockholder with any provisions hereof will not, violate or conflict with, result in a material breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, instrument, note, bond, mortgage, Contract, lease, license, permit or other obligation or any order, arbitration award, judgment or decree to which Stockholder is a party or by which Stockholder is bound, or any law, statute, rule or regulation to which Stockholder is subject or any Organizational Document of Stockholder; except for any of the foregoing as would not reasonably be expected to prevent or delay the performance by Stockholder of its obligations under this Agreement in any material respect;

e)	the execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder does not and will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Body by Stockholder except for applicable requirements, if any, of the Exchange Act, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by Stockholder of its obligations under this Agreement in any material respect; and

f)	as of the date of this Agreement, there is no Legal Proceeding pending or, to the knowledge of Stockholder, threatened against Stockholder that would reasonably be expected to prevent or delay the performance by Stockholder of its obligations under this Agreement in any material respect.

6)	Irrevocable Proxy. Subject to the final sentence of this Section 6, by execution of this Agreement, Stockholder does hereby appoint Leap and any of its designees with full power of substitution and resubstitution, as Stockholder’s true and lawful attorney and irrevocable proxy, to the fullest extent of Stockholder’s rights with respect to the Shares and any New Shares, to vote and exercise all voting and related rights, including the right to sign Stockholder’s name (solely in its capacity as a stockholder of Leap) to any stockholder consent, if Stockholder is unable to perform or otherwise does not perform its obligations under this Agreement, with respect to such Shares and/or New Shares solely with respect to the matters set forth in Section 1 hereof. Stockholder intends this proxy to be irrevocable and coupled with an interest hereunder until the Expiration Date, hereby revokes any proxy previously granted by Stockholder with respect to the Shares and represents that none of such previously-granted proxies are irrevocable. The irrevocably proxy and power of attorney granted herein shall survive the death or incapacity of Stockholder and the obligations of Stockholder shall be binding on Stockholder’s heirs, personal representatives, successors, transferees and assigns. Stockholder hereby agrees not to grant any subsequent powers of attorney or proxies with respect to any Shares with respect to the matters set forth in Section 1 until after the Expiration Date. Notwithstanding anything contained herein to the contrary, this irrevocable proxy and the other terms and provisions set forth in this Section 6 shall automatically terminate upon the Expiration Date.

7)	Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party hereto will be deemed cumulative with, and not exclusive of, any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party hereto of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof without the need of posting bond in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

8)	Directors and Officers. This Agreement shall apply to Stockholder solely in Stockholder’s capacity as a stockholder of Leap and not in Stockholder’s or any of its Affiliate’s capacity as a director, officer or employee of Leap or any of its Subsidiaries or in Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall (or require Stockholder to attempt to) limit or restrict a director and/or officer of Leap in the exercise of his or her fiduciary duties as a director and/or officer of Leap or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director and/or officer of Leap or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee and/or fiduciary.

9)	No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Leap any direct or indirect ownership or incidence of ownership of or with respect to any Shares or New Shares. All rights, ownership and economic benefits of and relating to the Shares or any New Shares shall remain vested in and belong to Stockholder, and Leap does not have authority to exercise any power or authority to direct Stockholder in the voting of any of the Shares or the New Shares, except as otherwise provided herein.

10)	Termination. This Agreement shall terminate and shall have no further force or effect as of the Expiration Date. Notwithstanding the foregoing, upon termination or expiration of this Agreement, neither party hereto shall have any further obligations or liabilities under this Agreement; provided, however, nothing set forth in this Section 10 or elsewhere in this Agreement shall relieve either party hereto from liability for any fraud or for any willful and material breach of this Agreement prior to termination hereof.

11)	Further Assurances. Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Leap may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

12)	Disclosure. Stockholder hereby agrees that Leap may publish and disclose in any registration statement, any prospectus filed with any regulatory authority in connection with the Contemplated Transactions and any related documents filed with such regulatory authority and as otherwise required by law, Stockholder’s identity and ownership of Shares and New Shares and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement and may further file this Agreement as an exhibit to any registration statement or prospectus or in any other filing made by Leap as required by law or the terms of the Merger Agreement, including with the SEC or other regulatory authority, relating to the Contemplated Transactions, all subject to prior review and an opportunity to comment by Stockholder’s counsel.

13)	Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery), by facsimile transmission (providing confirmation of transmission) or by electronic transmission (providing confirmation of transmission) to Leap in accordance with Section 9.6 of the Merger Agreement and to Stockholder at his, her or its address or email address (providing confirmation of transmission) set forth on Schedule 1 attached hereto (or at such other address for a party as shall be specified by like notice).

14)	Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

15)	Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and assigns; provided, however, that neither this Agreement nor any of either party’s rights or obligations hereunder may be assigned or delegated by such party without the prior written consent of the other party, and any attempted assignment or delegation of this Agreement or any of such rights or obligations by such party without the other party’s prior written consent shall be void and of no effect. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

16)	No Waivers. No waivers of any breach of this Agreement extended by Leap to Stockholder shall be construed as a waiver of any rights or remedies of Leap with respect to any subsequent breach of Stockholder of this Agreement. No waiver of any provisions hereof by either party hereto shall be deemed a waiver of any other provisions hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

17)	Applicable Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the Laws of the state of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. In any action or Legal Proceeding between the parties hereto arising out of or relating to this Agreement, each of the parties hereto: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the state of Delaware or to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (ii) agrees that all claims in respect of such action or Legal Proceeding shall be heard and determined exclusively in accordance with clause (i) of this Section 17, (iii) waives any objection to laying venue in any such action or Legal Proceeding in such courts, (iv) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over such party hereto, and (v) agrees that service of process upon such party in any such action or Legal Proceeding shall be effective if notice is given in accordance with Section 13 of this Agreement.

18)	Waiver of Jury Trial. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR LEGAL PROCEEDING RELATED TO OR ARISING OUT OF THIS AGREEMENT AND THE MATTERS CONTEMPLATED HEREBY.

19)	No Agreement Until Executed. Irrespective of negotiations among the parties hereto or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a Contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Parent Board has approved, for purposes of any applicable provision of the certificate of incorporation of Leap, the Merger Agreement and the Contemplated Transactions, (b) the Merger Agreement is executed by all parties thereto, and (c) this Agreement is executed by the parties hereto.

20)	Entire Agreement; Counterparts; Exchanges by Facsimile. This Agreement and the other agreements referred to in this Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof and thereof. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by the parties hereto by facsimile or electronic transmission via “.pdf” shall be sufficient to bind the parties to the terms and conditions of this Agreement.

21)	Amendment. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed on behalf of each party hereto; provided, however, that the rights or obligations of Stockholder may be waived, amended or otherwise modified in a writing signed by Leap and Stockholder.

22)	Fees and Expenses. Except as otherwise specifically provided herein, the Merger Agreement or any other agreement contemplated by the Merger Agreement to which a party hereto is a party, each party hereto shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

23)	Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the parties hereto. Each of the parties hereto hereby acknowledges, represents and warrants that (i) it has read and fully understood this Agreement and the implications and consequences thereof; (ii) it has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of its own choice, or it has made a voluntary and informed decision to decline to seek such counsel; and (iii) it is fully aware of the legal and binding effect of this Agreement.

24)	Construction.

a)	For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

b)	The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

c)	As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

d)	Except as otherwise indicated, all references in this Agreement to “Sections,” and “Schedules” are intended to refer to Sections of this Agreement and Schedules to this Agreement, respectively.

e)	The underlined headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

[Remainder of Page has Intentionally Been Left Blank]

EXECUTED as of the date first above written.

HCV VIII LIQUIDATING TRUST

By: HealthCare Ventures LLC

By:	/s/ Augustine Lawlor
	Name:	Augustine Lawlor
	Title:	Manager

[Signature Page to Support Agreement (HCV VIII Liquidating Trust)]

LEAP THERAPEUTICS, INC.

By:	/s/ Douglas E. Onsi
Name:	Douglas E. Onsi
Title:	Chief Executive Officer

[Signature Page to Support Agreement (HCV VIII Liquidating Trust)]

SCHEDULE 1

Name, Address and Email Address of Stockholder	Shares
HCV VIII Liquidating Trust 47 Thorndike Street, Suite B1 Cambridge, MA 02141 Attention: Augustine Lawlor Email: alawlor@hcven.com	2,618,406 shares of common stock of Leap

Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made as of January 17, 2023, by and among Leap Therapeutics, Inc., a Delaware corporation (the “Company”), and those persons that (i) as of the date of this Agreement become or have become entitled to receive Registrable Securities (as defined in Section 1 below) pursuant to, and in accordance with, the Merger Agreement (as defined below) and (ii) become parties to this Agreement by executing and delivering a counterpart signature page to this Agreement on the date of this Agreement or on any date thereafter (collectively, the “Holders”). Unless otherwise defined herein, capitalized terms used in this Agreement have the respective meanings ascribed to them in Section 1.

RECITALS

WHEREAS, pursuant to, and in accordance with, that certain Agreement and Plan of Merger, dated as of the date hereof, by and among the Company, Fire Merger Sub, Inc., a wholly-owned subsidiary of the Company (“First Merger Sub”), Flame Biosciences LLC, a wholly-owned subsidiary of the Company, Flame Biosciences, Inc. (“Target”), and the Stockholder Representative named therein (the “Merger Agreement”), First Merger Sub is agreeing to merge with and into Target, with Target surviving such merger to become a wholly-owned subsidiary of the Company (the “Merger”), and the Company is agreeing to issue to the stockholders and other equityholders of Target up to 19,794,373 shares of Common Stock of the Company and up to 136,833 shares of Preferred Stock of the Company in exchange for all of Target’s shares of common stock and other equity securities owned by such stockholders and other equityholders of Target.

WHEREAS, the Holders are stockholders of Target that, upon the consummation of the Merger, shall become entitled to receive shares of Common Stock and shares of Preferred Stock pursuant to, and in accordance with, the terms and conditions of the Merger Agreement.

WHEREAS, the shares of Common Stock that the Holders are entitled to receive pursuant to the Merger Agreement, and the shares of Common Stock issuable upon conversion of the shares of Preferred Stock that the Holders are entitled to receive pursuant to the Merger Agreement, are Registrable Securities.

WHEREAS, the Company and the Holders wish to enter into this Agreement in order to provide for the grant by the Company to the Holders of certain registration rights subject to, and in accordance with, the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.
Definitions

1.1.            Certain Definitions. In addition to the terms defined elsewhere in this Agreement, as used in this Agreement, the following terms have the respective meanings set forth below:

(a)            “Board” shall mean the Board of Directors of the Company.

(b)            “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(c)            “Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

(d)            “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(e)            “Governmental Entity” shall mean any federal, state, local or foreign government, or any department, agency, or instrumentality of any government; any public international organization; any transnational governmental organization; any court of competent jurisdiction, arbitral, administrative agency, commission, or other governmental regulatory authority or quasi-governmental authority; any political party; and any national securities exchange or national quotation system.

(f)             “Maximum Successful Underwritten Offering Size” means, with respect to any Piggy-Back Transaction (as defined in Section 2.1(e)), the maximum number of securities that may be sold in such Piggy-Back Transaction without adversely affecting the marketability, proposed offering price, timing, or method of distribution of such Piggy-Back Transaction, as advised by the managing underwriters of such Piggy-Back Transaction, in their reasonable and good faith opinion, to the Company and the applicable selling stockholders (including, without limitation, any Holders) that have requested to participate in such Piggy-Back Transaction.

(g)            “Other Securities” shall mean securities of the Company, other than Registrable Securities.

(h)            “Person” shall mean any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

(i)             “Preferred Stock” shall mean the Series X Non-Voting Convertible Preferred Stock, par value $0.001 per share, of the Company.

(j)             “Registrable Securities” shall mean (i) shares of Common Stock issued pursuant to, and in accordance with, the Merger Agreement, (ii) shares of Common Stock issued or issuable upon conversion of any shares of Preferred Stock issued pursuant to, and in accordance with, the Merger Agreement, (iii) to the extent not duplicative of the foregoing clause (i) or clause (ii), shares of Common Stock that consist of Holdback Shares (as defined in the Merger Agreement) or that are issued or issuable upon conversion of any Holdback Shares that consist of shares of Preferred Stock, (iv) any and all shares of Common Stock issued or issuable as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any shares of Common Stock referred to in any of the foregoing clauses (i), (ii) and (iii), including, without limitation, by way of stock splits, stock dividends, stock combinations, recapitalizations or like occurrences. Registrable Securities shall cease to be Registrable Securities upon the earliest to occur of the following events: (1) such Registrable Securities have been sold pursuant to an effective Registration Statement; (2) such Registrable Securities have been sold by the Holders pursuant to Rule 144 (or other similar rule); (3) such Registrable Securities may be resold by the Holder holding such Registrable Securities without limitations as to volume or manner of sale pursuant to Rule 144; or (4) three (3) years after the date of this Agreement.

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(k)            The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and such Registration Statement becoming effective under the Securities Act.

(l)             “Registration Expenses” shall mean all expenses incurred by the Company in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees (including, without limitation, fees and expenses of the Company’s independent registered public accountants and transfer agent), printing expenses, and fees and disbursements of counsel for the Company, but shall not include Selling Expenses. In addition, the Company shall be responsible for all of its internal expenses incurred in effecting any registration pursuant to this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities.

(m)           “Registration Statement” means any registration statement of the Company filed with, or to be filed with, the Commission under the Securities Act, including the related prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement as may be necessary to comply with applicable securities laws, other than a registration statement (and related prospectus) filed on Form S-4 or Form S-8 or any successor forms thereto.

(n)            “Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission having substantially the same effect as such rule.

(o)            “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(p)            “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities, the fees and expenses of any legal counsel and any other advisors any of the Holders engage and all similar fees and commissions relating to the Holders’ disposition of the Registrable Securities.

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Section 2.
Resale Registration Rights

2.1.            Resale Registration Rights.

(a)            On or prior to the 75th day following the First Effective Time (as defined in the Merger Agreement), the Company shall prepare and file with the Commission a Registration Statement on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act) covering the resale of the Registrable Securities by the Holders (the “Resale Registration Shelf”). The Resale Registration Shelf shall include a “final” prospectus, including the information required by Item 507 of Regulation S-K of the Securities Act, as provided by the Holders in accordance with Section 2.6. The Company may require each applicable Holder to promptly furnish in writing to the Company such information regarding such Holder, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration, and the Company’s obligation under this Section 2.1(a) with respect to such applicable Holder’s Registrable Securities is conditioned upon such applicable Holder furnishing in writing to the Company such information. If the staff of the Commission (the “Staff”) or the Commission seeks to characterize any offering pursuant to the Resale Registration Shelf as constituting an offering of securities that does not permit such Resale Registration Shelf to become effective and be used for resales by the Holders under Rule 415, or if after the filing of the Resale Registration Shelf with the Commission pursuant to this Section 2.1(a), the Company is otherwise required by the Staff or the Commission to reduce the number of Registrable Securities included in the Resale Registration Shelf, then the Company shall reduce the number of Registrable Securities to be included in the Resale Registration Shelf until the Staff and the Commission shall so permit the Resale Registration Shelf to become effective and be used as aforesaid. In the event of any reduction in Registrable Securities pursuant to the immediately preceding sentence, the Company shall file, as soon as permitted by the Staff or the Commission, one or more additional Registration Statements on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act) covering the resale of Registrable Securities by the Holders that have not previously been registered under the Securities Act for resale by the Holders pursuant to Rule 415 until such time as all Registrable Securities have been included in such additional Registration Statement (or in one of such additional Registration Statements) that has or have been declared effective and the prospectus contained therein is available for use by the Holders. The provisions of this Agreement that are applicable to the Resale Registration Shelf shall also be applicable to such additional Registration Statement or each of such additional Registration Statements to the same extent as if such additional Registration Statement were the Resale Registration Shelf. Notwithstanding any provision in this Agreement to the contrary, the Company’s obligations to register Registrable Securities (and any related conditions to the Holder’s obligations) pursuant to this Agreement shall be qualified as necessary to comport with any requirement of the Commission or the Staff as addressed above in this Section 2.1(a).

(b)            The Company shall use commercially reasonable efforts to cause the Resale Registration Shelf and related prospectuses to become effective as promptly as practicable after filing. The Company shall use commercially reasonable efforts to cause the Resale Registration Shelf to remain effective under the Securities Act until the earlier of the date (i) all Registrable Securities covered by the Resale Registration Shelf have been sold or may be sold freely without limitations or restrictions as to volume or manner of sale pursuant to Rule 144 or (ii) all Registrable Securities covered by the Resale Registration Shelf otherwise cease to be Registrable Securities pursuant to the definition of “Registrable Securities”. The Company shall promptly, and within two (2) business days after the Company confirms effectiveness of the Resale Registration Shelf with the Commission, notify the Holders of the effectiveness of the Resale Registration Shelf.

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(c)            Deferral and Suspension. At any time after being obligated to file the Resale Registration Shelf, or after the Resale Registration Shelf has become effective, the Company may defer the filing of or suspend the use of the Resale Registration Shelf, upon giving written notice of such action to the Holders with a certificate signed by the Principal Executive Officer of the Company stating that in the good faith judgment of the Board after consultation with outside legal counsel for the Company, the filing or use of the Resale Registration Shelf would be seriously detrimental to the Company or its stockholders at such time and that the Board concludes, as a result, that it is in the best interests of the Company and its stockholders to defer the filing or suspend the use of the Resale Registration Shelf at such time. The Company shall have the right to defer the filing of or suspend the use of the Resale Registration Shelf for a period of not more than ninety (90) days from the date the Company notifies the Holders of such deferral or suspension; provided that the Company shall not exercise the right contained in this Section 2.1(c) more than once in any twelve (12) month period. In the case of the suspension of use of any effective Resale Registration Shelf, the Holders, immediately upon receipt of notice thereof from the Company, shall discontinue any offers or sales of Registrable Securities pursuant to the Resale Registration Shelf until advised in writing by the Company immediately following the conclusion of such event that the use of the Resale Registration Shelf may be resumed. In the case of either a suspension of use of, or deferred filing of, the Resale Registration Shelf, the Company shall, during the pendency of such suspension or deferral, use its reasonable best efforts to resolve such items or events the Board has identified that would be seriously detrimental to the Company or its stockholders.

(d)            Other Securities. The Resale Registration Shelf may include Other Securities; provided such Other Securities are excluded first from the Resale Registration Shelf in order to comply with any applicable laws or request from any Governmental Entity, Nasdaq or any applicable listing agency.

(e)            Piggy-Back Transactions. If the Company proposes to file with the Commission a registration statement, prospectus, or offering statement relating to an underwritten public offering for the account of selling stockholders of the Company (including, without limitation, any of the Holders) under the Securities Act (regardless of whether or not such underwritten public offering is also for the Company’s own account) of any of the Company’s equity or equity-linked securities (other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity or equity-linked securities to be issued solely in connection with any acquisition of any entity or business (or a business combination subject to Rule 145 under the Securities Act) or equity or equity-linked securities issuable in connection with the Company’s stock option or other employee benefit plans, and other than in connection with any applicable Form promulgated under the Securities Act relating to equity or equity-linked securities to be issued solely in connection with a dividend reinvestment or similar plan or rights offering) (a “Piggy-Back Transaction”), then the Company shall deliver to each Holder a written notice of such determination and, if within fifteen (15) calendar days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement or offering statement all or any part of such Registrable Securities that such Holder requests to be registered; provided, however, the Company shall not be required to register any Registrable Securities pursuant to this Section 2.1(f) that are the subject of a then-effective Registration Statement. The Company may postpone or withdraw the filing or the effectiveness of a piggy-back registration at any time in its sole discretion.

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(f)            Reduction of Piggy-Back Transaction. If the total number of securities requested to be included in a Piggy-Back Transaction exceeds the Maximum Successful Underwritten Offering Size for such Piggy-Back Transaction, then the number of securities to be offered pursuant to such Piggy-Back Transaction shall be reduced to such Maximum Successful Underwritten Offering Size, and such reduced number of securities shall be allocated as follows: (i) first, in the event that such Piggy-Back Transaction is being effected as a result of the exercise of any demand registration rights by any of the selling stockholders of the Company participating in such Piggy-Back Transaction, to such selling stockholder of the Company that exercised demand registration rights; (ii) second, and only if all of the securities that any of the selling stockholders referred to in the foregoing clause (i) have requested to be registered, offered and sold pursuant to such Piggy-Back Transaction have been included in such Piggy-Back Transaction, to the Company (if the Company has requested to register, offer and sell pursuant to such Piggy-Back Transaction any of its securities for its own account); and (iii) third, and only if all of the securities that the selling stockholders referred to in the foregoing clause (i) and the Company have requested to be registered, offered and sold pursuant to such Piggy-Back Transaction have been included in such Piggy-Back Transaction, to any other selling stockholders of the Company (including any of the Holders) on a pro rata basis in proportion to the number of securities of the Company that any such other selling stockholders of the Company have requested to be registered, offered and sold pursuant to such Piggy-Back Transaction.

2.2.            Fees and Expenses. All Registration Expenses incurred in connection with registrations pursuant to this Agreement shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders.

2.3.            Registration Procedures. In the case of each registration of Registrable Securities effected by the Company pursuant to Section 2.1 hereof, the Company shall keep the Holders advised as to the initiation of each such registration and as to the status thereof, and the Company shall use reasonable best efforts, within the limits set forth in this Section 2.3, to:

(a)            prepare and file with the Commission such amendments and supplements to the applicable Registration Statement, the prospectuses used in connection with such Registration Statement, and any other document incorporated therein by reference or, if necessary, renew or refile a Registration Statement, as may be necessary to keep such Registration Statement effective and current and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

(b)            furnish to the Holders such numbers of copies of a prospectus, including preliminary prospectuses, in conformity with the requirements of the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate the disposition of Registrable Securities;

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(c)            register and qualify (or file an exemption from such registration or qualification) the Registrable Securities covered by the applicable Registration Statement under such other securities or blue sky laws of such jurisdictions in the United States as shall be reasonably requested by the Holders and to keep each such registration or qualification (or exemption therefrom) effective until such time as the Registerable Securities cease to be Registerable Securities and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by any Registration Statement; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(d)            promptly notify the Holders at any time when (i) a prospectus or any prospectus supplement or post-effective amendment has been filed, and with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for any amendments or supplements to the Registration Statement or the prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (v) a prospectus relating to the applicable Registration Statement covering any Registrable Securities is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company shall use reasonable best efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(e)            provide a transfer agent and registrar for all Registrable Securities registered pursuant to the applicable Registration Statement and, if required, a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(f)            cause all such Registrable Securities included in the applicable Registration Statement pursuant to this Agreement to be listed on each securities exchange or other securities trading markets on which Common Stock is then listed;

(g)            cause the legend on any Registrable Securities covered by this Agreement to be removed at the Company’s sole expense if (i) such Registrable Securities may be sold pursuant to Rule 144 under the Securities Act without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1) under the Securities Act, or (ii) such Registrable Securities are being sold, assigned or otherwise transferred pursuant to Rule 144 under the Securities Act; provided, that the Holder of such Registrable Securities has provided all necessary documentation and evidence as may reasonably be required by the Company to confirm that the legend may be removed under applicable securities law. The Company shall cooperate with the applicable Holder of Registrable Securities covered by this Agreement to effect removal of the legend on such shares pursuant to this Section 2.3(g) as soon as reasonably practicable after the delivery of notice from such Holder that the conditions to removal are satisfied, as applicable (together with any documentation required to be delivered by such Holder pursuant to the immediately preceding sentence), which may include, among other things, causing to be delivered an opinion of the Company’s counsel to the Company’s transfer agent in a form and substance reasonably satisfactory to the transfer agent. The Company shall bear all transfer agent fees and fees of the Company’s counsel associated with the removal of a legend pursuant to this Section 2.3(g); and

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(h)            respond as promptly as reasonably possible to any comments received from the Commission with respect to any Registration Statement or any amendment thereto and to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or the suspension of the qualification of the Registrable Securities for sale in any jurisdiction, or to prevent any such suspension.

2.4.            Obligations of the Holders.

(a)            Discontinuance of Distribution. The Holders agree that, upon receipt of written notice from the Company of the occurrence of any event of the kind described in Section 2.3(d)(v) hereof, the Holders shall immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until the Holders’ receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.3(d)(v) hereof or receipt of notice that no supplement or amendment is required and that the Holders’ disposition of the Registrable Securities may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this Section 2.4(a).

(b)            Compliance with Prospectus Delivery Requirements. The Holders covenant and agree that they shall comply with the prospectus delivery requirements of the Securities Act as applicable to them or an exemption therefrom in connection with sales of Registrable Securities pursuant to any Registration Statement filed by the Company pursuant to this Agreement.

2.5.            Indemnification.

(a)            To the fullest extent permitted by law, the Company shall indemnify the Holders, and, as applicable, their officers, directors, members, shareholders and constituent partners, legal counsel for each Holder and each Person controlling the Holders, with respect to which registration, related qualification, or related compliance of Registrable Securities has been effected pursuant to this Agreement, and each underwriter, if any, and each Person who controls any underwriter within the meaning of the Securities Act, against all claims, losses, damages, or liabilities (or actions in respect thereof) to the extent such claims, losses, damages, or liabilities arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such registration, qualification, or compliance, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance; and the Company shall pay as incurred to the Holders, each such underwriter, and each Person who controls the Holders or underwriter, any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that the indemnity contained in this Section 2.5(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld, conditioned or delayed); and provided, further, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based upon any violation by such Holder of the obligations set forth in Section 2.4 hereof or any untrue statement or omission contained in such prospectus or other document based upon written information furnished to the Company by the Holders, such underwriter, or such controlling Person and stated to be for use therein.

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(b)            To the fullest extent permitted by law, each Holder (severally and not jointly) shall, if Registrable Securities held by such Holder are included for sale in the registration and related qualification and compliance effected pursuant to this Agreement, indemnify the Company, each of its directors, each officer of the Company who signs the applicable Registration Statement, each legal counsel and each underwriter of the Company’s securities covered by any such Registration Statement, and each Person who controls the Company or such underwriter within the meaning of the Securities Act, against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based upon (i) any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, or related document, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by such Holder of Section 2.4 hereof, the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable to such Holder and relating to action or inaction required of such Holder in connection with any such registration and related qualification and compliance, and shall pay as incurred to such persons, any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in (and such violation pertains to) such Registration Statement or related document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the indemnity contained in this Section 2.5(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if settlement is effected without the consent of such Holder (which consent shall not unreasonably be withheld, conditioned or delayed); provided, further, that such Holder’s liability under this Section 2.5(b) (when combined with any amounts such Holder is liable for under Section 2.5(d)) shall not exceed such Holder’s net proceeds from the offering of securities made in connection with such registration.

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(c)            Promptly after receipt by an indemnified party under this Section 2.5 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 2.5, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld, conditioned or delayed; provided, further, however, that if either party reasonably determines that there may be a conflict between the position of the Company and the Holders in conducting the defense of such action, suit, or proceeding by reason of recognized claims for indemnity under this Section 2.5, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. The failure to notify an indemnifying party promptly of the commencement of any such action shall not affect the indemnification provided hereunder except to the extent the indemnifying party shall have been actually materially prejudiced as a result of such failure. The indemnified party shall deliver to the indemnifying party, promptly after the indemnified party’s receipt thereof, copies of all notices and documents (including court filings and related papers) received by the indemnified party relating to the claim.

(d)            If the indemnification provided for in this Section 2.5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. In no event, however, shall (i) any amount due for contribution hereunder be in excess of the amount that would otherwise be due under Section 2.5(a) or Section 2.5(b), as applicable, based on the limitations of such provisions and (ii) a Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) be entitled to contribution from a Person who was not guilty of such fraudulent misrepresentation.

(e)            The obligations of the Company and the Holders under this Section 2.5 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Agreement or otherwise. The indemnity and contribution agreements contained in this Section 2.5 are in addition to any liability that the indemnifying parties may have to the indemnified parties.

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2.6.            Information. The Holders shall furnish to the Company such information regarding the Holders, their respective Registrable Securities and the distribution proposed by the Holders, as well as updates to any of such information, as the Company may reasonably request and as shall be reasonably required in connection with any registration referred to in this Agreement. The Holders agree to, as promptly as reasonably practicable (and in any event prior to any sales made pursuant to a prospectus or at the written request of the Company), furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by the Holders not misleading. The Holders agree to keep confidential the receipt of any notice, communication or document received pursuant to this Agreement (including, without limitation, any notice pursuant to Section 2.3(d)(v)) and the contents thereof, except as required pursuant to applicable law. Moreover, and without limiting the generality of the immediately preceding sentence, each Holder hereby acknowledges and agrees that any notice, communication or document received pursuant to this Agreement may constitute or contain material, non-public information under applicable securities laws, and that, if any notice, communication or document received by any Holder pursuant to this Agreement constitutes or contains material, non-public information with respect to the Company, such Holder is prohibited under applicable securities laws from disclosing to any person such material, non-public information and from trading in any securities of the Company for so long as such notice, communication or document or the contents thereof continue to be material, non-public information. Holder hereby agrees not to disclose any material, non-public information with respect to the Company and not to trade in any securities of the Company while in possession of material, non-public information with respect to the Company. Notwithstanding anything to the contrary herein, the Company shall be under no obligation to name a Holder in any Registration Statement or in any related prospectus or prospectus supplement if such Holder has not provided the information required by this Section 2.6 with respect to such Holder as a selling securityholder in such Registration Statement or any related prospectus or prospectus supplement.

2.7.            Rule 144 Requirements. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the Holders to sell Registrable Securities to the public without registration, the Company agrees to use reasonable best efforts to:

(a)            make and keep public information available, as those terms are understood and defined in Rule 144 at all times after the date hereof;

(b)            file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

(c)            prior to the filing of the Registration Statement or any amendment thereto (whether pre-effective or post-effective), and prior to the filing of any prospectus or prospectus supplement related thereto, to provide the Holders with copies of all of the pages thereof (if any) that reference the Holders; and

(d)            furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested by an Holder in availing itself of any rule or regulation of the Commission which permits an Holder to sell any such securities without registration.

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Section 3.
Miscellaneous

3.1.            Amendment. The terms and provisions of this Agreement may be modified, amended or terminated, and any of the provisions hereof may be waived, temporarily or permanently, pursuant to a writing executed by a duly authorized representative of the Company and Holders holding a majority of the then outstanding Registrable Securities (treating, for purposes of this Section 3.1, any shares of Common Stock issuable upon conversion of any shares of Preferred Stock then outstanding as if such shares of Common Stock were then issued and outstanding); provided that this Agreement may not be modified or amended, and no provision hereof may be waived, in any way that would adversely affect the rights of any Holder(s) hereunder in a manner disproportionate to any adverse effect such modification, amendment or waiver would have on the rights of all Holders as a whole, without also the prior written consent of such Holders that are so disproportionately adversely affected.

3.2.            Injunctive Relief. It is hereby agreed and acknowledged that it shall be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person shall be irreparably damaged and shall not have an adequate remedy at law. Any such Person shall, therefore, be entitled (in addition to any other remedy to which it may be entitled in law or in equity) to injunctive relief, including, without limitation, specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

3.3.            Notices. All notices required or permitted under this Agreement must be in writing and sent to the address or facsimile number identified below. Notices must be given: (a) by personal delivery, with receipt acknowledged; (b) by electronic mail followed by hard copy delivered by the methods under clause (a), (c) or (d); (c) by prepaid certified or registered mail, return receipt requested; or (d) by prepaid reputable overnight delivery service. Notices shall be effective upon receipt. Either party may change its notice address by providing the other party written notice of such change. Notices shall be delivered as follows:

If to the Holders:	At such Holder’s address or email address as set forth on such Holder’s counterpart signature page
If to the Company:	Leap Therapeutics, Inc. 47 Thorndike Street, Suite B1-1 Cambridge, MA 02141 Attention: Douglas E. Onsi, Chief Executive Officer Donsi@leaptx.com

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with a copy to:	Morgan, Lewis & Bockius LLP One Federal Street Boston, MA 02110 Attention: Julio E. Vega, Esq. julio.vega@morganlewis.com

3.4.            Governing Law; Jurisdiction; Venue; Jury Trial.

(a)            This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(b)            Each of the Company and the Holders irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement and the transactions contemplated herein, or for recognition or enforcement of any judgment, and each of the Company and the Holders irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts. Each of the Company and the Holders hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c)            Each of the Company and the Holders irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement and the transactions contemplated herein in any court referred to in Section 3.4(b) hereof. Each of the Company and the Holders hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)            EACH OF THE COMPANY AND THE HOLDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE COMPANY AND THE HOLDERS (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT EACH OF THE COMPANY AND THE HOLDERS HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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3.5.            Successors, Assigns and Transferees. Any and all rights, duties and obligations hereunder shall not be assigned, transferred, delegated or sublicensed by any party hereto without the prior written consent of the other party; provided, however, that the Holders shall be entitled to transfer Registrable Securities to one or more of their affiliates and, solely in connection therewith, may assign their rights hereunder in respect of such transferred Registrable Securities, in each case, without the prior consent of the Company so long as such Holder is not relieved of any liability or obligations hereunder. Any transfer or assignment made other than as provided in the first sentence of this Section 3.5 shall be null and void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

3.6.            Entire Agreement. This Agreement, together with any exhibits hereto, constitute the entire agreement between the parties relating to the subject matter hereof and all previous agreements or arrangements between the parties, written or oral, relating to the subject matter hereof are superseded.

3.7.            Waiver. No failure on the part of either party hereto to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of either party hereto in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver thereof; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

3.8.            Severability. If any part of this Agreement is declared invalid or unenforceable by any court of competent jurisdiction, such declaration shall not affect the remainder of the Agreement and the invalidated provision shall be revised in a manner that shall render such provision valid while preserving the parties’ original intent to the maximum extent possible.

3.9.            Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

3.10.            Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties that execute such counterparts (including by facsimile or other electronic means), and all of which together shall constitute one instrument.

3.11.            Term and Termination. The Holders’ rights to demand the registration of the Registrable Securities under this Agreement, as well as the obligations hereunder of the Company and the Holders other than pursuant to Section 2.5 hereof, shall terminate automatically once all Registrable Securities cease to be Registrable Securities pursuant to the terms of this Agreement.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the Company has executed this Registration Rights Agreement effective as of the day, month and year first above written.

Leap Therapeutics, inc.

By:	/s/ Douglas E. Onsi
Name:	Douglas E. Onsi
Title:	Chief Executive Officer

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